UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2020

Item 1:	Report(s) to Shareholders.

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund	Growth Leaders Fund

Durable Growth Fund	Health Care Fund

Focused Growth Fund	International Equity Fund

Focused Large Cap Value Fund	International Opportunities Fund

Focused Small Cap Value Fund	International Value Fund

Fundamental Equity Fund	Value Opportunities Fund

Global Equity Research Fund

For the fiscal year ended October 31, 2020

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting a Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

33	Investment Comparisons

50	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

77	Alpha Strategy Fund

78	Durable Growth Fund

81	Focused Growth Fund

83	Focused Large Cap Value Fund

85	Focused Small Cap Value Fund

87	Fundamental Equity Fund

90	Global Equity Research Fund

94	Growth Leaders Fund

97	Health Care Fund

101	International Equity Fund

107	International Opportunities Fund

113	International Value Fund

118	Value Opportunities Fund

122	Statements of Assets and Liabilities

130	Statements of Operations

137	Statements of Changes in Net Assets

150	Financial Highlights

192	Notes to Financial Statements

234	Report of Independent Registered Public Accounting Firm

236	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Durable Growth Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Research Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, and Lord Abbett Value Opportunities Fund

Annual Report

For the fiscal year ended October 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2020, the Fund returned 7.72%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,1 which returned -0.14% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain exposure to both growth and value stocks.

The portfolio’s weightings in domestic small- and micro-cap stocks within the Lord Abbett Micro Cap Growth Fund and the Lord Abbett Developing Growth Fund were the largest contributors to relative performance over the period, as innovation-oriented stocks outperformed cyclical industries throughout both the severe bear market in March 2020 and the subsequent recovery. The portfolio’s exposure to mid-cap stocks within the Lord Abbett Value Opportunities Fund also contributed to relative performance, as larger cap stocks outperformed smaller cap stocks over the period.

The portfolio’s weightings in domestic small- and micro-cap value stocks within the Lord Abbett Small Cap Value Fund and Lord Abbett Focused Small Cap Value Fund were the largest detractors from relative performance over the period, as the global pandemic caused smaller capitalization stocks within cyclical industries to struggle relative to the Russell 2000® Index. In addition, the portfolio’s allocation to international small-cap stocks within the Lord Abbett International Opportunities Fund was also a modest detractor from relative performance, as domestic equities outperformed international equities over the period.

Lord Abbett Durable Growth Fund

From November 4th, 2019 through the fiscal year ended October 31, 2020, the Fund returned 28.16% reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,3 which returned 28.12% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Security selection within the health care and industrials sectors contributed to relative performance. Within the health care sector, Danaher Corp., a medical device company, was the largest contributor to relative performance. Shares of Danaher rose as the company received Federal Drug Administration approval for its rapid COVID-19 test, which was expected to provide substantially faster results than existing tests. Additionally, the Fund’s allocation to Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, contributed to relative performance as Gilead Sciences announced it would acquire the company for a large premium.

Within the industrials sector, the Fund’s holding in Old Dominion Freight Line Inc., contributed to relative performance over the period. Shares of the less-than-load (LTL) trucking company rose throughout the period, most notably after tonnage trends started to improve in the beginning of the summer as a result of a surge in eCommerce demand and inventory restocking.

Conversely, stock selection within the consumer discretionary and energy sectors detracted from relative performance during the period. The Fund’s underweight position in Tesla Inc., a designer and manufacturer of electric vehicles and energy storage systems, detracted from relative performance as the company announced a stock split and expectations for strong demand out of China helped buoy the share price, despite lofty valuations. Aramark Holdings Corp., a provider of food, facilities, and uniform services, also detracted from relative performance. Aramark’s core business was severely impacted by the spread of COVID-19 to North America, which forced the cancellation of events and the closure of venues.

Within the energy sector, shares of Pioneer Natural Resources Co., an independent oil and gas exploration and production company, detracted from relative performance during the period. We believe Pioneer executed well during the period with good relative positioning via its assets in the Permian Basin and lower breakeven oil costs; however, this was overshadowed by falling energy prices and declining demand.

Lord Abbett Focused Growth Fund

For the fiscal year ended October 31, 2020, the Fund returned 69.40%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,3 which returned 29.22% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. Furthermore, as the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. During the second half of March, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Security selection within the information technology and consumer discretionary sectors contributed to relative performance. Within the information technology sector, Zoom Video Communications, Inc., a provider of a video communications platform, was the largest contributor to relative performance. Zoom Video Communications was a huge beneficiary of the disruption to traditional business and social interactions caused by the spread of COVID-19. Adoption of Zoom’s services rose rapidly throughout the period, with a torrent of new customers signing up, and existing customers increasing their utilization, which we believe led to the company’s sales and earnings growth accelerating rapidly. Additionally, the Fund’s allocation to Square, Inc., a provider of payment processing solutions, also contributed to relative performance. Shares of Square appreciated as the company’s earnings report demonstrated key upside in important metrics. Most importantly, the company’s “Cash App” application saw revenue growth accelerate, while its products continued to resonate within its market.

Within the consumer discretionary sector, Tesla, Inc., a designer and manufacturer of electric vehicles and energy storage systems, contributed to relative performance. Shares of Tesla rose rapidly as the company’s execution, capital expenditure discipline, and strong orders drove the advance in the stock price. Furthermore, the announcement of a stock split and expectations for strong demand out of China helped buoy the share price.

Conversely, stock selection within the communication services sector detracted from relative performance during the period. The Fund’s underweight position in Facebook, Inc., the world’s leading social network, detracted from relative performance as, in our view, the company continued to execute well despite regulatory pressure. Live Nation Entertainment Corp., an entertainment marketing company, also detracted from relative performance. Live Nation’s core business was severely impacted by the spread of COVID-19 to North America, which forced the cancellation of events and the closure of venues.

Another detractor from relative performance within the Fund was Chipotle Mexican Grill, Inc., a restaurant operator. Chipotle was severely impacted by the spread of COVID-19, as restaurants were forced to close and demand waned.

Lord Abbett Focused Large Cap Value Fund

For the fiscal year ended October 31, 2020, the Fund returned -11.74%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,4 which returned -7.57% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in

April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election and worries about stalled fiscal stimulus talks in Washington.

During the 12-month period ending October 31, 2020, Wells Fargo & Company, a diversified, community-based financial services company, detracted most from relative performance. Shares of Wells Fargo fell throughout the period, but dropped significantly in June 2020 following an announcement that net interest income was down more than 11% for the year. Delta Air Lines, Inc., an air transportation company, also detracted from relative performance, as the company faced significant headwinds as the pandemic limited travel. Specifically, shares dropped after reporting third quarter earnings where revenue was below expectations and management pushed out its cash flow break-even assumption from year-end 2020 to Spring 2021. The Fund’s position in Universal Health Services, Inc., a health care management company, also detracted from relative performance. Shares came under significant pressure in April after the firm missed earnings, which was attributed to significant slowdown in patient volumes in March 2020, in both the acute care and behavioral health units. Additionally, the stock was hurt by the firm’s inability to provide guidance for the year amid the uncertainty of the COVID-19 pandemic.

Conversely, the largest contributor to relative performance during the 12-month period ending October 31, 2020, was the Fund’s position in Thor Industries, Inc., a manufacturer of recreational vehicles (RVs). Shares of Thor increased as the demand for the RVs quickly rebounded as consumers looked for alternative ways to vacation during the pandemic. The Fund’s position in Discover Financial Services, a direct banking and payment services company, also contributed to relative performance. Shares of Discover rose as credit and spending trends improved quicker-than-expected during the second quarter, aided by the government stimulus package and enhanced unemployment benefits. The Fund’s position in Ameriprise Financial, Inc., a financial planning, asset management, and insurance services provider, also contributed to relative performance. Shares of Ameriprise rose following a better-than-expected first quarter, despite possible headwinds related to market volatility in March. The company’s first quarter performance was partially driven by an accelerated improvement in the advice and wealth management segment and outperformance in the asset management segment.

Lord Abbett Focused Small Cap Value Fund

For the fiscal year ended October 31, 2020, the Fund returned -11.21%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,5 which returned -13.92% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election and worries about stalled fiscal stimulus talks in Washington.

The largest contributor to relative performance during the 12-month period ending October 31, 2020, was the Fund’s position in Masonite International Corporation. Shares of the door manufacturer rose after the company reported first quarter adjusted earnings per share (EPS) of more than double consensus estimates due to better-than-expected results in the North American residential segment. In September, shares of Masonite continued to rally when, following better-than-expected demand for the North American residential segment, management raised its third quarter outlook, stating that they expected year-over-year sales growth to be up mid-single digits, versus their prior guidance which was flat. The Fund’s position in Thor Industries, Inc., a manufacturer of recreational vehicles (RVs), also contributed to relative performance. Shares of Thor increased as demand for RVs quickly rebounded as consumers looked for alternative ways to vacation during the pandemic. The Fund’s position in Brightsphere Investment Group, an asset management firm, also contributed to relative performance. The stock of Brightsphere rose after it was reported on June 26, 2020 that Generali, an Italian insurance and financial manager, had approached the company about a potential takeover.

Conversely, the Fund’s position in Triumph Group, Inc., a manufacturer of aerospace and defense systems and equipment for the aviation industry, detracted from relative performance. Shares of Triumph fell throughout the period, but dropped significantly in March, as travel restrictions grounded flights worldwide in response to the pandemic. Natus Medical Inc., a medical device company, also detracted from relative performance as the company’s shares fell after it reported second quarter earnings in which revenues were down 32.4% versus the second quarter of 2019. The decrease in revenues over the year was due to the impact of COVID-19. Specifically, Natus’ Neuro products and services segment was impacted by the decline in spending at many hospitals and the hearing and balance segment was hindered by the reduced activity in audiologists’ offices and retail hearing centers. The Fund’s position in Avnet Inc., an electronic components distributor, also detracted from relative performance. Throughout the year, Avnet continued to face significant headwinds relating to the COVID-19 pandemic causing sales to decline 11% year-over-year. Specifically, within the electronic components segment, which makes up 93% of Avnet’s total sales, revenue was down 11% year-over-year due to sluggish semiconductor sales. The stock experienced further pressure when the revenue forecast provided by management for the third quarter was lower than other semiconductor suppliers.

Lord Abbett Fundamental Equity Fund

For the fiscal year ended October 31, 2020, the Fund returned -6.39%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,4 which returned -7.57% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of

March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election and worries about stalled fiscal stimulus talks in Washington.

The largest contributor to relative performance during the 12-month period ending October 31, 2020, was the Fund’s position in Apple, Inc., a smartphone and personal electronics manufacturer. Shares of Apple rose throughout the year on the back of strong year-over-year revenue growth for iPhones and increased growth for Macs and iPads due to remote working and learning. The Fund’s position in E-Trade, Inc. also contributed to relative performance. Shares of the online brokerage firm rose after Morgan Stanley announced that it had reached an agreement to acquire the company in an all-stock deal valued at approximately $13B, a premium of 31%. The Fund’s position in Cummins, Inc., a manufacturer of diesel and natural gas engines, also contributed to relative performance. The stock rose after the company reported better-than-expected second quarter earnings driven by the firm’s exposure to China and its cost reduction incentives, which led to better-than-expected margins.

Conversely, during the 12-month period ending October 31, 2020 the Fund’s position in Wells Fargo & Company, a diversified, community-based financial services company, detracted most from relative performance. Shares fell throughout the period but dropped significantly in June following an announcement that net interest income was down more than 11% for the year. Citigroup Inc., a financial products and services company, also detracted from relative performance. Citi’s stock price fell after the Federal Open Markets Committee announced on June 10th that it would keep the federal funds rate at 0%-0.25%. Bank stocks fell due to expectations that this would likely lower net interest income in the medium-term. Shares of Citi came under further pressure in September, as several news articles suggested regulators could take action over the bank’s deficiencies in risk and control functions. The Fund’s position in Universal Health Services, Inc., a healthcare management company, also detracted from relative performance. Shares came under significant pressure in April after the firm missed earnings, which was attributed to the significant slowdown in March in patient volumes in both the Acute Care and Behavioral Health units. Additionally, the stock was hurt due to the firm’s inability to provide guidance for the year amid the uncertainty of the COVID-19 pandemic.

Lord Abbett Global Equity Research Fund

For the fiscal year ended October 31, 2020, the Fund returned 10.52%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI All Country World Index with Net Dividends,6 which returned 4.89% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. Furthermore, as the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since

1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. In the latter half of March, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.” The European Central Bank (ECB) maintained interest rates at 0% as new President Christine Lagarde took over the responsibility on November 1st, 2019. Since the COVID-19 pandemic roiled global markets during her tenure, the

ECB introduced and expanded its pandemic emergency purchase program (PEPP) and extended it to at least June 2021. The ECB also continued net purchases under the asset purchase program (APP) at a monthly pace of 20 billion euros, together with the purchase under the additional 120-billion-euro temporary envelope until the end of the year. Additionally, officials signaled readiness to adjust all of its instruments to ensure that inflation moved towards its aim in a sustained manner, including by slashing interest rates deeper into negative territory and changing the conditions of the targeted longer-term refinancing operations. Similar to other global central banks, The Bank of Japan (BoJ) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. The BoJ also maintained its stimulative monetary policy at its October 2020 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%.

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talking in Washington. Sentiment overseas moved largely in line with that of the U.S., and international equity markets staged a recovery from April through October 2020. Chinese equities rallied as the country’s economy gained control over the COVID-19 pandemic, and China’s economy managed to grow 4.9% year-on-year in the third quarter. In the Eurozone, equities rebounded as well, but in a less robust way, as a second wave of the COVID-19 pandemic materialized, and as second quarter GDP numbers from Germany, France, and the Eurozone weighed on investor sentiment. Germany’s economy contracted by 9.7%, France’s by 13.80%, and the Eurozone’s by 11.80% in the quarter.

In its latest October report, the International Monetary Fund estimated global growth at -4.4% for 2020, a less severe contraction than forecast in the June 2020 World Economic Outlook. “The revision reflects better-than anticipated second quarter GDP outturns, mostly in advanced economies, where activity began to improve sooner than expected after lockdowns were scaled back in May and June, as well as indicators of a stronger recovery in the third quarter.” The International Monetary Fund projects growth to pick up to 5.2% in 2021, “reflecting the more moderate downturn projected for 2020 and consistent with expectations of persistent social distancing”.

During the period, the Fund’s outperformance relative to the benchmark was driven by stock selection within the information technology and communication services sectors. Within the information technology sector, holdings in The Trade Desk, Inc. contributed to relative performance. Shares of the U.S.-based advertising technology platform company rose as management showed strong execution and initiated quarterly guidance in its television advertising business, revealing that the company’s competitive moat had widened. An overweight position in NVIDIA Corp. also contributed to relative performance as the company’s stock rose throughout the year. The American manufacturer of computer graphics processors and chipsets benefitted from strong underlying gaming demand driven by the COVID-19 pandemic, as well as from positive sentiment around its announced acquisition of Arm Limited from Softbank Group, Corp.

Within the communication services sector, an overweight position in Tencent Holdings Limited contributed to relative performance. The Chinese multinational technology conglomerate’s stock rose as it navigated the pandemic successfully, utilizing its platforms and technologies to help users adapt to the ‘new normal’ via online tools and digital content, resulting in mobile games revenue surging 62% year-over-year.

Conversely, stock selection within the consumer staples and energy sectors detracted from relative performance. Within the consumer staples sector, shares of Sysco Corp. detracted from performance. The food products distribution company’s stock fell as the COVID-19 pandemic proved to have a lasting negative effect on foodservice businesses through weaker demand. Additionally, Shiseido Company, Limited, a Japanese cosmetics company, detracted from relative performance. Shares fell over the period as the company’s plans for margin improvements were hit by drops in inbound tourism and by the COVID-19 pandemic. Investor sentiment shifted negatively given limited details about how a margin recovery would materialize.

Within the energy sector, holdings of Oneok, Inc. detracted from relative performance. The natural gas midstream services company’s stock fell as gas volumes across their system showed deep declines driven by COVID-19 and the drop in commodity prices.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2020, the Fund returned 60.35%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,3 which returned 29.22% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. Furthermore, as the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. During the second half of March, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Security selection within the information technology and consumer discretionary sectors contributed to relative performance. Within the information technology sector, Zoom Video Communications, Inc., a provider of a video communications platform, was the largest contributor to relative performance. Zoom Video Communications was a huge beneficiary of the disruption to traditional business and social interactions caused by the spread of COVID-19. Adoption of Zoom’s services rose rapidly throughout the period, with a torrent of new customers signing up, and existing customers increasing their utilization, which we believe led to the company’s sales and earnings growth accelerating rapidly. Additionally, the Fund’s allocation to Square, Inc., a provider of payment processing solutions, also contributed to relative performance. Shares of Square appreciated as the company’s earnings report demonstrated key upside in important metrics. Most importantly, the company’s “Cash App” application saw revenue growth accelerate, while its products continued to resonate within its market.

Within the consumer discretionary sector, Tesla, Inc., a designer and manufacturer of electric vehicles and energy storage systems, contributed to relative performance. Shares of Tesla rose rapidly as the company’s execution, capital expenditure discipline, and strong orders drove the advance in the stock price. Furthermore, the announcement of a stock split and expectations for strong demand out of China helped buoy the share price.

Conversely, stock selection within the communication services sector detracted from relative performance during the period. The Fund’s underweight position in Facebook, Inc., the world’s leading social network, detracted from relative performance as, in our view, the company continued to execute well despite regulatory pressure. Live Nation Entertainment Corp., an entertainment marketing company, also detracted from relative performance. Live Nation’s core business was severely impacted by the spread of COVID-19 to North America, which forced the cancellation of events and the closure of venues.

The Fund’s underweight to Apple, Inc., a designer of a variety of technology-related products and services, detracted from relative performance, as the company made progress in moderating product delays caused by the global pandemic.

Lord Abbett Health Care Fund

For the fiscal year ended October 31, 2020, the Fund returned 33.08%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI Health Care Index with Net Dividends,7 which returned 10.24% over the same period.

Politics remained an overhang for the health care sector in the U.S. throughout the period, especially as the 2020 elections approached. The prospects for Medicare-for-All increased, concerns that regulatory burdens would increase in the future lingered, and the potential for the Texas Affordable Care Act case to move to the U.S. Supreme Court in 2020 became an ongoing debate. However, in our view, regulatory and policy concerns were somewhat offset by the substantial innovation within the health care industry that was highlighted during the period.

The tide turned abruptly in February and March. The outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, and consumer confidence, resulting in recessionary and deflationary pressures, triggered a severe sell-off. The U.S. Federal Reserve responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. Similarly, the European Central Bank maintained an accommodative stance keeping interest rates at 0% and introduced and expanded its pandemic emergency purchase program. Despite a challenging global macroeconomic environment which continued to be driven by the COVID-19 pandemic, the broad markets rallied based on further stimulus and positive data on COVID treatments. Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. By the end of July, following Phase 1-2 clinical trial data from Moderna, Pfizer/BioNTech, and Astra Zeneca/Oxford, it was clear timelines for a vaccine were being accelerated, suggesting a vaccine might be available before the end of the year.

Sentiment overseas moved largely in line with that of the U.S., as international equity markets staged a recovery from April through October. In its October 2020 report, the International Monetary Fund estimated global growth at -4.4% for 2020, “reflecting the more moderate downturn projected for 2020 and consistent with expectations of persistent social distancing.” This was a less severe contraction than forecast in the June 2020 World Economic Outlook.

Security selection within the biotechnology industry was the largest contributor to relative performance during the period. Twist Bioscience Corp., a developer of proprietary DNA manufacturing processes, was the largest contributor to relative performance. Shares of Twist rose as the company’s proprietary platform drove scale, product development, and lowered costs for synthetic DNA fragments, which are key for antibody drug discovery. Additionally, the Fund’s allocation to Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, contributed to relative performance, as Gilead Sciences,

Inc. announced it would acquire the company for a large premium.

Conversely, the Fund’s positioning within the health care providers and services industry detracted from relative performance. Specifically, the Fund’s underweight allocation to UnitedHealth Group, Inc., a provider of a variety of health care services, detracted from relative performance as the company executed well throughout the period, despite a myriad of industry and regulatory headwinds. The Fund’s position in Constellation Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company, also detracted from relative performance during the period. At the European Hematology Medical meeting, Constellation presented what we believe to be compelling updated Phase 2 clinical trial data which indicated the company’s therapy had potential in treating myelofibrosis. However, there were some concern that lower risk patients were driving the strong efficacy in the study, which hurt the share price.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2020, the Fund returned 3.23%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-U.S. Index with Net Dividends8, which returned -2.61% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. Furthermore, as the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. In the latter half of March, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.” The European Central Bank (ECB) maintained interest rates at 0% as new President Christine Lagarde took over the responsibility on November 1st, 2019. Since the COVID-19 pandemic roiled global markets during her tenure, the ECB introduced and expanded its pandemic emergency purchase program (PEPP) and extended it to at least June 2021. The ECB also continued net purchases under the asset purchase program (APP) at a monthly pace of 20 billion euros, together with the purchase under the additional 120-billion-euro temporary envelope until the end of the year. Additionally, officials signaled readiness to adjust all of its instruments to ensure that inflation moved towards its aim in a sustained manner, including by slashing interest rates deeper into negative territory and changing the conditions of the targeted longer-term refinancing operations. Similar to other global central banks, The Bank of

Japan (BoJ) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. The BoJ also maintained its stimulative monetary policy at its October 2020 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%.

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talking in Washington. Sentiment overseas moved largely in line with that of the U.S., and international equity markets staged a recovery from April through October 2020. Chinese equities rallied as the country’s economy gained control over the COVID-19 pandemic, and China’s economy managed to grow 4.9% year-on-year in the third quarter. In the Eurozone, equities rebounded as well, but in a less robust way, as a second wave of the COVID-19 pandemic materialized, and as second quarter GDP numbers from Germany, France, and the Eurozone weighed on investor sentiment. Germany’s economy contracted by 9.7%, France’s by 13.80%, and the Eurozone’s by 11.80% in the quarter.

In its latest October report, the International Monetary Fund estimated global growth at -4.4% for 2020, a less severe contraction than forecast in the June 2020 World Economic Outlook. “The revision reflects better-than anticipated second quarter GDP outturns, mostly in advanced economies, where activity began to improve sooner than expected after lockdowns were scaled back in May and June, as well as indicators of a stronger recovery in the third quarter.” The International Monetary Fund projects growth to pick up to 5.2% in 2021, “reflecting the more moderate downturn projected for 2020 and consistent with expectations of persistent social distancing”.

During the period, the Fund’s outperformance relative to the benchmark was driven by stock selection within the health care and industrials sectors. Within the health sector, holdings in Lonza Group AG, a Swiss pharmaceutical, health care, and life science products company, contributed to relative performance. Shares rose as Lonza was categorized as “essential” during the COVID-19 pandemic and its license to operate remained intact in all markets, without any major disruptions in its supply chain. An overweight position in Genmab A/S also contributed to relative performance, as the Denmark-based biotechnology company benefited from strong momentum and positive investors sentiment, driven by the expected strength of the company’s announced collaboration with AbbVie, Inc.

Security selection in the industrials sector also contributed to relative performance. Specifically, overweight position in Airtac International Group contributed to relative performance. Shares of the Taiwan-based pneumatic equipment manufacturing company rose after the company reported better-than-expected 2Q20 results, with management reaffirming an industry upcycle and strong 5G-related and new infrastructure demand.

Conversely, stock selection within the energy and consumer staples sectors detracted from relative performance over the period. Within the energy sector, shares of Royal Dutch Shell PLC detracted from relative performance, as the global oil and gas production company’s stock fell due to surprisingly weak 2Q20 earnings results, elevated debt, and uncertainty around financial priorities and free cash flow outlook.

Within the consumer staples sector, shares of Shiseido Company Limited, a Japanese cosmetics company, detracted from relative performance. Shares fell over the period as the company’s plans for margin improvements were hit by drops in inbound tourism and by the COVID-19 pandemic. Investor sentiment shifted negatively, given limited details about how a margin recovery would materialize. An overweight position in Asahi Group Holdings, Ltd., a Japanese food and beverages company, also detracted from relative performance. The company’s stock fell after it booked a 43% year-over-year decline in consolidated core operating profit in the second quarter of 2020, due in part to restaurant closures and lower demand from Japanese pubs resulting from the increased prevalence of telecommuting.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2020, the Fund returned -0.84%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index9, which returned -0.13% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. Furthermore, as the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. In the back half of March, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time”. The European Central Bank (ECB) maintained interest rates at 0% as new President Christine Lagarde took over the responsibility on November 1st, 2019. Since the COVID-19 pandemic roiled global markets during her tenure, the ECB introduced and expanded its pandemic emergency purchase program (PEPP) and extended it to at least June 2021. The ECB also continued net purchases under the asset purchase program (APP) at a monthly pace of 20 billion euros, together with purchases under the additional 120-billion-euro temporary envelope until the end of the year. Additionally, officials signaled readiness to adjust all of the ECB’s instruments to ensure that inflation moved towards its aim in a sustained manner, including by slashing interest rates deeper into negative territory and changing the conditions of the targeted longer-term refinancing operations. Similar to other global central banks, The Bank of Japan (BoJ) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. The BoJ also maintained its stimulative monetary policy at its October 2020 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%.

Risk assets began to stage a recovery in April and May on the back of progress with respect to coronavirus treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington. Sentiment overseas moved largely in line with that of the U.S., and international equity markets staged a recovery from April through October. Chinese equities rallied as the country’s economy gained control over the coronavirus pandemic, and China’s economy managed to grow 4.9% year-on-year in the third quarter. In the Eurozone, equities rebounded as well, but in a less robust way, as a second wave of the COVID-19 pandemic materialized, and as second quarter GDP numbers from Germany, France, and the Eurozone weighed on investor sentiment. Germany’s economy contracted by 9.7%, France’s by 13.80%, and the Eurozone’s by 11.80% in the second quarter.

In its latest October report, the International Monetary Fund estimated global growth at -4.4% for 2020, a less severe contraction than forecast in the June 2020 World Economic Outlook. “[t]he revision reflects better-than-anticipated second quarter GDP outturns, mostly in advanced economies, where activity began to improve sooner than expected after lockdowns were scaled back in May and June, as well as indicators of a stronger recovery in the third quarter.” The International Monetary Fund projects growth to pick up to 5.2% in 2021, “reflecting the more moderate downturn projected for 2020 and consistent with expectations of persistent social distancing”.

Stock selection, most notably in the industrials and health care sectors, was the primary driver of relative underperformance during the period. Within the industrials sector, shares of Senior PLC detracted from relative performance. Shares of the U.K.-based aerospace components and systems manufacturing company fell as the demand outlook across the company’s aerospace and industrial end-markets deteriorated as a result of the COVID-19 pandemic. In addition, shares of Loomis AB detracted from relative performance. The Swedish cash handling company’s stock fell as the global pandemic accelerated fears of the move away from cash transactions.

Within the health care sector, shares of Korian SA detracted from relative performance over the period. Shares of the European leader in dependent care, which operates nursing homes, assisted living facilities, home-care networks and clinics, fell despite the company’s relatively resilient earnings results, as the market misunderstood the impact of COVID-19 on Korian relative to other dependent care operators - particularly in light of Korian’s 30% exposure to Germany, a country which experienced limited pressure from COVID-19.

Conversely, stock selection in the real estate and communication services sectors contributed to relative performance. Within the real estate sector, shares of Nippon Prologis REIT, Inc. contributed to relative performance. Shares of the Japanese real estate investment trust rose as property management remained steady despite the COVID-19 pandemic, with only about 0.1% of overall rental income getting deferred and portfolio occupancy averaging 99.2% throughout the company’s properties. In addition, holdings of Patrizia AG contributed to relative performance during the period. Shares of the Germany-based real estate investment company rose after it managed to sign transaction volumes in the second quarter of 2020 in the same amount as in the first quarter, notwithstanding that the lockdowns in Europe had a severe impact on activity in the European real estate markets.

Within the communication services sector, an overweight position in Capcom Co., Ltd. contributed to relative performance, as shares of the company rose throughout the period. The Japanese video game manufacturing company benefited from an accelerated shift to digital entertainment in the leisure industry, partly as a result of the COVID-19 pandemic. Additionally, the company was able to bolster sales with a growing library of content and a flexible pricing strategy.

Lord Abbett International Value Fund

For the fiscal year ended October 31, 2020, the Fund returned -11.89%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI EAFE Value Index with Net Dividends,10 which returned -18.42% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. Furthermore, as the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. In the latter half of March, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.” The European Central Bank (ECB) maintained interest rates at 0% as new President Christine Lagarde took over the responsibility on November 1st, 2019. Since the COVID-19 pandemic roiled global markets during her tenure, the

ECB introduced and expanded its pandemic emergency purchase program (PEPP) and extended it to at least June 2021. The ECB also continued net purchases under the asset purchase program (APP) at a monthly pace of 20 billion euros, together with the purchase under the additional 120-billion-euro temporary envelope until the end of the year. Additionally, officials signaled readiness to adjust all of its instruments to ensure that inflation moved towards its aim in a sustained manner, including by slashing interest rates deeper into negative territory and changing the conditions of the targeted longer-term refinancing operations. Similar to other global central banks, The Bank of Japan (BoJ) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. The BoJ also maintained its stimulative monetary policy at its October 2020 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%.

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talking in Washington. Sentiment overseas moved largely in line with that of the U.S., and international equity markets staged a recovery from April through October 2020. Chinese equities rallied as the country’s economy gained control over the COVID-19 pandemic, and China’s economy managed to grow 4.9% year-on-year in the third quarter. In the Eurozone, equities rebounded as well, but in a less robust way, as a second wave of the COVID-19 pandemic materialized, and as second quarter GDP numbers from Germany, France, and the Eurozone weighed on investor sentiment. Germany’s economy contracted by 9.7%, France’s by 13.80%, and the Eurozone’s by 11.80% in the quarter.

In its latest October report, the International Monetary Fund estimated global growth at -4.4% for 2020, a less severe contraction than forecast in the June 2020 World Economic Outlook. “The revision reflects better-than anticipated second quarter GDP outturns, mostly in advanced economies, where activity began to improve sooner than expected after lockdowns were scaled back in May and June, as well as indicators of a stronger recovery in the third quarter.” The International Monetary Fund projects growth to pick up to 5.2% in 2021, “reflecting the more moderate downturn projected for 2020 and consistent with expectations of persistent social distancing”.

During the period, the Fund’s outperformance relative to the benchmark was driven by its stock selection within the consumer discretionary and information technology sectors. Within the consumer discretionary sector, shares of Xinyi Glass Holdings Ltd., a Hong-Kong based manufacturer of glass products, rose as the China float glass market extended its strength, thanks to increased demand amid the acceleration of construction projects post COVID-19 and as float glass prices strengthened. Additionally, an overweight position in Sony Corp. contributed to relative performance throughout the year. The Japanese video game and gaming console manufacturing company’s stock rose as stay-at-home demand due to the COVID-19 pandemic boosted near term earnings and is also likely to help create stable earnings over the longer term, especially as the company has been shifting focus to game & network services.

Within the information technology sector, shares of Infineon Technologies AG, a German semiconductor and system solutions company, contributed to relative performance. The company’s stock advanced as fiscal year 2020 third quarter earnings results showed compelling revenue growth against the background of the global pandemic and economic slowdown, and as concrete signs of a recovery in the auto sector were reassuring, as well.

Conversely, stock selection within the utilities and consumer staples sectors detracted from relative performance. Within the utilities sector, shares of Rubis SCA, a French downstream oil and chemical processing company, fell as the company’s debt reduction and cost-cutting strategies were met with persistent declines in earnings from the Energy division, mostly due to declines in volumes and the negative effects of the plunge in oil prices. Additionally, CK Infrastructure Holdings, Ltd., a Hong-Kong based development company engaging in the construction of power plants, industrial buildings, and other infrastructure facilities, detracted from relative performance. The company’s stock fell, as the majority of its profit contributions are generated in Europe, North America and Oceania, where the pandemic hit particularly hard and where the situation remained uncertain for a prolonged period of time.

Within the consumer staples sector, shares of Asahi Group Holdings, Ltd., a Japanese food and beverages company, also detracted from relative performance. The company’s stock fell after it booked a 43% year-over-year decline in consolidated core operating profit in the second quarter of 2020, due in part to restaurant closures and lower demand from Japanese pubs resulting from the increased prevalence of telecommuting.

Lord Abbett Value Opportunities Fund

For the fiscal year ended October 31, 2020, the Fund returned 2.35%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2500TM Index,11 which returned 2.12% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The

Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September 2020 meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election and worries about stalled fiscal stimulus talks in Washington.

The Fund’s position in Old Dominion Freight Line Inc. contributed most to relative performance over the 12-month period ending October 31, 2020. Shares of the less-than-load (LTL) trucking company rose throughout the period, most notably after tonnage trends started to improve in the beginning of the summer as a result of a surge in eCommerce demand and inventory restocking. Another contributor during the period was the Fund’s position in Generac Holdings, Inc., a manufacturer of power generation equipment. Shares of the power generation equipment company rose after a strong second quarter, where revenue and earnings beat consensus due to robust residential sales. Demand for the product category was at an all-time high given the heightened levels of power outages, concerns surrounding utility shutoffs in California, forecasts for an active upcoming hurricane season and people spending more time at home. The Fund’s holding in Discover Financial Services, a direct banking and payment services company, also contributed to relative performance. Shares of Discover rose as credit and spending trends improved quicker-than-expected during the second quarter, aided by the government stimulus package and enhanced unemployment benefits.

Conversely, the Fund’s holding in FLIR Systems, Inc., a company that manufactures thermal sensing solutions, was the largest detractor from relative performance over the period. The stock price dropped after the company reported second quarter earnings which revealed the demand for elevated skin temperature (EST) cameras was lower-than-expected, as customers were opting to implement the cameras on a smaller scale to test them before deploying them on a larger scale. Hill-Rom Holdings, Inc., a medical technology company, also detracted from relative performance. Shares of Hill-Rom sold off after the company announced that it expected a net negative impact from the pandemic in the fourth quarter, after seeing a net positive impact in the second and third quarters of 2020. At the onset of the pandemic, categories such as specialty beds and vital signs monitors experienced a significant increase in demand, while categories such as surgical solutions, vision care and care communications, saw a decrease in demand. However, in the fourth quarter, the categories that increased may slow significantly and those that fell may continue to decline, resulting in negative core revenue growth. The Fund’s position in NuVasive Inc., a minimally-disruptive surgical products provider, also detracted from relative performance. Shares of NuVasive were under pressure throughout the period, but experienced a significant pullback after the company announced that the release of the surgical intelligence platform, Pulse, would be delayed by six months due to software and hardware updates. The firm also faced significant headwinds due to ongoing uncertainties around rising COVID-19 cases, given its business relies heavily on manufacturing equipment used for elective procedures.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

4    The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5    The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth rates. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

6    The MSCI ACWI (All Country World Index) with Net Dividends is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

7    The MSCI ACWI Health Care Index with Net Dividends includes large and mid cap securities across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in the Health Care Industry as per the Global Industry Classification Standard.

8    The MSCI ACWI (All Country World Index) ex-U.S. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals domiciled in the country of the company but does not include tax credits. The MSCI ACWI ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

9    The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

10    The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

11    The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, each Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A4	1.51%	6.81%	9.04%	–
Class C5	6.07%	7.28%	8.88%	–
Class F6	7.89%	8.25%	9.86%	–
Class F3[7]	8.10%	–	–	8.49%
Class I6	8.02%	8.36%	9.97%	–
Class R2[6]	7.39%	7.71%	9.31%	–
Class R3[6]	7.47%	7.82%	9.42%	–
Class R4[8]	7.79%	8.10%	–	6.21%
Class R5[8]	8.02%	8.37%	–	6.48%
Class R6[8]	8.14%	8.44%	–	6.54%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Durable Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2020

Life of Class
Class A3	20.75%
Class C4	26.20%
Class F5	28.46%
Class F3[5]	28.55%
Class I5	28.48%
Class R3[5]	27.84%
Class R4[5]	28.16%
Class R5[5]	28.48%
Class R6[5]	28.55%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on November 1, 2020 and performance for the Class began on November 4, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

October 31, 2020, is calculated using the SEC required uniform method to compute such return.

4   Class C shares commenced operations on November 1, 2020 and performance for the Class began on November 4, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on November 1, 2020 and performance for the Classes began on November 4, 2020. Performance is at net asset value.

Focused Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2020

	1 Year	Life of Class
Class A3	59.64%	35.00%
Class C4	67.10%	38.66%
Class F5	69.89%	40.06%
Class F3[5]	69.97%	40.15%
Class I5	69.72%	40.03%
Class R3[5]	68.92%	39.35%
Class R4[5]	69.35%	39.70%
Class R5[5]	69.83%	40.03%
Class R6[5]	69.97%	40.15%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on January 31, 2019.

3   Class A shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5   Commenced operations on January 30, 2019 and performance for the Classes began on January 31, 2019. Performance is at net asset value.

Focused Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2020

	1 Year	Life of Class
Class A3	–16.82%	–14.85%
Class C4	–13.22%	–11.34%
Class F5	–11.54%	–10.49%
Class F3[5]	–11.50%	–10.46%
Class I5	–11.43%	–10.40%
Class R3[5]	–11.98%	–10.94%
Class R4[5]	–11.74%	–10.70%
Class R5[5]	–11.51%	–10.46%
Class R6[5]	–11.43%	–10.40%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

Focused Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	–16.30%	2.94%	7.00%	–
Class C4	–12.76%	–	–	–10.78%
Class F5	–11.00%	–	–	–9.79%
Class F3[5]	–10.88%	–	–	–9.70%
Class I6	–11.00%	4.23%	7.73%	–
Class R5[5]	–11.00%	–	–	–9.79%
Class R6[5]	–10.87%	–	–	–9.67%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC required uniform method to compute such return.

4   Class C shares commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. Performance is at net asset value.

6   Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	–11.75%	3.66%	7.20%	–
Class C4	–7.90%	4.13%	7.08%	–
Class F5	–6.22%	5.06%	8.05%	–
Class F3[6]	–6.11%	–	–	3.13%
Class I5	–6.16%	5.17%	8.15%	–
Class P5	–6.54%	4.70%	7.67%	–
Class R2[5]	–6.68%	4.54%	7.51%	–
Class R3[5]	–6.62%	4.63%	7.61%	–
Class R4[7]	–6.35%	4.91%	–	4.30%
Class R5[7]	–6.08%	5.18%	–	4.57%
Class R6[7]	–6.03%	5.28%	–	4.66%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Global Equity Research Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Net Dividends and the MSCI All Country World Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	Life of Class
Class A3	4.18%	7.92%
Class C4	8.75%	8.81%
Class F5	10.73%	9.79%
Class F3[6]	10.78%	9.68%
Class I5	10.75%	9.88%
Class R3[5]	10.25%	9.34%
Class R4[5]	10.51%	9.62%
Class R5[5]	10.75%	9.88%
Class R6[5]	10.87%	9.93%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3   Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6   Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	Life of Class
Class A3	51.11%	19.59%	16.85%
Class C4	58.17%	20.12%	16.75%
Class F5	60.72%	21.29%	17.84%
Class F3[6]	60.84%	–	28.20%
Class I5	60.72%	21.32%	17.91%
Class R2[5]	59.75%	20.59%	17.36%
Class R3[5]	59.94%	20.71%	17.36%
Class R4[7]	60.33%	21.01%	19.87%
Class R5[7]	60.74%	21.33%	20.18%
Class R6[7]	60.84%	21.40%	20.26%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3   Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Health Care Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index ACWI Health Care Net Index and MSCI ACWI Health Care Gross Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2020

	1 Year	Life of Class
Class A3	25.46%	16.48%
Class C4	31.11%	21.24%
Class F5	33.34%	22.41%
Class F3[5]	33.49%	22.52%
Class I5	33.40%	22.45%
Class R3[5]	32.76%	21.85%
Class R4[5]	33.08%	22.15%
Class R5[5]	33.39%	22.45%
Class R6[5]	33.56%	22.57%

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3      Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC required uniform method to compute such return.

4      The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5      Performance is at net asset value.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Net Dividends and the MSCI ACWI ex-USA® Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	–2.68%	1.85%	2.21%	–
Class C4	1.27%	2.29%	2.10%	–
Class F5	3.39%	3.30%	3.05%	–
Class F3[6]	3.53%	–	–	4.59%
Class I5	3.52%	3.42%	3.17%	–
Class P5	2.96%	2.87%	2.66%	–
Class R2[5]	2.86%	2.70%	2.50%	–
Class R3[5]	2.92%	2.81%	2.60%	–
Class R4[7]	3.17%	3.08%	–	2.24%
Class R5[7]	3.39%	3.31%	–	2.47%
Class R6[7]	3.53%	3.44%	–	2.61%

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3      Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4      The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5      Performance is at net asset value.

6      Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7      Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	–6.56%	1.71%	4.59%	–
Class C4	–2.61%	2.15%	4.47%	–
Class F5	–0.72%	3.07%	5.40%	–
Class F3[6]	–0.54%	–	–	2.55%
Class I5	–0.62%	3.17%	5.51%	–
Class P5	–1.08%	2.71%	5.04%	–
Class R2[5]	–1.24%	2.56%	4.88%	–
Class R3[5]	–1.17%	2.67%	5.00%	–
Class R4[7]	–0.90%	2.92%	–	2.20%
Class R5[7]	–0.56%	3.18%	–	2.45%
Class R6[7]	–0.54%	3.28%	–	2.56%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) EAFE Value Index with Net Dividends and the MSCI EAFE Value Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI EAFE Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Value Index. The performance of other classes will be greater than or less than the performance shown in the graph due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	–17.00%	–1.32%	–0.01%	–
Class C4	–13.44%	–0.88%	–0.13%	–
Class F5	–11.69%	0.07%	0.81%	–
Class F3[6]	–11.57%	–	–	–1.11%
Class I5	–11.71%	0.15%	0.90%	–
Class R2[5]	–12.47%	–0.55%	0.28%	–
Class R3[5]	–12.00%	–0.37%	0.37%	–
Class R4[7]	–11.90%	–0.15%	–	–1.80%
Class R5[7]	–11.74%	0.09%	–	–1.56%
Class R6[7]	–11.57%	0.16%	–	–1.50%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	–3.55%	4.19%	7.75%	–
Class C4	0.68%	4.64%	7.63%	–
Class F5	2.50%	5.59%	8.61%	–
Class F3[6]	2.69%	–	–	4.27%
Class I5	2.58%	5.68%	8.70%	–
Class P5	2.18%	5.21%	8.23%	–
Class R2[5]	1.96%	5.07%	8.07%	–
Class R3[5]	2.09%	5.17%	8.17%	–
Class R4[7]	2.34%	5.43%	–	4.33%
Class R5[7]	2.58%	5.69%	–	4.59%
Class R6[7]	2.69%	5.80%	–	4.69%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 through October 31, 2020).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/20 – 10/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/20	10/31/20	5/1/20 – 10/31/20
Class A
Actual	$1,000.00	$1,237.10	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.97	$2.19
Class C
Actual	$1,000.00	$1,233.20	$6.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99
Class F
Actual	$1,000.00	$1,238.20	$1.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.73	$1.42
Class F3
Actual	$1,000.00	$1,239.80	$0.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.73	$0.41
Class I
Actual	$1,000.00	$1,239.50	$1.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.23	$0.92
Class R2
Actual	$1,000.00	$1,235.40	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$3.96
Class R3
Actual	$1,000.00	$1,235.80	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46
Class R4
Actual	$1,000.00	$1,237.80	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.87	$2.29
Class R5
Actual	$1,000.00	$1,239.40	$1.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.23	$0.92
Class R6
Actual	$1,000.00	$1,239.70	$0.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.63	$0.51

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.43% for Class A, 1.18% for Class C, 0.28% for Class F, 0.08% for Class F3, 0.18% for Class I, 0.78% for Class R2, 0.68% for Class R3, 0.45% for Class R4, 0.18% for Class R5 and 0.10% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2020

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	20.24%
Lord Abbett Securities Trust - Focused Small Cap Value Fund - Class I	10.07%
Lord Abbett Securities Trust - International Opportunities Fund - Class I	19.35%
Lord Abbett Securities Trust - Micro-Cap Growth Fund - Class I	10.05%
Lord Abbett Research Fund, Inc. - Small Cap Value Fund - Class I	19.94%
Lord Abbett Securities Trust - Value Opportunities Fund - Class I	20.32%
Repurchase Agreement	0.03%
Total	100.00%
*	Represents percent of total investments.

Durable Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 – 10/31/20
Class A
Actual	$1,000.00	$1,219.70	$5.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82
Class C
Actual	$1,000.00	$1,215.30	$9.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.62
Class F
Actual	$1,000.00	$1,221.40	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class F3
Actual	$1,000.00	$1,221.30	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$3.25
Class I
Actual	$1,000.00	$1,220.70	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class R3
Actual	$1,000.00	$1,217.90	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09
Class R4
Actual	$1,000.00	$1,219.70	$5.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82
Class R5
Actual	$1,000.00	$1,221.40	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class R6
Actual	$1,000.00	$1,221.30	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$3.25

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class C, 0.70% for Class F, 0.64% for Class F3, 0.70% for Class I, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.64% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	13.56%
Consumer Discretionary	17.13%
Consumer Staples	3.93%
Financials	2.11%
Health Care	13.29%
Industrials	6.05%
Information Technology	39.16%
Materials	2.79%
Real Estate	1.77%
Repurchase Agreement	0.21%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 – 10/31/20
Class A
Actual	$1,000.00	$1,450.10	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33
Class C
Actual	$1,000.00	$1,445.00	$10.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.19	$9.02
Class F
Actual	$1,000.00	$1,452.40	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06
Class F3
Actual	$1,000.00	$1,452.50	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.52	$3.66
Class I
Actual	$1,000.00	$1,451.90	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06
Class R3
Actual	$1,000.00	$1,448.90	$8.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60
Class R4
Actual	$1,000.00	$1,450.70	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33
Class R5
Actual	$1,000.00	$1,451.90	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06
Class R6
Actual	$1,000.00	$1,452.50	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.52	$3.66

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.78% for Class C, 0.80% for Class F, 0.72% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.72% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	16.20%
Consumer Discretionary	24.61%
Health Care	8.77%
Information Technology	47.23%
Real Estate	0.85%
Repurchase Agreement	2.34%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 – 10/31/20
Class A
Actual	$1,000.00	$1,117.30	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.88
Class C
Actual	$1,000.00	$1,114.30	$9.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.54	$8.67
Class F
Actual	$1,000.00	$1,119.00	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.61
Class F3
Actual	$1,000.00	$1,119.00	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$3.20
Class I
Actual	$1,000.00	$1,119.80	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.61
Class R3
Actual	$1,000.00	$1,116.70	$6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.14
Class R4
Actual	$1,000.00	$1,118.30	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.88
Class R5
Actual	$1,000.00	$1,119.90	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.61
Class R6
Actual	$1,000.00	$1,119.80	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$3.20

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.71% for Class C, 0.71% for Class F, 0.63% for Class F3, 0.71% for Class I, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	8.53%
Consumer Discretionary	12.14%
Consumer Staples	6.25%
Energy	4.84%
Financials	33.09%
Health Care	14.45%
Industrials	7.99%
Information Technology	4.27%
Materials	6.69%
Repurchase Agreement	1.75%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 – 10/31/20
Class A
Actual	$1,000.00	$1,240.60	$7.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.50
Class C
Actual	$1,000.00	$1,235.60	$11.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.93	$10.28
Class F
Actual	$1,000.00	$1,242.50	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class F3
Actual	$1,000.00	$1,242.80	$5.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82
Class I
Actual	$1,000.00	$1,242.50	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class R5
Actual	$1,000.00	$1,242.50	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class R6
Actual	$1,000.00	$1,243.40	$5.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.28% for Class A, 2.03% for Class C, 1.03% for Class F, 0.95% for Class F3, 1.03% for Class I, 1.03% for Class R5 and 0.95% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	2.38%
Consumer Discretionary	7.34%
Consumer Staples	3.02%
Energy	3.02%
Financials	32.68%
Health Care	2.61%
Industrials	21.46%
Information Technology	7.12%
Materials	13.47%
Real Estate	6.47%
Repurchase Agreement	0.43%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 – 10/31/20
Class A
Actual	$1,000.00	$1,084.20	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77
Class C
Actual	$1,000.00	$1,081.20	$8.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$8.57
Class F
Actual	$1,000.00	$1,086.40	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.01
Class F3
Actual	$1,000.00	$1,086.20	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$3.20
Class I
Actual	$1,000.00	$1,085.60	$3.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.67	$3.51
Class P
Actual	$1,000.00	$1,083.90	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.79
Class R2
Actual	$1,000.00	$1,083.10	$6.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.55
Class R3
Actual	$1,000.00	$1,082.80	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$6.04
Class R4
Actual	$1,000.00	$1,084.70	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77
Class R5
Actual	$1,000.00	$1,086.60	$3.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.67	$3.51
Class R6
Actual	$1,000.00	$1,087.20	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$3.20

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Class C, 0.79% for Class F, 0.63% for Class F3, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	9.55%
Consumer Discretionary	7.56%
Consumer Staples	7.38%
Energy	3.85%
Financials	18.86%
Health Care	14.52%
Industrials	12.48%
Information Technology	10.87%
Materials	4.61%
Real Estate	3.37%
Utilities	6.42%
Repurchase Agreement	0.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Equity Research Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,197.90	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57
Class C
Actual	$1,000.00	$1,193.50	$9.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.84	$8.36
Class F
Actual	$1,000.00	$1,198.50	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81
Class F3
Actual	$1,000.00	$1,198.30	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$3.10
Class I
Actual	$1,000.00	$1,198.50	$3.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30
Class R3
Actual	$1,000.00	$1,196.00	$6.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84
Class R4
Actual	$1,000.00	$1,197.70	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57
Class R5
Actual	$1,000.00	$1,198.50	$3.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30
Class R6
Actual	$1,000.00	$1,199.40	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$3.10

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.75% for Class F, 0.61% for Class F3, 0.65% for Class I, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.61% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	9.56%
Consumer Discretionary	13.89%
Consumer Staples	7.85%
Energy	2.18%
Financials	11.64%
Health Care	11.94%
Industrials	11.39%
Information Technology	21.27%
Materials	5.15%
Real Estate	2.88%
Utilities	2.25%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,419.70	$5.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57
Class C
Actual	$1,000.00	$1,414.50	$10.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.84	$8.36
Class F
Actual	$1,000.00	$1,421.50	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30
Class F3
Actual	$1,000.00	$1,422.10	$3.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.17	$3.00
Class I
Actual	$1,000.00	$1,421.70	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30
Class R2
Actual	$1,000.00	$1,417.30	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34
Class R3
Actual	$1,000.00	$1,417.60	$6.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84
Class R4
Actual	$1,000.00	$1,419.50	$5.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57
Class R5
Actual	$1,000.00	$1,421.40	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30
Class R6
Actual	$1,000.00	$1,422.10	$3.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.17	$3.00

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.65% for Class F, 0.59% for Class F3, 0.65% for Class I, 1.25% for Class R2, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	14.91%
Consumer Discretionary	19.24%
Financials	1.61%
Health Care	14.48%
Industrials	4.57%
Information Technology	42.50%
Real Estate	0.95%
Repurchase Agreement	1.73%
Money Market Fund(a)	0.01%
Time Deposit(a)	0.00	%(b)
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.
(b)	Represents amount less than 0.01%.

Health Care Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,197.60	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class C
Actual	$1,000.00	$1,193.10	$9.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.19	$9.02
Class F
Actual	$1,000.00	$1,198.50	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$3.96
Class F3
Actual	$1,000.00	$1,199.10	$3.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class I
Actual	$1,000.00	$1,199.30	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$3.96
Class R3
Actual	$1,000.00	$1,196.10	$7.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.50
Class R4
Actual	$1,000.00	$1,197.60	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class R5
Actual	$1,000.00	$1,199.30	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$3.96
Class R6
Actual	$1,000.00	$1,199.80	$3.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.78% for Class C, 0.78% for Class F, 0.70% for Class F3, 0.78% for Class I, 1.28% for Class R3, 1.03% for Class R4, 0.78% for Class R5 and 0.70% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Consumer Discretionary	1.01%
Health Care	93.66%
Repurchase Agreement	4.24%
Money Market Fund(a)	0.98%
Time Deposit(a)	0.11%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,172.10	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.94
Class C
Actual	$1,000.00	$1,165.60	$10.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.73
Class F
Actual	$1,000.00	$1,173.00	$5.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.88
Class F3
Actual	$1,000.00	$1,173.90	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.27
Class I
Actual	$1,000.00	$1,173.90	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.37
Class P
Actual	$1,000.00	$1,170.00	$7.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.95
Class R2
Actual	$1,000.00	$1,169.40	$8.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	$7.71
Class R3
Actual	$1,000.00	$1,170.20	$7.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.20
Class R4
Actual	$1,000.00	$1,171.90	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.94
Class R5
Actual	$1,000.00	$1,172.90	$5.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.67
Class R6
Actual	$1,000.00	$1,173.60	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.27

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.92% for Class C, 0.96% for Class F, 0.84% for Class F3, 0.86% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.84% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	5.24%
Consumer Discretionary	14.67%
Consumer Staples	8.37%
Energy	2.05%
Financials	15.80%
Health Care	12.36%
Industrials	15.57%
Information Technology	13.29%
Materials	8.21%
Real Estate	1.86%
Utilities	2.01%
Repurchase Agreement	0.26%
Money Market Fund(a)	0.28%
Time Deposit(a)	0.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,166.50	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99
Class C
Actual	$1,000.00	$1,161.30	$10.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$9.78
Class F
Actual	$1,000.00	$1,166.80	$5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class F3
Actual	$1,000.00	$1,168.10	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42
Class I
Actual	$1,000.00	$1,167.50	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.72
Class P
Actual	$1,000.00	$1,164.10	$7.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$7.00
Class R2
Actual	$1,000.00	$1,163.30	$8.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.44	$7.76
Class R3
Actual	$1,000.00	$1,164.10	$7.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.25
Class R4
Actual	$1,000.00	$1,165.80	$6.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99
Class R5
Actual	$1,000.00	$1,167.50	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.72
Class R6
Actual	$1,000.00	$1,168.10	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.18% for Class A, 1.93% for Class C, 1.03% for Class F, 0.87% for Class F3, 0.93% for Class I, 1.38% for Class P, 1.53% for Class R2, 1.43% for Class R3, 1.18% for Class R4, 0.93% for Class R5 and 0.87% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	5.06%
Consumer Discretionary	13.83%
Consumer Staples	3.93%
Financials	9.66%
Health Care	8.58%
Industrials	22.33%
Information Technology	15.42%
Materials	8.40%
Real Estate	8.26%
Utilities	3.30%
Repurchase Agreement	0.31%
Money Market Fund(a)	0.83%
Time Deposit(a)	0.09%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,087.30	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.69
Class C
Actual	$1,000.00	$1,083.30	$9.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.74	$9.48
Class F
Actual	$1,000.00	$1,089.60	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.67
Class F3
Actual	$1,000.00	$1,090.00	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06
Class I
Actual	$1,000.00	$1,088.10	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.17
Class R2
Actual	$1,000.00	$1,085.00	$7.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.46
Class R3
Actual	$1,000.00	$1,086.80	$7.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.95
Class R4
Actual	$1,000.00	$1,087.40	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.69
Class R5
Actual	$1,000.00	$1,088.40	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42
Class R6
Actual	$1,000.00	$1,090.00	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.92% for Class F, 0.80% for Class F3, 0.82% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.80% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	4.08%
Consumer Discretionary	15.64%
Consumer Staples	4.90%
Energy	4.69%
Financials	20.71%
Health Care	8.33%
Industrials	14.97%
Information Technology	7.61%
Materials	6.94%
Real Estate	3.21%
Utilities	5.41%
Repurchase Agreement	2.34%
Money Market Fund(a)	1.05%
Time Deposit(a)	0.12%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/20 –
	5/1/20	10/31/20	10/31/20
Class A
Actual	$1,000.00	$1,145.80	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.89
Class C
Actual	$1,000.00	$1,142.10	$10.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.73
Class F
Actual	$1,000.00	$1,146.80	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.13
Class F3
Actual	$1,000.00	$1,147.80	$4.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.17
Class I
Actual	$1,000.00	$1,147.60	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.62
Class P
Actual	$1,000.00	$1,145.30	$7.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.90
Class R2
Actual	$1,000.00	$1,143.70	$8.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.55	$7.66
Class R3
Actual	$1,000.00	$1,144.50	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.15
Class R4
Actual	$1,000.00	$1,146.00	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.89
Class R5
Actual	$1,000.00	$1,147.40	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.62
Class R6
Actual	$1,000.00	$1,147.90	$4.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.17

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.16% for Class A, 1.92% for Class C, 1.01% for Class F, 0.82% for Class F3, 0.91% for Class I, 1.36% for Class P, 1.51% for Class R2, 1.41% for Class R3, 1.16% for Class R4, 0.91% for Class R5 and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Consumer Discretionary	13.33%
Consumer Staples	0.82%
Energy	1.07%
Financials	14.27%
Health Care	15.68%
Industrials	15.99%
Information Technology	20.18%
Materials	8.51%
Real Estate	5.98%
Utilities	4.17%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.20%
Lord Abbett Developing Growth Fund, Inc. – Class I*(c)	3,985,867	$135,400
Lord Abbett Securities Trust – Focused Small Cap Value Fund - Class I*(d)	3,321,048	67,384
Lord Abbett Securities Trust – International Opportunities Fund – Class I(d)	8,007,354	129,479
Lord Abbett Securities Trust – Micro - Cap Growth Fund - Class I*(d)	3,286,773	67,248
Lord Abbett Research Fund, Inc. – Small Cap Value Fund - Class I(d)	8,851,506	133,392
Lord Abbett Securities Trust – Value Opportunities Fund – Class I(d)	7,636,112	135,999
Total Investments in Underlying Funds (cost $714,446,753)		668,902
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.03%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $206,200 of U.S. Treasury Note at 1.625% due 4/30/2023; value: $215,349; proceeds: $211,123 (cost $211,123)	$211	$211
Total Investments in Securities 100.23% (cost $714,657,876)		669,113
Liabilities in Excess of Other Assets (0.23)%		(1,551)
Net Assets 100.00%		$667,562

*	Non-income producing security.
(a)	Affiliated issuer (see Note 13).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$668,902	$–	$–	$668,902
Short-Term Investment
Repurchase Agreement	–	211	–	211
Total	$668,902	$211	$–	$669,113

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment in Underlying Funds.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	77

Schedule of Investments

DURABLE GROWTH FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.66%

Aerospace & Defense 0.39%
CAE, Inc. (Canada)(a)	45,576	$778

Automobiles 0.90%
Tesla, Inc.*	4,703	1,825

Banks 0.83%
First Republic Bank	13,244	1,671

Beverages 1.95%
Brown-Forman Corp. Class B	15,855	1,105
Coca-Cola Co. (The)	58,876	2,830
Total		3,935

Biotechnology 3.85%
AbbVie, Inc.	31,894	2,714
Amgen, Inc.	11,511	2,497
Seagen, Inc.*	6,655	1,110
Vertex Pharmaceuticals, Inc.*	6,967	1,452
Total		7,773

Capital Markets 0.75%
Moody’s Corp.	5,769	1,517

Chemicals 0.73%
Air Products & Chemicals, Inc.	5,296	1,463

Construction Materials 0.94%
Vulcan Materials Co.	13,075	1,894

Containers & Packaging 1.12%
Avery Dennison Corp.	7,803	1,080
Ball Corp.	13,340	1,187
Total		2,267

Entertainment 2.99%
Activision Blizzard, Inc.	18,556	1,405
Netflix, Inc.*	7,793	3,708
Walt Disney Co. (The)	7,516	911
Total		6,024
		Fair
		Value
Investments	Shares	(000)
Equity Real Estate Investment Trusts 1.77%
American Tower Corp.	8,298	$1,906
SBA Communications Corp.	5,717	1,660
Total		3,566

Food & Staples Retailing 0.90%
Walmart, Inc.	13,155	1,825

Health Care Equipment & Supplies 5.37%
Align Technology, Inc.*	4,587	1,954
Boston Scientific Corp.*	32,753	1,123
Danaher Corp.	11,658	2,676
DexCom, Inc.*	4,953	1,583
Intuitive Surgical, Inc.*	3,237	2,159
West Pharmaceutical Services, Inc.	4,887	1,330
Total		10,825

Hotels, Restaurants & Leisure 1.04%
Chipotle Mexican Grill, Inc.*	1,740	2,090

Household Products 0.38%
Church & Dwight Co., Inc.	8,647	764

Industrial Conglomerates 1.43%
Honeywell International, Inc.	8,941	1,475
Roper Technologies, Inc.	3,806	1,413
Total		2,888

Information Technology Services 9.47%
Fidelity National Information Services, Inc.	17,148	2,136
Genpact Ltd.	42,170	1,449
Global Payments, Inc.	8,599	1,356
Mastercard, Inc. Class A	17,567	5,071
PayPal Holdings, Inc.*	24,796	4,615
Snowflake, Inc. Class A*	668	167
Twilio, Inc. Class A*	5,938	1,657
Visa, Inc. Class A	14,565	2,647
Total		19,098

Insurance 0.52%
RenaissanceRe Holdings Ltd.	6,551	1,059

78	See Notes to Financial Statements.

Schedule of Investments (continued)

DURABLE GROWTH FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
Interactive Media & Services 10.56%
Alphabet, Inc. Class A*	6,212	$10,039
Facebook, Inc. Class A*	36,999	9,735
Match Group, Inc.*	13,096	1,529
Total		21,303

Internet & Direct Marketing Retail 9.07%
Amazon.com, Inc.*	6,028	18,302

Leisure Products 0.53%
Peloton Interactive, Inc. Class A*	9,693	1,068

Life Sciences Tools & Services 0.59%
Repligen Corp.*	7,090	1,181

Machinery 0.97%
Stanley Black & Decker, Inc.	11,792	1,960

Multi-Line Retail 0.73%
Dollar Tree, Inc.*	16,286	1,471

Personal Products 0.69%
Estee Lauder Cos., Inc. (The) Class A	6,340	1,393

Pharmaceuticals 3.47%
AstraZeneca plc ADR	31,207	1,565
Bristol-Myers Squibb Co.	34,743	2,031
Zoetis, Inc.	21,517	3,412
Total		7,008

Professional Services 0.84%
CoStar Group, Inc.*	2,053	1,691

Road & Rail 2.41%
J.B. Hunt Transport Services, Inc.	13,986	1,703
Norfolk Southern Corp.	6,465	1,352
Old Dominion Freight Line, Inc.	9,488	1,806
Total		4,861
		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 7.42%
Analog Devices, Inc.	16,970	$2,012
Lam Research Corp.	4,832	1,653
NVIDIA Corp.	9,108	4,566
NXP Semiconductors NV (Netherlands)(a)	9,734	1,315
QUALCOMM, Inc.	31,423	3,876
Xilinx, Inc.	13,103	1,555
Total		14,977

Software 15.30%
DocuSign, Inc.*	6,483	1,311
Microsoft Corp.	77,509	15,693
RingCentral, Inc. Class A*	11,267	2,911
salesforce.com, Inc.*	21,816	5,067
ServiceNow, Inc.*	7,068	3,517
Splunk, Inc.*	11,997	2,376
Total		30,875

Specialty Retail 3.07%
Burlington Stores, Inc.*	11,352	2,197
Home Depot, Inc. (The)	8,978	2,395
O’Reilly Automotive, Inc.*	3,687	1,610
Total		6,202

Technology Hardware, Storage & Peripheral 6.92%
Apple, Inc.	128,311	13,968

Textiles, Apparel & Luxury Goods 1.76%
NIKE, Inc. Class B	29,655	3,561
Total Common Stocks (cost $170,982,211)		201,083

See Notes to Financial Statements.	79

Schedule of Investments (concluded)

DURABLE GROWTH FUND October 31, 2020

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.21%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $432,500 of U.S. Treasury Note at 0.50% due 03/15/2023; value: $436,182; proceeds: $427,572 (cost $427,572)	$427	$427
Total Investments in Securities 99.87% (cost $171,409,783)		201,510
Other Assets in Excess of Liabilities 0.13%		257
Net Assets 100.00%		$201,767

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$201,083	$–	$–	$201,083
Short-Term Investment
Repurchase Agreement	–	427	–	427
Total	$201,083	$427	$–	$201,510

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

80	See Notes to Financial Statements.

Schedule of Investments

FOCUSED GROWTH FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 95.65%

Automobiles 2.76%
Tesla, Inc.*	2,011	$780

Biotechnology 4.10%
Arena Pharmaceuticals, Inc.*	5,378	461
Argenx SE ADR*	1,267	314
TG Therapeutics, Inc.*	15,159	383
Total		1,158

Diversified Consumer Services 2.03%
Chegg, Inc.*	7,787	572

Entertainment 3.97%
Roku, Inc.*	5,539	1,121

Health Care Equipment & Supplies 4.48%
DexCom, Inc.*	1,667	533
Nevro Corp.*	4,904	732
Total		1,265

Hotels, Restaurants & Leisure 1.64%
DraftKings, Inc. Class A*	13,080	463

Information Technology Services 9.96%
Mastercard, Inc. Class A	1,929	557
PayPal Holdings, Inc.*	3,832	713
Shopify, Inc. Class A (Canada)*(a)	596	551
Square, Inc. Class A*	6,391	990
Total		2,811

Interactive Media & Services 11.89%
Alphabet, Inc. Class A*	700	1,131
Facebook, Inc. Class A*	4,798	1,263
Snap, Inc. Class A*	24,424	962
Total		3,356

Internet & Direct Marketing Retail 11.11%
Alibaba Group Holding Ltd. ADR*	2,412	735
Amazon.com, Inc.*	587	1,782
Chewy, Inc. Class A*	10,019	617
Total		3,134
		Fair
		Value
Investments	Shares	(000)
Leisure Products 2.12%
Peloton Interactive, Inc. Class A*	5,423	$598

Real Estate Management & Development 0.84%
Redfin Corp.*	5,652	236

Semiconductors & Semiconductor Equipment 11.77%
Advanced Micro Devices, Inc.*	11,226	845
Inphi Corp.*	3,980	556
NVIDIA Corp.	2,124	1,065
QUALCOMM, Inc.	6,934	856
Total		3,322

Software 18.60%
DocuSign, Inc.*	2,626	531
Five9, Inc.*	6,249	948
Microsoft Corp.	7,054	1,428
SVMK, Inc.*	25,799	540
Trade Desk, Inc. (The) Class A*	1,247	707
Zoom Video Communications, Inc. Class A*	2,373	1,094
Total		5,248

Technology Hardware, Storage & Peripheral 5.93%
Apple, Inc.	15,368	1,673

Textiles, Apparel & Luxury Goods 4.45%
Lululemon Athletica, Inc. (Canada)*(a)	2,032	649
NIKE, Inc. Class B	5,063	608
Total		1,257
Total Common Stocks (cost $21,216,315)		26,994

See Notes to Financial Statements.	81

Schedule of Investments (concluded)

FOCUSED GROWTH FUND October 31, 2020

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.30%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $633,100 of U.S. Treasury Note at 1.625% due 4/30/2023; value: $661,191; proceeds: $648,183 (cost $648,183)	$648	$648
Total Investments in Securities 97.95% (cost $21,864,498)		27,642
Other Assets in Excess of Liabilities 2.05%		579
Net Assets 100.00%		$28,221

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$26,994	$–	$–	$26,994
Short-Term Investment
Repurchase Agreement	–	648	–	648
Total	$26,994	$648	$–	$27,642

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

82	See Notes to Financial Statements.

Schedule of Investments

FOCUSED LARGE CAP VALUE FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.92%

Aerospace & Defense 5.24%
General Dynamics Corp.	86,597	$11,373
Raytheon Technologies Corp.	204,600	11,114
Total		22,487

Auto Components 3.25%
Lear Corp.	115,377	13,939

Banks 9.19%
CIT Group, Inc.	442,370	13,028
Citigroup, Inc.	288,092	11,933
JPMorgan Chase & Co.	147,800	14,490
Total		39,451

Biotechnology 3.18%
AbbVie, Inc.	160,340	13,645

Capital Markets 10.15%
Ameriprise Financial, Inc.	103,566	16,656
Invesco Ltd.	1,190,758	15,611
KKR & Co., Inc. Class A	330,707	11,294
Total		43,561

Chemicals 6.73%
Dow, Inc.	346,707	15,772
DuPont de Nemours, Inc.	230,526	13,112
Total		28,884

Consumer Finance 4.33%
Discover Financial Services	286,038	18,595

Diversified Telecommunication Services 2.02%
Verizon Communications, Inc.	152,416	8,686

Electronic Equipment, Instruments & Components 2.31%
Avnet, Inc.	402,421	9,928

Energy Equipment & Services 1.03%
Schlumberger Ltd.	295,400	4,413
		Fair
		Value
Investments	Shares	(000)
Health Care Providers & Services 8.44%
CVS Health Corp.	200,722	$11,259
McKesson Corp.	86,360	12,737
Universal Health Services, Inc. Class B	111,646	12,231
Total		36,227

Hotels, Restaurants & Leisure 2.92%
Caesars Entertainment, Inc.*	279,310	12,519

Household Products 3.77%
Spectrum Brands Holdings, Inc.	284,722	16,192

Insurance 9.64%
Everest Re Group Ltd.	62,930	12,402
Fidelity National Financial, Inc.	474,020	14,832
Hartford Financial Services Group, Inc. (The)	366,540	14,119
Total		41,353

Machinery 2.81%
Westinghouse Air Brake Technologies Corp.	203,092	12,043

Media 6.57%
Comcast Corp. Class A	318,620	13,458
Nexstar Media Group, Inc. Class A	178,531	14,711
Total		28,169

Oil, Gas & Consumable Fuels 3.84%
Chevron Corp.	75,095	5,219
ONEOK, Inc.	215,160	6,240
Total SE ADR	165,504	5,020
Total		16,479

Pharmaceuticals 2.93%
Bristol-Myers Squibb Co.	215,280	12,583

Semiconductors & Semiconductor Equipment 1.99%
Intel Corp.	192,551	8,526

See Notes to Financial Statements.	83

Schedule of Investments (concluded)

FOCUSED LARGE CAP VALUE FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 6.06%
Lowe’s Cos., Inc.	84,568	$13,370
TJX Cos., Inc. (The)	248,310	12,614
Total		25,984

Tobacco 2.52%
Altria Group, Inc.	299,966	10,823
Total Common Stocks (cost $399,131,545)		424,487
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.76%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $7,405,200 of U.S. Treasury Note at 1.625% due 04/30/2023; value: $7,733,768; proceeds: $7,582,098 (cost $7,582,098)	$7,582	$7,582
Total Investments in Securities 100.68% (cost $406,713,643)		432,069
Liabilities in Excess of Other Assets (0.68)%		(2,936)
Net Assets 100.00%		$429,133

ADR	American Depositary Receipt.
*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$424,487	$–	$–	$424,487
Short-Term Investment
Repurchase Agreement	–	7,582	–	7,582
Total	$424,487	$7,582	$–	$432,069

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

84	See Notes to Financial Statements.

Schedule of Investments

FOCUSED SMALL CAP VALUE FUND October 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.66%

Aerospace & Defense 0.97%
Triumph Group, Inc.	110,591	$730

Auto Components 2.92%
American Axle & Manufacturing Holdings, Inc.*	327,959	2,204

Banks 13.10%
Bancorp, Inc. (The)*	242,156	2,325
BankUnited, Inc.	71,900	1,816
Pacific Premier Bancorp, Inc.	81,700	2,083
Sterling Bancorp	156,729	2,097
TCF Financial Corp.	57,996	1,578
Total		9,899

Building Products 3.80%
Masonite International Corp.*	32,644	2,873

Capital Markets 7.23%
Brightsphere Investment Group, Inc.	160,693	2,218
Moelis & Co. Class A	43,100	1,603
Victory Capital Holdings, Inc. Class A	89,569	1,643
Total		5,464

Chemicals 5.58%
AdvanSix, Inc.*	152,744	2,325
Axalta Coating Systems Ltd.*	75,317	1,891
Total		4,216

Commercial Services & Supplies 2.47%
SP Plus Corp.*	101,218	1,865

Construction & Engineering 2.00%
EMCOR Group, Inc.	22,192	1,513

Consumer Finance 2.01%
Nelnet, Inc. Class A	24,900	1,520

Containers & Packaging 2.06%
Pactiv Evergreen, Inc.*	124,200	1,554
Investments	Shares	Fair Value (000)
Electronic Equipment, Instruments & Components 2.04%
Avnet, Inc.	62,386	$1,539

Energy Equipment & Services 0.75%
Core Laboratories NV (Netherlands)(a)	39,261	567

Equity Real Estate Investment Trusts 4.04%
Outfront Media, Inc.	90,467	1,186
Sunstone Hotel Investors, Inc.	251,972	1,870
Total		3,056

Health Care Equipment & Supplies 1.05%
Natus Medical, Inc.*	43,696	796

Health Care Providers & Services 1.56%
AMN Healthcare Services, Inc.*	18,098	1,181

Household Durables 1.99%
Purple Innovation, Inc.*	52,873	1,500

Household Products 3.02%
Spectrum Brands Holdings, Inc.	40,127	2,282

Insurance 5.81%
Axis Capital Holdings Ltd.	41,200	1,759
ProSight Global, Inc.*	222,362	2,630
Total		4,389

Leisure Products 2.44%
Malibu Boats, Inc. Class A*	36,300	1,845

Machinery 12.24%
Alamo Group, Inc.	14,942	1,798
Blue Bird Corp.*	101,800	1,175
Columbus McKinnon Corp.	53,400	1,810
Hillenbrand, Inc.	98,852	2,891
Miller Industries, Inc.	52,511	1,572
Total		9,246

Media 2.39%
Nexstar Media Group, Inc. Class A	21,896	1,804

See Notes to Financial Statements.	85

Schedule of Investments (concluded)

FOCUSED SMALL CAP VALUE FUND October 31, 2020

Investments	Shares	Fair Value (000)
Metals & Mining 5.85%
Lundin Mining Corp.(b) CAD	376,300	$2,274
Worthington Industries, Inc.	43,607	2,146
Total		4,420

Oil, Gas & Consumable Fuels 2.27%
Par Pacific Holdings, Inc.*	112,608	725
Parsley Energy, Inc. Class A	65,471	655
WPX Energy, Inc.*	73,295	338
Total		1,718

Real Estate Management & Development 2.43%
Realogy Holdings Corp.*	164,575	1,837

Semiconductors & Semiconductor Equipment 3.92%
Advanced Energy Industries, Inc.*	23,300	1,572
Ichor Holdings Ltd.*	59,900	1,393
Total		2,965

Technology Hardware, Storage & Peripherals 1.16%
Diebold Nixdorf, Inc.*	141,284	880

Thrifts & Mortgage Finance 4.56%
Essent Group Ltd.	41,300	1,646
Investments	Shares	Fair Value (000)
Thrifts & Mortgage Finance (continued)
Flagstar Bancorp, Inc.	61,300	$1,799
Total		3,445
Total Common Stocks (cost $77,499,646)		75,308

	Principal Amount (000)

SHORT-TERM INVESTMENT 0.43%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $327,200 of U.S. Treasury Note at 0.25% due 6/15/2023; value: $328,081; proceeds: $321,581 (cost $321,581)	$322	322
Total Investments in Securities 100.09% (cost $77,821,227)		75,630
Liabilities in Excess of Other Assets (0.09)%		(66)
Net Assets 100.00%		$75,564

CAD	Canadian dollar.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$75,308	$–	$–	$75,308
Short-Term Investment
Repurchase Agreement	–	322	–	322
Total	$75,308	$322	$–	$75,630

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

86	See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.35%

Aerospace & Defense 1.65%
General Dynamics Corp.	203,892	$26,777

Auto Components 1.35%
Lear Corp.	181,549	21,933

Automobiles 0.99%
General Motors Co.	464,280	16,032

Banks 7.72%
Citigroup, Inc.	295,834	12,253
East West Bancorp, Inc.	664,743	24,250
JPMorgan Chase & Co.	581,363	56,997
U.S. Bancorp	807,905	31,468
Total		124,968

Beverages 1.51%
PepsiCo, Inc.	183,786	24,497

Building Products 1.76%
Masco Corp.	533,030	28,570

Capital Markets 4.43%
Ameriprise Financial, Inc.	149,936	24,114
Blackstone Group, Inc. (The) Class A	387,140	19,520
Morgan Stanley	582,036	28,025
Total		71,659

Chemicals 4.60%
Corteva, Inc.	732,920	24,172
Dow, Inc.	461,220	20,981
PPG Industries, Inc.	226,759	29,415
Total		74,568

Consumer Finance 1.61%
American Express Co.	286,060	26,100

Diversified Telecommunication Services 2.16%
Verizon Communications, Inc.	614,850	35,040

Investments	Shares	Fair Value (000)
Electric: Utilities 5.13%
Duke Energy Corp.	288,522	$26,575
Edison International	428,048	23,988
FirstEnergy Corp.	389,170	11,566
NextEra Energy, Inc.	286,474	20,973
Total		83,102

Electrical Equipment 1.66%
Hubbell, Inc.	184,956	26,913

Electronic Equipment, Instruments & Components 0.84%
Avnet, Inc.	552,209	13,623

Equity Real Estate Investment Trusts 3.36%
Alexandria Real Estate Equities, Inc.	124,735	18,900
Highwoods Properties, Inc.	229,094	6,820
Host Hotels & Resorts, Inc.	766,209	8,030
Prologis, Inc.	208,767	20,710
Total		54,460

Health Care Equipment & Supplies 3.66%
Alcon, Inc. (Switzerland)*(a)	417,152	23,711
Medtronic plc (Ireland)(a)	352,779	35,479
Total		59,190

Health Care Providers & Services 3.55%
Anthem, Inc.	59,386	16,201
CVS Health Corp.	493,076	27,657
McKesson Corp.	92,633	13,662
Total		57,520

Hotels, Restaurants & Leisure 1.64%
Choice Hotels International, Inc.	134,282	11,730
Domino’s Pizza, Inc.	39,000	14,754
Total		26,484

Household Products 3.40%
Colgate-Palmolive Co.	434,100	34,246
Procter & Gamble Co. (The)	151,963	20,834
Total		55,080

See Notes to Financial Statements.	87

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2020

Investments	Shares	Fair Value (000)
Industrial Conglomerates 2.52%
Honeywell International, Inc. 247,514		$40,827

Information Technology Services 1.16%
Mastercard, Inc. Class A	65,010	18,764

Insurance 5.09%

American International Group, Inc.	585,252	18,430
Everest Re Group Ltd.	122,555	24,153
Fidelity National Financial, Inc.	751,970	23,529
Globe Life, Inc.	200,780	16,281
Total		82,393

Interactive Media & Services 3.84%
Alphabet, Inc. Class A*	24,800	40,080
Facebook, Inc. Class A*	83,920	22,080
Total		62,160

Internet & Direct Marketing Retail 1.04%
eBay, Inc.	353,950	16,859

Life Sciences Tools & Services 1.61%
Waters Corp.*	116,739	26,012

Machinery 3.36%
Cummins, Inc.	138,362	30,424
Westinghouse Air Brake Technologies Corp.	403,407	23,922
Total		54,346

Media 3.54%
Comcast Corp. Class A	672,022	28,386
Fox Corp. Class A	726,720	19,273
Nexstar Media Group, Inc. Class A	117,040	9,644
Total		57,303

Multi-Utilities 1.28%
CMS Energy Corp.	326,270	20,663
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 3.85%
Cabot Oil & Gas Corp.	885,850	$15,759
Chevron Corp.	253,220	17,599
Marathon Petroleum Corp.	347,073	10,239
ONEOK, Inc.	244,042	7,077
Total SE ADR	384,220	11,653
Total		62,327

Personal Products 1.44%
Unilever plc(b) GBP	409,930	23,361

Pharmaceuticals 5.68%
Bristol-Myers Squibb Co.	546,116	31,921
Johnson & Johnson	140,117	19,211
Merck & Co., Inc.	261,099	19,637
Sanofi(b) EUR	235,610	21,274
Total		92,043

Road & Rail 1.51%
Landstar System, Inc.	196,206	24,467

Semiconductors & Semiconductor Equipment 4.36%
Intel Corp.	468,618	20,751
QUALCOMM, Inc.	147,408	18,184
Texas Instruments, Inc.	218,537	31,598
Total		70,533

Software 2.91%
Microsoft Corp.	121,240	24,548
Oracle Corp.	402,520	22,585
Total		47,133

Specialty Retail 2.53%
Lowe’s Cos., Inc.	183,210	28,966
TJX Cos., Inc. (The)	237,366	12,058
Total		41,024

88	See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2020

Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 1.60%
Apple, Inc.	237,270	$25,829

Tobacco 1.01%
Philip Morris International, Inc.	230,002	16,335
Total Common Stocks (cost $1,442,358,670)		1,608,895

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.53%

Repurchase Agreement Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $8,394,800 of U.S. Treasury Note at 1.625% due 4/30/2023; value: $8,767,276; proceeds: $8,595,319 (cost $8,595,319)	$8,595	$8,595
Total Investments in Securities 99.88% (cost $1,450,953,989)		1,617,490
Cash and Other Assets in Excess of Liabilities 0.12%		1,988
Net Assets 100.00%		$1,619,478

ADR	American Depositary Receipt.
EUR	Euro.
GBP	British pound.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Personal Products	$–	$23,361	$–	$23,361
Pharmaceuticals	70,769	21,274	–	92,043
Remaining Industries	1,493,491	–	–	1,493,491
Short-Term Investment
Repurchase Agreement	–	8,595	–	8,595
Total	$1,564,260	$53,230	$–	$1,617,490

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	89

Schedule of Investments

GLOBAL EQUITY RESEARCH FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 98.70%

Australia 1.21%

Equity Real Estate Investment Trusts
Goodman Group	6,473	$84

Brazil 1.13%

Metals & Mining
Vale SA	7,387	78

Canada 3.41%

Aerospace & Defense 0.68%
CAE, Inc.	2,742	47

Information Technology Services 1.11%
Shopify, Inc. *	84	77

Insurance 1.03%
Intact Financial Corp.	683	71

Oil, Gas & Consumable Fuels 0.59%
Pembina Pipeline Corp.	1,970	41
Total Canada		236

Chile 0.66%

Metals & Mining
Lundin Mining Corp.	7,593	46

China 7.48%

Construction Materials 1.11%
China Resources Cement Holdings Ltd.	58,586	77

Gas Utilities 1.20%
ENN Energy Holdings Ltd.	6,603	83

Interactive Media & Services 1.91%
Tencent Holdings Ltd.	1,724	132

Internet & Direct Marketing Retail 2.31%
Alibaba Group Holding Ltd. ADR*	525	160
Investments	Shares	U.S. $ Fair Value (000)
China (continued)

Textiles, Apparel & Luxury Goods 0.95%
ANTA Sports Products Ltd.	5,909	$66
Total China		518

Denmark 2.50%

Beverages 1.11%
Carlsberg A/S Class B	609	77

Pharmaceuticals 1.39%
Novo Nordisk A/S Class B	1,508	96
Total Denmark		173

France 3.89%

Insurance 0.87%
AXA SA	3,710	60

Multi-Utilities 1.03%
Engie SA *	5,876	71

Personal Products 1.11%
L’Oreal SA	240	77

Textiles, Apparel & Luxury Goods 0.88%
LVMH Moet Hennessy Louis Vuitton SE	130	61
Total France		269

Germany 1.04%

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	2,604	72

Hong Kong 0.69%

Real Estate Management & Development
Kerry Properties Ltd.	19,415	48

India 0.84%

Banks
ICICI Bank Ltd. ADR *	5,469	58

90	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
Japan 5.22%

Building Products 1.89%
Sanwa Holdings Corp.	11,469	$131

Electronic Equipment, Instruments & Components 3.33%
Azbil Corp.	2,494	101
Keyence Corp.	130	59
TDK Corp.	594	70
		230
Total Japan		361

Mexico 1.11%

Banks
Grupo Financiero Banorte SAB de CV *	17,268	77

Norway 0.75%

Oil, Gas & Consumable Fuels
Equinor ASA	4,044	52

South Korea 2.11%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	2,902	146

Sweden 2.15%

Machinery
Alfa Laval AB *	3,247	66
Sandvik AB *	4,645	83
Total Sweden		149

Switzerland 2.63%

Capital Markets 1.40%
UBS Group AG	8,357	97

Life Sciences Tools & Services 1.23%
Lonza Group AG	140	85
Total Switzerland		182
Investments	Shares	U.S. $ Fair Value (000)
Taiwan 1.44%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd.	6,638	$100

United Kingdom 3.33%

Capital Markets 1.23%
London Stock Exchange Group plc	791	85

Insurance 0.59%
Prudential plc	3,354	41

Personal Products 1.08%
Unilever NV	1,327	75

Specialty Retail 0.43%
WH Smith plc	2,279	29
Total United Kingdom		230

United States 57.11%

Auto Components 1.74%
Lear Corp.	997	120

Automobiles 0.87%
General Motors Co.	1,724	60

Banks 1.13%
Bancorp, Inc. (The) *	8,152	78

Beverages 1.30%
Coca-Cola Co. (The)	1,871	90

Biotechnology 1.10%
Vertex Pharmaceuticals, Inc. *	364	76

Building Products 1.17%
Masco Corp.	1,519	81

Capital Markets 0.98%
BlackRock, Inc.	114	68

See Notes to Financial Statements.	91

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Chemicals 2.18%
Axalta Coating Systems Ltd. *	3,340	$84
Valvoline, Inc.	3,426	67
		151

Consumer Finance 2.31%
Ally Financial, Inc.	2,080	55
Discover Financial Services	1,613	105
		160

Electrical Equipment 1.20%
AMETEK, Inc.	845	83

Entertainment 2.08%
Activision Blizzard, Inc.	966	73
Netflix, Inc. *	148	71
		144

Equity Real Estate Investment Trusts 0.94%
Alexandria Real Estate Equities, Inc.	431	65

Food & Staples Retailing 2.21%
Walmart, Inc.	1,103	153

Health Care Equipment & Supplies 0.54%
DexCom, Inc. *	117	37

Health Care Providers & Services 2.35%
CVS Health Corp.	1,619	91
UnitedHealth Group, Inc.	236	72
		163

Household Products 0.92%
Colgate-Palmolive Co.	817	64

Information Technology Services 2.44%
Mastercard, Inc. Class A	340	98
PayPal Holdings, Inc. *	379	71
		169

Interactive Media & Services 5.45%
Alphabet, Inc. Class A *	105	170
Investments	Shares	U.S. $ Fair Value (000)
United States (continued)
Facebook, Inc. Class A *	480	$126
Snap, Inc. Class A *	2,064	81
		377

Internet & Direct Marketing Retail 3.55%
Amazon.com, Inc. *	81	246

Leisure Products 0.79%
Peloton Interactive, Inc. Class A *	496	55

Life Sciences Tools & Services 1.26%
Repligen Corp. *	523	87

Machinery 2.44%
Hillenbrand, Inc.	2,968	87
Stanley Black & Decker, Inc.	492	82
		169

Multi-Line Retail 1.42%
Dollar Tree, Inc. *	1,082	98

Oil, Gas & Consumable Fuels 0.81%
Pioneer Natural Resources Co.	706	56

Pharmaceuticals 3.93%
Horizon Therapeutics plc *	781	59
Merck & Co., Inc.	1,271	96
Zoetis, Inc.	741	117
		272

Road & Rail 1.70%
Norfolk Southern Corp.	565	118

Semiconductors & Semiconductor Equipment 1.99%
NVIDIA Corp.	276	138

Software 7.53%
Microsoft Corp.	1,089	221
RingCentral, Inc. Class A *	248	64
salesforce.com, Inc. *	385	89
Splunk, Inc. *	311	62
Trade Desk, Inc. (The) Class A *	150	85
		521

92	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL EQUITY RESEARCH FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Specialty Retail 0.78%
TJX Cos., Inc. (The)	1,054	$54
Total United States		3,953
Total investments in Common Stocks 98.70% (cost $6,008,665)		6,832
Cash, Foreign Cash and Other Assets in Excess of Liabilities 1.30%		90
Net Assets 100.00%		$6,922

ADR	American Depositary Receipt.
*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Australia	$–	$84	$–	$84
China	160	358	–	518
Denmark	–	173	–	173
France	–	269	–	269
Germany	–	72	–	72
Hong Kong	–	48	–	48
Japan	–	361	–	361
Norway	–	52	–	52
South Korea	–	146	–	146
Sweden	–	149	–	149
Switzerland	–	182	–	182
Taiwan	–	100	–	100
United Kingdom	–	230	–	230
Remaining Countries	4,448	–	–	4,448
Total	$4,608	$2,224	$–	$6,832

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	93

Schedule of Investments

GROWTH LEADERS FUND October 31, 2020

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.04%

Aerospace & Defense 0.87%
Axon Enterprise, Inc.*	609,571	$60,287

Automobiles 2.13%
Tesla, Inc.*	381,504	148,039

Biotechnology 6.39%
Arena Pharmaceuticals, Inc.*	925,611	79,343
Argenx SE ADR*	200,431	49,733
Iovance Biotherapeutics, Inc.*	1,548,507	55,251
Mirati Therapeutics, Inc.*	158,565	34,431
Sarepta Therapeutics, Inc.*	245,289	33,337
Seagen, Inc.*	307,553	51,300
TG Therapeutics, Inc.*	1,956,758	49,447
Turning Point Therapeutics, Inc.*	606,563	55,919
Vertex Pharmaceuticals, Inc.*	171,984	35,835
Total		444,596

Capital Markets 1.61%
MarketAxess Holdings, Inc.	111,261	59,953
MSCI, Inc.	148,097	51,810
Total		111,763

Diversified Consumer Services 1.06%
Chegg, Inc.*	1,002,598	73,631

Electrical Equipment 1.68%
AMETEK, Inc.	458,956	45,070
Generac Holdings, Inc.*	340,091	71,470
Total		116,540

Electronic Equipment, Instruments & Components 1.83%
Amphenol Corp. Class A	632,573	71,379
Cognex Corp.	848,525	55,918
Total		127,297

Entertainment 5.42%
Activision Blizzard, Inc.	933,104	70,664
Netflix, Inc.*	200,707	95,485
Investments	Shares	Fair Value (000)
Entertainment (continued)
Roku, Inc.*	791,334	$160,166
Spotify Technology SA (Sweden)*(a)	210,135	50,409
Total		376,724

Health Care Equipment & Supplies 5.33%
Align Technology, Inc.*	107,124	45,643
Danaher Corp.	272,796	62,617
DexCom, Inc.*	196,069	62,660
IDEXX Laboratories, Inc.*	168,560	71,608
Insulet Corp.*	160,404	35,650
Intuitive Surgical, Inc.*	50,088	33,413
Nevro Corp.*	395,049	58,945
Total		370,536

Health Care Technology 0.25%
GoodRx Holdings, Inc.*	355,297	17,193

Hotels, Restaurants & Leisure 1.43%
Chipotle Mexican Grill, Inc.*	37,241	44,744
DraftKings, Inc. Class A*	1,548,011	54,800
Total		99,544

Industrial Conglomerates 0.56%
Roper Technologies, Inc.	104,786	38,911

Information Technology Services 6.50%
EPAM Systems, Inc.*	151,603	46,838
Mastercard, Inc. Class A	374,122	107,986
PayPal Holdings, Inc.*	495,571	92,241
Shopify, Inc. Class A (Canada)*(a)	83,975	77,713
Snowflake, Inc. Class A*	21,005	5,252
Square, Inc. Class A*	789,307	122,248
Total		452,278

Interactive Media & Services 9.46%
Alphabet, Inc. Class A*	127,558	206,148
Facebook, Inc. Class A*	564,362	148,489
Match Group, Inc.*	807,813	94,336
Pinterest, Inc. Class A*	2,208,628	130,199
Snap, Inc. Class A*	1,992,000	78,465
Total		657,637

94	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2020

Investments	Shares	Fair Value (000)
Internet & Direct Marketing Retail 10.44%
Alibaba Group Holding Ltd. ADR*	354,132	$107,900
Amazon.com, Inc.*	131,188	398,306
Chewy, Inc. Class A*(b)	1,268,292	78,127
MercadoLibre, Inc. (Argentina)*(a)	64,362	78,139
Stamps.com, Inc.*	284,353	63,479
Total		725,951

Leisure Products 1.39%
Peloton Interactive, Inc. Class A*	877,410	96,699

Life Sciences Tools & Services 1.65%
10X Genomics, Inc. Class A*	435,954	59,682
Thermo Fisher Scientific, Inc.	116,330	55,038
Total		114,720

Pharmaceuticals 0.83%
Zoetis, Inc.	362,797	57,521

Real Estate Management & Development 0.95%
Redfin Corp.*	1,580,602	66,022

Road & Rail 1.46%
Old Dominion Freight Line, Inc.	242,359	46,138
Uber Technologies, Inc.*	1,648,356	55,071
Total		101,209

Semiconductors & Semiconductor Equipment 9.79%
Advanced Micro Devices, Inc.*	1,119,205	84,265
Applied Materials, Inc.	706,663	41,856
Enphase Energy, Inc.*	777,266	76,242
Inphi Corp.*	678,505	94,828
Monolithic Power Systems, Inc.	243,615	77,859
NVIDIA Corp.	381,399	191,218
QUALCOMM, Inc.	926,198	114,256
Total		680,524
Investments	Shares	Fair Value (000)
Software 18.25%
Adobe, Inc.*	127,846	$57,160
Avalara, Inc.*	345,077	51,434
Coupa Software, Inc.*	173,235	46,375
Crowdstrike Holdings, Inc. Class A*	798,094	98,836
DocuSign, Inc.*	531,069	107,409
Five9, Inc.*	691,286	104,882
Intuit, Inc.	92,043	28,964
Microsoft Corp.	1,665,857	337,286
Paycom Software, Inc.*	159,555	58,092
RingCentral, Inc. Class A*	280,115	72,365
SVMK, Inc.*	2,830,097	59,234
Trade Desk, Inc. (The) Class A*	176,353	99,895
Zoom Video Communications, Inc. Class A*	318,776	146,927
Total		1,268,859

Specialty Retail 0.79%
Carvana Co.*	296,354	54,929

Technology Hardware, Storage & Peripherals 6.02%
Apple, Inc.	3,846,337	418,712

Textiles, Apparel & Luxury Goods 1.95%
Lululemon Athletica, Inc. (Canada)*(a)	220,117	70,281
NIKE, Inc. Class B	546,134	65,580
Total		135,861
Total Common Stocks (cost $4,735,200,678)		$6,815,983

See Notes to Financial Statements.	95

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2020

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.74%

Repurchase Agreement
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $117,392,900 of U.S. Treasury Note at 1.625% due 4/30/2023 value: $122,601,604; proceeds: $120,197,602 (cost $120,197,602)	$120,198	$120,198
Investments	Shares	Fair Value (000)
Money Market Fund 0.01%
Fidelity Government Portfolio(c) (cost $535,500)	535,500	$535

Time Deposit 0.00%
CitiBank N.A.(c) (cost $59,500)	59,500	59
Total Short-Term Investments (cost $120,792,602)		120,792
Total Investments in Securities 99.78% (cost $4,855,993,280)		6,936,775
Other Assets in Excess of Liabilities 0.22%		15,012
Net Assets 100.00%		$6,951,787

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$6,815,983	$–	$–	$6,815,983
Short-Term Investments
Repurchase Agreement	–	120,198	–	120,198
Money Market Fund	535	–	–	535
Time Deposit	–	59	–	59
Total	$6,816,518	$120,257	$–	$6,936,775

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

96	See Notes to Financial Statements.

Schedule of Investments

HEALTH CARE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 95.08%

Belgium 1.04%

Pharmaceuticals
UCB SA	393	$39

Canada 0.86%

Biotechnology
Trillium Therapeutics, Inc. *	2,592	32

China 1.87%

Biotechnology 1.09%
I-Mab ADR *	543	22
Zai Lab Ltd. ADR *	224	19
		41

Life Sciences Tools & Services 0.78%
Wuxi Biologics Cayman, Inc. *†	1,054	29
Total China		70

Denmark 4.41%

Biotechnology 1.34%
Genmab A/S *	149	50

Pharmaceuticals 3.07%
Novo Nordisk A/S Class B	1,799	115
Total Denmark		165

France 2.17%

Life Sciences Tools & Services 1.47%
Sartorius Stedim Biotech	145	55

Pharmaceuticals 0.70%
Sanofi	284	26
Total France		81

Germany 0.89%

Biotechnology
BioNTech SE ADR *(a)	271	23
MorphoSys AG ADR *	405	10
Total Germany		33
Investments	Shares	U.S. $ Fair Value (000)
Japan 0.54%

Health Care Technology
M3, Inc.	299	$20

Netherlands 0.91%

Biotechnology
Argenx SE *	137	34

Switzerland 5.08%

Biotechnology 0.54%
CRISPR Therapeutics AG *(a)	219	20

Health Care Equipment & Supplies 0.64%
Alcon, Inc. *	428	24

Life Sciences Tools & Services 2.49%
Lonza Group AG	111	68
Tecan Group AG	53	25
		93

Pharmaceuticals 1.41%
Roche Holding AG	164	53
Total Switzerland		190

United Kingdom 2.78%

Pharmaceuticals
AstraZeneca plc	874	88
GW Pharmaceuticals plc ADR *	181	16
Total United Kingdom		104

United States 74.53%

Biotechnology 23.09%
Acceleron Pharma, Inc. *	217	23
Allogene Therapeutics, Inc. *	473	16
Amgen, Inc.	343	74
Arena Pharmaceuticals, Inc. *	457	39
Black Diamond Therapeutics, Inc. *	516	16
Blueprint Medicines Corp. *	270	28
Bridgebio Pharma, Inc. *	705	27
ChemoCentryx, Inc. *	399	19

See Notes to Financial Statements.	97

Schedule of Investments (continued)

HEALTH CARE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Biotechnology (continued)
Coherus Biosciences, Inc. *	973	$16
Constellation Pharmaceuticals, Inc. *	1,232	24
Emergent BioSolutions, Inc. *	251	23
Insmed, Inc. *	1,080	36
Iovance Biotherapeutics, Inc. *	1,274	45
Karuna Therapeutics, Inc. *	239	19
Krystal Biotech, Inc. *	572	25
Mirati Therapeutics, Inc. *	212	46
Natera, Inc. *	687	46
Rocket Pharmaceuticals, Inc. *	1,001	28
Sarepta Therapeutics, Inc. *	203	28
Seagen, Inc. *	257	43
SpringWorks Therapeutics, Inc. *	412	24
Stoke Therapeutics, Inc. *	628	24
TG Therapeutics, Inc. *	1,372	35
Turning Point Therapeutics, Inc. *	382	35
Twist Bioscience Corp. *	559	43
Vertex Pharmaceuticals, Inc. *	390	81
		863

Health Care Equipment & Supplies 23.06%
Abbott Laboratories	1,132	119
Align Technology, Inc. *	130	55
Axonics Modulation Technologies, Inc. *	731	34
Boston Scientific Corp. *	1,248	43
Cooper Cos., Inc. (The)	134	43
Danaher Corp.	522	120
DexCom, Inc. *	143	46
Edwards Lifesciences Corp. *	469	34
IDEXX Laboratories, Inc. *	103	44
Inari Medical, Inc. *	273	18
Insulet Corp. *	195	43
Intuitive Surgical, Inc. *	103	69
Nevro Corp. *	256	38
NuVasive, Inc. *	201	9
Outset Medical, Inc. *	434	20
Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Health Care Equipment & Supplies (continued)
Penumbra, Inc. *	140	$36
Pulmonx Corp. *	618	26
Silk Road Medical, Inc. *	329	20
Tandem Diabetes Care, Inc. *	197	21
Zimmer Biomet Holdings, Inc.	180	24
		862

Health Care Providers & Services 5.37%
CVS Health Corp.	810	46
Guardant Health, Inc. *	338	36
UnitedHealth Group, Inc.	391	119
		201

Health Care Technology 2.76%
Schrodinger, Inc. *	527	26
Teladoc Health, Inc. *	164	32
Veeva Systems, Inc. Class A *	167	45
		103

Internet & Direct Marketing Retail 1.02%
Chewy, Inc. Class A *	626	38

Life Sciences Tools & Services 10.92%
10X Genomics, Inc. Class A *	268	37
Adaptive Biotechnologies Corp. *	554	26
Berkeley Lights, Inc. *	280	20
Bio-Rad Laboratories, Inc. Class A *	82	48
Charles River Laboratories International, Inc. *	154	35
Codexis, Inc. *	1,191	16
Pacific Biosciences of California, Inc. *	1,889	25
Quanterix Corp. *	794	29
Repligen Corp. *	276	46
Thermo Fisher Scientific, Inc.	267	126
		408

98	See Notes to Financial Statements.

Schedule of Investments (continued)

HEALTH CARE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Pharmaceuticals 8.31%
Catalent, Inc. *	523	$46
Horizon Therapeutics Plc *	730	55
Johnson & Johnson	337	46
Merck & Co., Inc.	1,156	87
Zoetis, Inc.	485	77
		311
Total United States		2,786
Total Common Stocks (cost $3,125,811)		3,554

	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 5.35%

Repurchase Agreement 4.25%
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $160,900 of U.S. Treasury Note at 0.50% due 3/15/2023; value: $162,270; proceeds: $159,043 (cost $159,043)	$159	159
Investments	Shares	Fair Value (000)
Money Market Fund 0.99%
Fidelity Government Portfolio(b) (cost $36,685)	36,685	$37

Time Deposit 0.11%
CitiBank N.A.(b) (cost $4,077)	4,077	4
Total Short-Term Investments (cost $199,805)		200
Total Investments in Securities 100.43% (cost $3,325,616)		3,754
Liabilities in Excess of Cash and Other Assets (0.43)%		(16)
Net Assets 100.00%		$3,738

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2020, the total value of Rule 144A securities was $29, which represents 0.78% of net assets.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	99

Schedule of Investments (concluded)

HEALTH CARE FUND October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Belgium	$–	$39	$–	$39
China	41	29	–	70
Denmark	–	165	–	165
France	55	26	–	81
Japan	–	20	–	20
Netherlands	–	34	–	34
Switzerland	44	146	–	190
United Kingdom	16	88	–	104
Remaining Countries	2,851	–	–	2,851
Short-Term Investments
Repurchase Agreement	–	159	–	159
Money Market Fund	37	–	–	37
Time Deposit	–	4	–	4
Total	$3,044	$710	$–	$3,754

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

100	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2020

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 99.93%

Australia 3.33%

Capital Markets 1.02%
Macquarie Group Ltd.	41,536	$3,703

Equity Real Estate Investment Trusts 1.04%
Goodman Group	293,323	3,797

Metals & Mining 1.27%
BHP Group Ltd.	193,737	4,644
Total Australia		12,144

Belgium 2.70%

Banks 0.90%
KBC Group NV	66,467	3,284

Beverages 0.87%
Anheuser-Busch InBev SA	61,440	3,178

Pharmaceuticals 0.93%
UCB SA	34,169	3,375
Total Belgium		9,837

Brazil 0.51%

Metals & Mining
Vale SA ADR	177,219	1,873

Canada 2.69%

Aerospace & Defense 0.67%
CAE, Inc.	143,300	2,449

Food & Staples Retailing 0.64%
Alimentation Couche-Tard, Inc. Class B	76,000	2,340

Insurance 0.70%
Intact Financial Corp.	24,500	2,531

Oil, Gas & Consumable Fuels 0.68%
Pembina Pipeline Corp.	118,667	2,484
Total Canada		9,804
		U.S. $
		Fair Value
Investments	Shares	(000)
Chile 0.53%

Metals & Mining
Lundin Mining Corp.	318,400	$1,924

China 14.41%

Beverages 0.79%
Budweiser Brewing Co. APAC Ltd. †	976,137	2,879

Construction Materials 0.69%
China Resources Cement Holdings Ltd.	1,922,000	2,517

Information Technology Services 0.90%
GDS Holdings Ltd. ADR *	39,113	3,287

Insurance 1.10%
Ping An Insurance Group Co. of China Ltd. Class H	387,500	4,007

Interactive Media & Services 3.37%
Tencent Holdings Ltd.	160,600	12,271

Internet & Direct Marketing Retail 4.65%
Alibaba Group Holding Ltd. ADR *	49,116	14,965
Pinduoduo, Inc. ADR *	22,260	2,003
		16,968

Life Sciences Tools & Services 0.50%
Wuxi Biologics Cayman, Inc. *†	65,500	1,839

Machinery 0.89%
Airtac International Group	120,000	3,230

Real Estate Management & Development 0.83%
Logan Group Co., Ltd.	1,921,000	3,014

Textiles, Apparel & Luxury Goods 0.69%
ANTA Sports Products Ltd.	226,000	2,509
Total China		52,521

See Notes to Financial Statements.	101

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2020

		U.S. $
		Fair Value
Investments	Shares	(000)
Denmark 5.10%

Air Freight & Logistics 1.11%
DSV PANALPINA A/S	24,903	$4,040

Beverages 0.99%
Carlsberg A/S Class B	28,450	3,602

Biotechnology 1.04%
Genmab A/S *	11,316	3,780

Electrical Equipment 0.76%
Vestas Wind Systems A/S	16,361	2,793

Pharmaceuticals 1.20%
Novo Nordisk A/S Class B	68,461	4,365
Total Denmark		18,580

Finland 1.08%

Banks
Nordea Bank Abp *	525,815	3,946

France 9.80%

Aerospace & Defense 0.64%
Safran SA *	22,105	2,332

Auto Components 0.98%
Cie Generale des Etablissements Michelin SCA	32,966	3,560

Beverages 0.66%
Remy Cointreau SA (a)	14,230	2,402

Chemicals 1.32%
Air Liquide SA	32,845	4,803

Electrical Equipment 1.14%
Schneider Electric SE	34,129	4,147

Life Sciences Tools & Services 0.96%
Sartorius Stedim Biotech	9,237	3,503
		U.S. $
		Fair Value
Investments	Shares	(000)
France (continued)

Multi-Utilities 0.74%
Engie SA *	224,007	$2,709

Oil, Gas & Consumable Fuels 0.66%
Total SE	80,179	2,429

Personal Products 1.38%
L’Oreal SA	15,554	5,027

Textiles, Apparel & Luxury Goods 1.32%
LVMH Moet Hennessy Louis Vuitton SE	10,248	4,804
Total France		35,716

Germany 5.65%

Air Freight & Logistics 1.18%
Deutsche Post AG Registered Shares	96,681	4,287

Automobiles 0.81%
Volkswagen AG	19,014	2,958

Chemicals 0.78%
Symrise AG	23,131	2,852

Insurance 0.93%
Allianz SE Registered Shares	19,289	3,398

Internet & Direct Marketing Retail 0.25%
Delivery Hero SE *†	7,990	917

Media 0.67%
Stroeer SE & Co. KGaA *	33,592	2,428

Textiles, Apparel & Luxury Goods 1.03%
adidas AG *	12,573	3,736
Total Germany		20,576

Hong Kong 3.92%

Capital Markets 1.33%
Hong Kong Exchanges & Clearing Ltd.	100,800	4,830

102	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2020

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong (continued)

Insurance 1.50%
AIA Group Ltd.	572,900	$5,453

Machinery 1.09%
Techtronic Industries Co. Ltd.	296,000	3,987
Total Hong Kong		14,270

India 1.51%

Banks
HDFC Bank Ltd. ADR *	49,497	2,843
ICICI Bank Ltd. ADR *	251,045	2,649
Total India		5,492

Indonesia 0.63%

Banks
Bank Rakyat Indonesia Persero Tbk PT	10,162,600	2,301

Ireland 1.00%

Construction Materials
CRH plc	104,272	3,659

Italy 0.63%

Textiles, Apparel & Luxury Goods
Moncler SpA *	57,627	2,306

Japan 16.39%

Automobiles 1.66%
Toyota Motor Corp.	91,900	6,033

Banks 0.82%
Sumitomo Mitsui Financial Group, Inc.	108,000	2,989

Building Products 2.11%
Daikin Industries Ltd.	26,700	4,996
Sanwa Holdings Corp.	236,400	2,697
		7,693

Electrical Equipment 1.29%
Nidec Corp.	46,700	4,717
		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Electronic Equipment, Instruments & Components 4.41%
Hitachi Ltd.	71,200	$2,400
Keyence Corp.	10,847	4,922
Murata Manufacturing Co., Ltd.	67,700	4,748
TDK Corp.	34,100	4,010
		16,080

Health Care Equipment & Supplies 1.29%
Hoya Corp.	41,600	4,695

Health Care Technology 0.54%
M3, Inc.	29,000	1,958

Household Durables 1.66%
Sony Corp.	72,700	6,061

Information Technology Services 0.49%
BASE, Inc. *	16,700	1,790

Specialty Retail 0.96%
Fast Retailing Co. Ltd.	5,000	3,488

Trading Companies & Distributors 1.16%
ITOCHU Corp.	175,400	4,213
Total Japan		59,717

Netherlands 3.26%

Chemicals 1.11%
Akzo Nobel NV	42,065	4,046

Information Technology Services 0.64%
Adyen NV *†	1,382	2,330

Semiconductors & Semiconductor Equipment 1.51%
ASML Holding NV	15,239	5,513
Total Netherlands		11,889

Norway 0.71%

Oil, Gas & Consumable Fuels
Equinor ASA	204,190	2,593

See Notes to Financial Statements.	103

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2020

		U.S. $
		Fair Value
Investments	Shares	(000)
Peru 0.54%

Banks
Credicorp Ltd.	17,127	$1,964

Poland 0.11%

Internet & Direct Marketing Retail
Allegro.eu SA *†	20,000	406

South Africa 1.03%

Metals & Mining
Anglo American plc	160,287	3,761

South Korea 2.16%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	156,547	7,869

Spain 3.28%

Diversified Telecommunication Services 1.24%
Cellnex Telecom SA†	70,278	4,511

Electric: Utilities 1.27%
Iberdrola SA	393,885	4,651

Electrical Equipment 0.77%
Siemens Gamesa Renewable Energy SA	98,541	2,797
Total Spain		11,959

Sweden 1.77%

Machinery
Atlas Copco AB A Shares	66,663	2,943
Sandvik AB *	197,474	3,520
Total Sweden		6,463

Switzerland 8.18%

Capital Markets 1.16%
UBS Group AG	363,506	4,232

Food Products 2.33%
Nestle SA Registered Shares	75,608	8,504
		U.S. $
		Fair Value
Investments	Shares	(000)
Switzerland (continued)

Insurance 1.01%
Zurich Financial Services AG	11,118	$3,693

Life Sciences Tools & Services 2.51%
Lonza Group AG	10,518	6,373
Tecan Group AG	5,820	2,762
		9,135

Pharmaceuticals 1.17%
Roche Holding AG	13,202	4,242
Total Switzerland		29,806

Taiwan 3.24%

Semiconductors & Semiconductor Equipment
MediaTek, Inc.	124,000	2,948
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	105,461	8,845
Total Taiwan		11,793

United Kingdom 3.87%

Capital Markets 1.08%
London Stock Exchange Group plc	36,342	3,918

Insurance 0.59%
Prudential plc	175,142	2,142

Personal Products 0.74%
Unilever plc	47,632	2,714

Pharmaceuticals 1.46%
AstraZeneca plc	52,946	5,316
Total United Kingdom		14,090

United States 1.90%

Pharmaceuticals 0.84%
Horizon Therapeutics Plc *	40,688	3,049

Trading Companies & Distributors 1.06%
Ferguson plc	39,105	3,884
Total United States		6,933
Total Common Stocks (cost $309,687,522)		364,192

104	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2020

	Principal	Fair
	Amount	Value
	(000)	(000)
SHORT-TERM INVESTMENTS 0.56%

Repurchase Agreement 0.25%
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $884,700 of U.S. Treasury Note at 2.50% due 3/31/2023; value: $936,356; proceeds: $917,983 (cost $917,983)	$918	918
		Fair
		Value
Investments	Shares	(000)
Money Market Fund 0.28%
Fidelity Government Portfolio(b) (cost $1,015,342)	1,015,342	$1,015

Time Deposit 0.03%
CitiBank N.A.(b) (cost $112,816)	112,816	113
Total Short-Term Investments (cost $2,046,141)		2,046
Total Investments in Securities 100.49% (cost $311,733,663)		366,238
Liabilities in Excess of Cash, Foreign Cash and Other Assets (0.49)%		(1,780)
Net Assets 100.00%		$364,458

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2020, the total value of Rule 144A securities was $12,882,000, which represents 3.53% of net assets.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	105

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks
Brazil	$1,873	$–	$–	$1,873
Canada	9,804	–	–	9,804
Chile	1,924	–	–	1,924
China	20,255	32,266	–	52,521
Denmark	2,793	15,787	–	18,580
France	3,503	32,213	–	35,716
India	5,492	–	–	5,492
Netherlands	2,330	9,559	–	11,889
Peru	1,964	–	–	1,964
Poland	406	–	–	406
Taiwan	8,845	2,948	–	11,793
United States	3,049	3,884	–	6,933
Remaining Countries	–	205,297	–	205,297
Short-Term Investments
Repurchase Agreement	–	918	–	918
Money Market Fund	1,015	–	–	1,015
Time Deposit	–	113	–	113
Total	$63,253	$302,985	$–	$366,238

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

106	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 99.23%

COMMON STOCKS 99.17%

Australia 4.71%

Auto Components 0.68%
GUD Holdings Ltd.	294,528	$2,627

Diversified Financial Services 0.27%
Omni Bridgeway Ltd.	430,799	1,048

Electric: Utilities 1.79%
AusNet Services	4,936,100	6,939

Food Products 1.24%
Costa Group Holdings Ltd.	1,917,452	4,798

Professional Services 0.73%
IPH Ltd.	609,489	2,825
Total Australia		18,237

Austria 3.78%

Banks 1.40%
BAWAG Group AG *†	148,122	5,440

Electronic Equipment, Instruments & Components 1.03%
AT&S Austria Technologie & Systemtechnik AG	219,781	3,995

Machinery 1.35%
ANDRITZ AG	154,482	5,210
Total Austria		14,645

Belgium 1.40%

Equity Real Estate Investment Trusts 0.84%
Warehouses De Pauw CVA	97,414	3,263

Wireless Telecommunication Services 0.56%
Orange Belgium SA	128,637	2,144
Total Belgium		5,407
Investments	Shares	U.S. $ Fair Value (000)
Canada 1.47%

Aerospace & Defense 0.89%
CAE, Inc.	202,300	$3,458

Paper & Forest Products 0.58%
Interfor Corp. *	200,000	2,253
Total Canada		5,711

Chile 1.05%

Metals & Mining
Lundin Mining Corp.	670,000	4,048

China 1.02%

Marine
SITC International Holdings Co. Ltd.	2,552,000	3,942

Denmark 0.41%

Machinery
FLSmidth & Co. A/S *	61,490	1,571

France 1.52%

Construction Materials 0.60%
Vicat SA	75,301	2,315

Health Care Providers & Services 0.92%
Korian SA *(a)	126,064	3,552
Total France		5,867

Germany 7.23%

Biotechnology 1.05%
MorphoSys AG *	39,921	4,069

Industrial Conglomerates 1.66%
Rheinmetall AG	87,805	6,417

Life Sciences Tools & Services 1.46%
Gerresheimer AG	56,185	5,648

Media 0.73%
Stroeer SE & Co. KGaA *	39,032	2,822

See Notes to Financial Statements.	107

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Real Estate Management & Development 2.33%
LEG Immobilien AG	27,426	$3,707
PATRIZIA AG	234,313	5,333
		9,040
Total Germany		27,996

Hong Kong 5.68%

Auto Components 1.65%
Xinyi Glass Holdings Ltd.	2,904,000	6,377

Consumer Finance 0.34%
Sun Hung Kai & Co., Ltd.	3,381,000	1,315

Hotels, Restaurants & Leisure 0.95%
Melco International Development Ltd.	2,256,000	3,662

Household Durables 0.57%
JS Global Lifestyle Co. Ltd.†	1,232,000	2,216

Pharmaceuticals 0.55%
SSY Group Ltd.	3,882,000	2,125

Real Estate Management & Development 0.34%
Kerry Properties Ltd.	545,500	1,339

Semiconductors & Semiconductor Equipment 0.77%
ASM Pacific Technology Ltd.	296,800	2,993

Textiles, Apparel & Luxury Goods 0.51%
Stella International Holdings Ltd.	1,918,432	1,966
Total Hong Kong		21,993

Iceland 1.26%
Marel HF †	1,012,550	4,894

India 0.81%

Information Technology Services
Computer Age Management Services Ltd. *	179,054	3,136
Investments	Shares	U.S. $ Fair Value (000)
Ireland 2.69%

Health Care Providers & Services 1.40%
UDG Healthcare plc	575,900	$5,413

Information Technology Services 1.29%
Keywords Studios plc	181,846	4,985
Total Ireland		10,398

Italy 5.03%

Auto Components 1.20%
Freni Brembo SpA *	447,105	4,645

Capital Markets 0.50%
Anima Holding SpA †	520,338	1,949

Construction Materials 1.09%
Buzzi Unicem SpA	194,369	4,206

Diversified Financial Services 0.67%
doValue SpA *†(a)	281,190	2,597

Machinery 0.53%
IMA Industria Macchine Automatiche SpA *	26,091	2,053

Textiles, Apparel & Luxury Goods 1.04%
Brunello Cucinelli SpA *	57,404	1,724
Salvatore Ferragamo SpA *	178,790	2,306
		4,030
Total Italy		19,480

Japan 26.01%

Auto Components 1.50%
FCC Co., Ltd.	303,400	5,822

Building Products 1.88%
Sanwa Holdings Corp.	636,300	7,258

Chemicals 1.00%
Kansai Paint Co., Ltd.	150,700	3,885

Construction & Engineering 2.28%
SHO-BOND Holdings Co. Ltd.	182,600	8,814

108	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Distributors 1.29%
PALTAC Corp.	89,400	$4,998

Electronic Equipment, Instruments & Components 2.91%
Azbil Corp.	201,400	8,173
Taiyo Yuden Co., Ltd.	83,400	3,085
		11,258

Entertainment 1.63%
Capcom Co., Ltd.	115,500	6,317

Equity Real Estate Investment Trusts 2.46%
GLP J-REIT	2,600	4,008
Nippon Prologis REIT, Inc.	1,673	5,507
		9,515

Food Products 0.29%
Nichirei Corp.	44,100	1,111

Information Technology Services 1.98%
BASE, Inc. *	37,300	3,998
TIS, Inc.	192,000	3,672
		7,670

Machinery 2.80%
CKD Corp.	283,800	4,724
DMG Mori Co., Ltd.	146,700	1,961
OSG Corp.	277,600	4,159
		10,844

Professional Services 1.21%
TechnoPro Holdings, Inc.	75,100	4,671

Real Estate Management & Development 0.72%
Kenedix, Inc.	534,500	2,770

Software 1.15%
Money Forward, Inc. *	49,100	4,442

Specialty Retail 0.96%
Bic Camera, Inc.	336,400	3,715
Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Thrifts & Mortgage Finance 0.79%
Aruhi Corp.	171,400	$3,078

Wireless Telecommunication Services 1.16%
Okinawa Cellular Telephone Co.	112,600	4,509
Total Japan		100,677

Jersey 1.28%

Construction Materials
Breedon Group plc *	5,413,953	4,952

Netherlands 0.38%

Biotechnology
uniQure NV *	36,208	1,464

Norway 1.09%

Software
LINK Mobility Group Holding ASA *	367,851	1,965
Pexip Holding ASA *	320,305	2,262
Total Norway		4,227

Portugal 1.52%

Multi-Utilities
REN - Redes Energeticas Nacionais SGPS SA	2,241,381	5,887

South Korea 3.19%

Food & Staples Retailing 0.83%
GS Retail Co., Ltd.	112,501	3,195

Semiconductors & Semiconductor Equipment 0.90%
WONIK IPS Co., Ltd. *	122,648	3,499

Software 1.46%
Douzone Bizon Co. Ltd.	64,130	5,654
Total South Korea		12,348

See Notes to Financial Statements.	109

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
Spain 2.23%

Containers & Packaging 1.17%
Vidrala SA	47,590	$4,545

Professional Services 1.06%
Applus Services SA *	521,057	4,084
Total Spain		8,629

Sweden 2.19%

Auto Components 0.67%
Dometic Group AB *†	238,507	2,578

Commercial Services & Supplies 1.11%
Loomis AB *	192,648	4,302

Food & Staples Retailing 0.41%
Axfood AB	68,037	1,581
Total Sweden		8,461

Switzerland 6.01%

Airlines 0.88%
Wizz Air Holdings plc *†	82,268	3,406

Containers & Packaging 1.61%
SIG Combibloc Group AG *	303,235	6,237

Insurance 0.76%
Swiss Life Holding AG *	8,790	2,957

Life Sciences Tools & Services 1.77%
Tecan Group AG	14,397	6,832

Machinery 0.99%
Sulzer AG	52,292	3,827
Total Switzerland		23,259

Taiwan 1.87%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	501,000	6,241
Visual Photonics Epitaxy Co., Ltd.	356,000	1,005
Total Taiwan		7,246
Investments	Shares	U.S. $ Fair Value (000)
United Arab Emirates 0.22%

Information Technology Services
Network International Holdings plc *†	300,206	$861

United Kingdom 13.39%

Aerospace & Defense 0.47%
Senior plc *	2,558,219	1,816

Beverages 1.18%
Britvic plc	478,822	4,576

Capital Markets 1.16%
Man Group plc	3,219,099	4,492

Consumer Finance 0.59%
Arrow Global Group plc *	1,398,286	2,272

Equity Real Estate Investment Trusts 1.60%
Big Yellow Group PLC	224,755	3,203
UNITE Group plc (The) *	277,900	2,999
		6,202

Insurance 1.48%
Lancashire Holdings Ltd.	695,702	5,741

Internet & Direct Marketing Retail 1.14%
ASOS plc *	77,426	4,417

Machinery 0.70%
Concentric AB *	163,095	2,702

Media 1.00%
S4 Capital plc *	748,827	3,880

Multi-Line Retail 1.13%
B&M European Value Retail SA	694,476	4,359

Pharmaceuticals 1.10%
Dechra Pharmaceuticals plc	94,121	4,258

Specialty Retail 0.62%
WH Smith plc	184,369	2,383

110	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Trading Companies & Distributors 1.22%
Grafton Group plc Unit *	543,617	$4,726
Total United Kingdom		51,824

United States 1.73%

Exchange- Traded Funds
VanEck Vectors Junior Gold Miners	125,813	6,694
Total Common Stocks (cost $371,003,886)		383,854

RIGHTS 0.06%

Spain

Containers & Packaging
Vidrala SA *(b) (cost $0)	47,590	227
Total Long- Term Investments (cost $371,003,886)		384,081

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.24%

Repurchase Agreement 0.31%
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $1,228,400 of U.S. Treasury Note at 0.25% due 6/15/2023; value: $1,231,709; proceeds: $1,207,510 (cost $1,207,510)	$1,208	$1,208

Investments	Shares	Fair Value (000)
Money Market Fund 0.84%
Fidelity Government Portfolio(c) (cost $3,239,390)	3,239,390	$3,239

Time Deposit 0.09%
CitiBank N.A.(c) (cost $359,933)	359,933	360
Total Short-Term Investments (cost $4,806,833)		4,807
Total Investments in Securities 100.47% (cost $375,810,719)		388,888
Liabilities in Excess of Foreign Cash and Other Assets(d) (0.47) %		(1,822)
Net Assets 100.00%		$387,066

REIT	Real Estate Investment Trust.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2020, the total value of Rule 144A securities was $23,941, which represents 6.19% of net assets.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	The rights have an expiration of 12/10/2020.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Liabilities in Excess of Foreign Cash and Other Assets include net unrealized depreciation on Total return swaps as follows:

Open Total Return Swap Contracts at October 31, 2020:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Bank of America	MLEILAEN	1 Mo. LIBOR + .36%	94,118	Long	6/11/2021	$5,608,492	$5,569,382	$(39,110)

*	Merrill Lynch Custom Basket Index.

See Notes to Financial Statements.	111

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Canada	$5,711	$–	$–	$5,711
Chile	4,048	–	–	4,048
France	2,315	3,552	–	5,867
Iceland	4,894	–	–	4,894
India	3,136	–	–	3,136
Ireland	4,985	5,413	–	10,398
Italy	4,650	14,830	–	19,480
Jersey	4,952	–	–	4,952
Netherlands	1,464	–	–	1,464
Norway	1,965	2,262	–	4,227
Spain	4,545	4,084	–	8,629
Sweden	4,302	4,159	–	8,461
United Kingdom	10,670	41,154	–	51,824
United States	6,694	–	–	6,694
Remaining Countries	–	244,069	–	244,069
Rights	227	–	–	227
Short-Term Investments
Repurchase Agreement	–	1,208	–	1,208
Money Market Fund	3,239	–	–	3,239
Time Deposit	-	360	–	360
Total	$67,797	$321,091	$–	$388,888
Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(39)	–	(39)
Total	$–	$(39)	$–	$(39)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

112	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL VALUE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 96.61%

Australia 5.16%

Banks 1.49%
National Australia Bank Ltd.	506,878	$6,632

Capital Markets 0.86%
Macquarie Group Ltd.	43,100	3,843

Equity Real Estate Investment Trusts 1.03%
Goodman Group	354,490	4,588

Metals & Mining 1.78%
BHP Group Ltd.	330,952	7,933
Total Australia		22,996

Austria 1.38%

Banks
BAWAG Group AG *†	167,432	6,149

Belgium 2.08%

Beverages 1.34%
Anheuser-Busch InBev SA	115,783	5,989

Pharmaceuticals 0.74%
UCB SA	33,198	3,279
Total Belgium		9,268

Brazil 0.69%

Metals & Mining
Vale SA ADR	292,411	3,091

Canada 1.93%

Banks 1.01%
Royal Bank of Canada	64,600	4,517

Oil, Gas & Consumable Fuels 0.92%
Pembina Pipeline Corp.	195,633	4,095
Total Canada		8,612
Investments	Shares	U.S. $ Fair Value (000)
Chile 1.27%

Metals & Mining 0.85%
Lundin Mining Corp.	624,955	$3,776

Water Utilities 0.42%
Aguas Andinas SA	7,164,165	1,861
Total Chile		5,637

China 4.52%

Construction Materials 1.37%
China Resources Cement Holdings Ltd.	4,660,000	6,102

Internet & Direct Marketing Retail 1.38%
Alibaba Group Holding Ltd. ADR *	20,135	6,135

Oil, Gas & Consumable Fuels 0.84%
CNOOC Ltd.	4,120,000	3,770

Real Estate Management & Development 0.93%
Logan Group Co., Ltd.	2,640,000	4,142
Total China		20,149

France 12.19%

Aerospace & Defense 0.80%
Safran SA *	33,756	3,561

Banks 1.41%
Credit Agricole SA *	793,379	6,276

Building Products 1.57%
Cie de Saint-Gobain *	179,945	7,010

Construction & Engineering 1.02%
Vinci SA	57,464	4,539

Diversified Telecommunication Services 1.32%
Orange SA	525,747	5,904

Gas Utilities 0.58%
Rubis SCA	78,077	2,567

See Notes to Financial Statements.	113

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
France (continued)

Insurance 1.04%
AXA SA	288,554	$4,634

Multi-Utilities 1.61%
Engie SA *	591,289	7,151

Pharmaceuticals 2.84%
Sanofi	140,200	12,659
Total France		54,301

Germany 10.68%

Air Freight & Logistics 1.75%
Deutsche Post AG Registered Shares	175,437	7,779

Auto Components 1.18%
Continental AG	49,408	5,250

Automobiles 1.41%
Volkswagen AG	40,271	6,265

Industrial Conglomerates 1.39%
Siemens AG Registered Shares	52,922	6,209

Insurance 1.85%
Allianz SE Registered Shares	46,921	8,265

Machinery 0.83%
KION Group AG	47,391	3,693

Media 0.69%
Stroeer SE & Co. KGaA *	42,388	3,064

Pharmaceuticals 0.79%
Merck KGaA	23,941	3,546

Semiconductors & Semiconductor Equipment 0.79%
Infineon Technologies AG	125,946	3,506
Total Germany		47,577

Hong Kong 3.71%

Auto Components 1.67%
Xinyi Glass Holdings Ltd.	3,392,000	7,449
Investments	Shares	U.S. $ Fair Value (000)
Hong Kong (continued)

Electric: Utilities 0.79%
CK Infrastructure Holdings Ltd.	743,500	$3,507

Real Estate Management & Development 1.25%
Kerry Properties Ltd.	2,278,000	5,589
Total Hong Kong		16,545

India 0.55%

Oil, Gas & Consumable Fuels
Petronet LNG Ltd.	790,125	2,461

Italy 2.45%

Auto Components 0.80%
Freni Brembo SpA *	340,128	3,534

Electric: Utilities 0.89%
Enel SpA	500,243	3,977

Textiles, Apparel & Luxury Goods 0.76%
Moncler SpA *	84,764	3,392
Total Italy		10,903

Japan 16.67%

Auto Components 0.90%
Denso Corp.	85,800	3,998

Automobiles 0.77%
Toyota Motor Corp.	52,400	3,440

Banks 1.66%
Sumitomo Mitsui Financial Group, Inc.	266,600	7,380

Beverages 1.33%
Asahi Group Holdings Ltd.	191,100	5,914

Building Products 2.01%
Sanwa Holdings Corp.	783,900	8,942

Diversified Financial Services 1.22%
ORIX Corp.	465,200	5,441

114	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Electronic Equipment, Instruments & Components 3.42%
Hitachi Ltd.	176,800	$5,959
TDK Corp.	78,800	9,267
		15,226

Household Durables 2.00%
Sony Corp.	106,800	8,903

Insurance 0.39%
Tokio Marine Holdings, Inc.	39,100	1,747

Trading Companies & Distributors 1.64%
ITOCHU Corp.	303,800	7,297

Wireless Telecommunication Services 1.33%
SoftBank Group Corp.	91,200	5,940
Total Japan		74,228

Macau 1.02%

Hotels, Restaurants & Leisure
Sands China Ltd.	1,291,600	4,533

Mexico 0.77%

Banks
Grupo Financiero Banorte
SAB de CV *	767,166	3,418

Netherlands 1.53%

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc Class A ADR (a)	267,024	6,822

New Zealand 0.74%

Diversified Telecommunication Services
Spark New Zealand Ltd.	1,105,348	3,280

Russia 0.84%

Oil, Gas & Consumable Fuels
Lukoil PJSC ADR	73,391	3,755
Investments	Shares	U.S. $ Fair Value (000)
Singapore 0.60%

Electronic Equipment, Instruments & Components
Venture Corp. Ltd.	189,900	$2,677

South Africa 2.26%

Metals & Mining
Anglo American plc	428,760	10,060

South Korea 2.21%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	195,392	9,822

Sweden 1.88%

Commercial Services & Supplies 0.88%
Loomis AB *	174,803	3,903

Machinery 1.00%
Sandvik AB *	250,832	4,471
Total Sweden		8,374

Switzerland 6.62%

Capital Markets 2.10%
UBS Group AG	801,929	9,336

Insurance 1.89%
Swiss Life Holding AG *	7,820	2,631
Zurich Financial Services AG	17,363	5,767
		8,398

Pharmaceuticals 2.63%
Novartis AG Registered Shares	67,904	5,291
Roche Holding AG	20,030	6,436
		11,727
Total Switzerland		29,461

Taiwan 0.61%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	218,000	2,716

See Notes to Financial Statements.	115

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2020

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom 12.24%

Aerospace & Defense 0.53%
BAE Systems plc	454,798	$2,338

Banks 0.58%
Standard Chartered plc *	564,945	2,582

Hotels, Restaurants & Leisure 1.37%
GVC Holdings plc *	487,151	6,103

Household Durables 1.11%
Persimmon plc	163,812	4,960

Insurance 3.08%
Beazley plc	578,671	2,206
Prudential plc	448,499	5,485
RSA Insurance Group plc	1,097,842	6,029
		13,720

Multi-Utilities 1.14%
National Grid plc	424,691	5,052

Pharmaceuticals 1.33%
AstraZeneca plc	58,966	5,920

Tobacco 2.23%
British American Tobacco plc	211,695	6,709
Imperial Brands plc	203,869	3,227
		9,936

Trading Companies & Distributors 0.87%
Ashtead Group plc	107,544	3,886
Total United Kingdom		54,497

United States 2.01%

Auto Components 1.31%
Lear Corp.	48,107	5,812

Trading Companies & Distributors 0.70%
Ferguson plc	31,403	3,119
Total United States		8,931
Total Common Stocks (cost $438,516,732)		430,263
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 3.52%

Repurchase Agreement 2.34%
Repurchase Agreement dated 10/30/2020, 0.00% due 11/2/2020 with Fixed Income Clearing Corp. collateralized by $10,196,700 of U.S. Treasury Note at 1.625% due 4/30/2023; value: $10,649,126; proceeds: $10,440,227 (cost $10,440,227)	$10,440	$10,440

	Shares

Money Market Fund 1.06%
Fidelity Government Portfolio(b) (cost $4,713,480)	4,713,480	4,713

Time Deposit 0.12%
CitiBank N.A.(b) (cost $523,720)	523,720	524
Total Short-Term Investments (cost $15,677,427)		15,677
Total Investments in Securities 100.13% (cost $454,194,159)		445,940
Liabilities in Excess of Foreign Cash and Other Assets (0.13)%		(589)
Net Assets 100.00%		$445,351

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2020, the total value of Rule 144A securities was $6,149,000, which represents 1.38% of net assets.
(a)	All or a portion of this security was on loan to brokers at October 31, 2020.
(b)	Security was purchased with the cash collateral from loaned securities.

116	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL VALUE FUND October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Brazil	$3,091	$–	$–	$3,091
Canada	8,612	–	–	8,612
Chile	5,637	–	–	5,637
China	6,135	14,014	–	20,149
Mexico	3,418	–	–	3,418
Netherlands	6,822	–	–	6,822
Sweden	3,903	4,471	–	8,374
United States	5,812	3,119	–	8,931
Remaining Countries	–	365,229	–	365,229
Short-Term Investments
Repurchase Agreement	–	10,440	–	10,440
Money Market Funds	4,713	–	–	4,713
Time Deposit	–	524	–	524
Total	$48,143	$397,797	$–	$445,940

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	117

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.68%

Auto Components 4.36%
Dorman Products, Inc.*	241,670	$21,574
LCI Industries	123,745	13,570
Lear Corp.	205,841	24,867
Total		60,011

Banks 6.16%
Bank of Hawaii Corp.	257,927	15,641
East West Bancorp, Inc.	475,135	17,333
First Republic Bank	182,948	23,077
SVB Financial Group*	98,584	28,658
Total		84,709

Beverages 0.82%
Primo Water Corp.	896,668	11,235

Biotechnology 0.41%
Exelixis, Inc.*	278,393	5,701

Building Products 6.32%
A.O. Smith Corp.	461,242	23,842
Allegion plc (Ireland)(a)	214,087	21,087
Masonite International Corp.*	199,124	17,523
Simpson Manufacturing Co., Inc.	274,996	24,398
Total		86,850

Capital Markets 1.32%
Ares Capital Corp.	1,307,793	18,087

Chemicals 4.96%
Avient Corp.	642,222	19,954
Axalta Coating
Systems Ltd.*	1,029,458	25,850
Valvoline, Inc.	1,140,212	22,428
Total		68,232

Consumer Finance 2.13%
Discover Financial Services	450,709	29,301
		Fair
		Value
Investments	Shares	(000)
Containers & Packaging 1.93%
Avery Dennison Corp.	191,703	$26,530

Electric: Utilities 2.72%
IDACORP, Inc.	208,582	18,299
Portland General Electric Co.	487,767	19,169
Total		37,468

Electrical Equipment 1.82%
Acuity Brands, Inc.	77,342	6,894
Generac Holdings, Inc.*	86,498	18,178
Total		25,072

Electronic Equipment, Instruments & Components 3.28%
FLIR Systems, Inc.	584,860	20,289
Littelfuse, Inc.	125,640	24,869
Total		45,158

Equity Real Estate Investment Trusts 4.96%
Alexandria Real Estate Equities, Inc.	145,718	22,079
First Industrial Realty Trust, Inc.	581,736	23,159
Sunstone Hotel Investors, Inc.	1,705,600	12,656
UDR, Inc.	330,138	10,313
Total		68,207

Health Care Equipment & Supplies 6.01%
Cooper Cos., Inc. (The)	55,512	17,711
Hill-Rom Holdings, Inc.	235,298	21,428
NuVasive, Inc.*	380,885	16,923
STERIS plc	149,984	26,576
Total		82,638

Health Care Providers & Services 2.37%
Encompass Health Corp.	198,127	12,147
Molina Healthcare, Inc.*	109,451	20,410
Total		32,557

Hotels, Restaurants & Leisure 1.99%
Dunkin’ Brands Group, Inc.	274,833	27,404

118	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
Household Durables 2.54%
Leggett & Platt, Inc.	516,500	$21,553
Purple Innovation, Inc.*	472,115	13,394
Total		34,947

Industrial Conglomerates 1.53%
Carlisle Cos., Inc.	169,488	20,994

Information Technology Services 7.07%
Amdocs Ltd.	163,226	9,203
Booz Allen Hamilton Holding Corp.	288,861	22,675
EPAM Systems, Inc.*	36,187	11,180
Euronet Worldwide, Inc.*	244,904	21,757
Jack Henry & Associates, Inc.	123,128	18,254
MAXIMUS, Inc.	209,740	14,174
Total		97,243

Insurance 4.62%
Arch Capital Group Ltd.*	330,185	9,975
Globe Life, Inc.	169,964	13,782
RenaissanceRe Holdings Ltd.	134,248	21,711
Stewart Information Services Corp.	427,060	18,103
Total		63,571

Internet Software & Services 1.60%
TechTarget, Inc.*	501,971	21,986

Leisure Products 0.97%
Malibu Boats, Inc. Class A*	262,708	13,353

Life Sciences Tools & Services 6.84%
Bio-Techne Corp.	78,837	19,899
Charles River Laboratories International, Inc.*	131,894	30,032
ICON plc (Ireland)*(a)	89,317	16,104
PerkinElmer, Inc.	216,529	28,052
Total		94,087
		Fair
		Value
Investments	Shares	(000)
Machinery 2.74%
Allison Transmission Holdings, Inc.	576,026	$20,824
Crane Co.	332,595	16,879
Total		37,703

Metals & Mining 1.60%
Reliance Steel &Aluminum Co.	201,529	21,965

Multi-Utilities 1.43%
NorthWestern Corp.	376,832	19,644

Oil, Gas & Consumable Fuels 1.06%
Cabot Oil & Gas Corp.	525,300	9,345
Par Pacific Holdings, Inc.*	816,469	5,258
Total		14,603

Real Estate Management & Development 1.00%
Marcus & Millichap, Inc.*	439,300	13,719

Road & Rail 3.54%
Landstar System, Inc.	224,300	27,970
Saia, Inc.*	140,051	20,680
Total		48,650

Semiconductors & Semiconductor Equipment 5.71%
Entegris, Inc.	418,259	31,273
Monolithic Power Systems, Inc.	79,567	25,430
Teradyne, Inc.	248,233	21,807
Total		78,510

Software 2.45%
Fair Isaac Corp.*	55,968	21,909
Synopsys, Inc.*	55,354	11,838
Total		33,747

Specialty Retail 3.03%
Burlington Stores, Inc.*	109,043	21,109
Williams-Sonoma, Inc.	225,666	20,583
Total		41,692

See Notes to Financial Statements.	119

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2020

		Fair
		Value
Investments	Shares	(000)
Textiles, Apparel & Luxury Goods 0.39%
Columbia Sportswear Co.	72,148	$5,382
Total Common Stocks 99.68% (cost $1,154,894,565)		1,370,956
Cash and Other Assets in Excess of Liabilities 0.32%		4,454
Net Assets 100.00%		$1,375,410

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$1,370,956	$–	$–	$1,370,956
Total	$1,370,956	$–	$–	$1,370,956

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets.

120	See Notes to Financial Statements.

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Statements of Assets and Liabilities

October 31, 2020

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
ASSETS:
Investments in securities, at cost	$211,123	$171,409,783	$21,864,498
Investments in Underlying Funds, at cost	714,446,753	–	–
Investments in securities, at fair value	$211,123	$201,510,486	$27,641,624
Investments in Underlying Funds, at value	668,901,598	–	–
Cash	–	–	–
Foreign cash, at value (cost $0, $0, $0, $0, $0, $0 and $32,162, respectively)	–	–	–
Receivables:
Investment in securities sold	–	828,740	137,016
Capital shares sold	497,636	5,191	613,756
Interest and dividends	–	86,268	772
From advisor (See Note 3)	19	261	20,540
Securities lending income receivable	–	–	20
Investment in Underlying Funds sold	511,631	–	–
Prepaid expenses and other assets	47,409	84,208	30,429
Total assets	670,169,416	202,515,154	28,444,157
LIABILITIES:
Payables:
Capital shares reacquired	2,043,457	–	140,287
Investments in securities purchased	–	570,249	–
Management fee	–	113,352	16,056
12b-1 distribution plan	138,329	582	4,870
Trustees’ fees	140,841	3,816	472
Fund administration	23,695	8,244	988
Offering costs	–	1,905	25,298
Foreign currency overdraft	–	–	–
Accrued expenses	261,410	49,769	34,885
Total liabilities	2,607,732	747,917	222,856
Commitments and contingent liabilities
NET ASSETS	$667,561,684	$201,767,237	$28,221,301
COMPOSITION OF NET ASSETS:
Paid-in capital	$695,416,198	$167,842,579	$20,480,359
Total distributable earnings (loss)	(27,854,514)	33,924,658	7,740,942
Net Assets	$667,561,684	$201,767,237	$28,221,301

122	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund

$406,713,643	$77,821,227	$1,450,953,989	$6,008,665
–	–	–	–
$432,069,317	$75,629,751	$1,617,490,452	$6,831,931
–	–	–	–
–	–	420	36,484

–	–	–	33,540

–	–	3,313,571	54,424
2,174	123,429	232,771	413
970,744	11,187	4,411,175	10,313
35,587	6,424	–	27,616
–	198	22	5
–	–	–	–
85,900	52,437	79,109	74,754
433,163,722	75,823,426	1,625,527,520	7,069,480

–	98,242	2,257,420	116
3,729,545	–	1,588,368	51,983
192,231	52,530	799,838	2,759
199	865	276,536	1,252
7,709	18,160	592,513	453
13,033	2,626	57,550	245
–	–	–	14,707
–	–	36	–
88,146	87,078	476,918	76,101
4,030,863	259,501	6,049,179	147,616

$429,132,859	$75,563,925	$1,619,478,341	$6,921,864

$367,619,609	$86,468,502	$1,554,714,386	$5,776,816
61,513,250	(10,904,577)	64,763,955	1,145,048
$429,132,859	$75,563,925	$1,619,478,341	$6,921,864

See Notes to Financial Statements.	123

Statements of Assets and Liabilities (continued)

October 31, 2020

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Net assets by class:
Class A Shares	$400,087,559	$1,538,441	$12,484,689
Class C Shares	$54,247,339	$227,650	$1,849,001
Class F Shares	$120,796,629	$346,199	$5,820,567
Class F3 Shares	$33,178,769	$141,405	$901,943
Class I Shares	$28,481,082	$199,233,953	$2,711,648
Class P Shares	–	–	–
Class R2 Shares	$1,430,311	–	–
Class R3 Shares	$20,859,709	$12,784	$17,859
Class R4 Shares	$3,714,882	$12,816	$17,937
Class R5 Shares	$622,701	$12,847	$18,015
Class R6 Shares	$4,142,703	$241,142	$4,399,642
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,706,751	80,070	464,149
Class C Shares	3,044,585	11,930	69,621
Class F Shares	5,292,726	17,983	215,367
Class F3 Shares	1,413,506	7,342	33,333
Class I Shares	1,217,565	10,347,753	100,337
Class P Shares	–	–	–
Class R2 Shares	66,461	–	–
Class R3 Shares	961,086	667	666.66
Class R4 Shares	164,835	667	666.66
Class R5 Shares	26,609	667.43	666.67
Class R6 Shares	176,436	12,520	162,598
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$22.60	$19.21	$26.90
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$23.98	$20.38	$28.54
Class C Shares-Net asset value	$17.82	$19.08	$26.56
Class F Shares-Net asset value	$22.82	$19.25	$27.03
Class F3 Shares-Net asset value	$23.47	$19.26	$27.06
Class I Shares-Net asset value	$23.39	$19.25	$27.03
Class P Shares-Net asset value	–	–	–
Class R2 Shares-Net asset value	$21.52	–	–
Class R3 Shares-Net asset value	$21.70	$19.17	$26.79
Class R4 Shares-Net asset value	$22.54	$19.21	$26.91
Class R5 Shares-Net asset value	$23.40	$19.25	$27.02
Class R6 Shares-Net asset value	$23.48	$19.26	$27.06

124	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund

$541,495	$3,253,053	$1,067,308,977	$2,622,042
$76,520	$102,421	$60,191,335	$537,041
$39,879	$784,450	$116,339,609	$1,444,604
$12,085	$8,719	$15,378,426	$13,921
$428,070,439	$69,689,413	$262,215,846	$1,400,210
–	–	$3,614,181	–
–	–	$3,081,588	–
$8,721	–	$76,816,937	$240,566
$8,679	–	$2,228,001	$14,152
$8,707	$8,710	$900,675	$14,287
$366,334	$1,717,159	$11,402,766	$635,041

41,802	173,336	101,031,473	208,292
5,947	5,124	6,549,470	43,110
3,072	38,652	11,147,213	114,499
931	429	1,435,764	1,102
32,964,738	3,433,742	24,621,914	110,909
–	–	349,952	–
–	–	299,310	–
675	–	7,433,644	19,231
670	–	212,208	1,123
671	429.19	84,523	1,132
28,197	84,482	1,064,074	50,280

$12.95	$18.77	$10.56	$12.59

$13.74	$19.92	$11.20	$13.36
$12.87	$19.99	$9.19	$12.46
$12.98	$20.30	$10.44	$12.62
$12.98	$20.32	$10.71	$12.63
$12.99	$20.30	$10.65	$12.62
–	–	$10.33	–
–	–	$10.30	–
$12.92	–	$10.33	$12.51
$12.95	–	$10.50	$12.60
$12.98	$20.29	$10.66	$12.62
$12.99	$20.33	$10.72	$12.63

See Notes to Financial Statements.	125

Statements of Assets and Liabilities (continued)

October 31, 2020

	Growth Leaders Fund	Health Care Fund	International Equity Fund
ASSETS:
Investments in securities, at cost	$4,855,993,280	$3,325,616	$311,733,663
Investments in securities, at fair value including $523,600, $39,193, $1,037,980, $2,738,649, $5,304,384 and $0, respectively, of securities loaned	$6,936,775,488	$3,753,596	$366,237,817
Cash	–	2,680	429
Foreign cash, at value (cost $0, $0, $242,915, $1,242,417, $189,768 and $0, respectively)	–	–	248,439
Receivables:
Investment securities sold	9,037,368	–	16,930,159
Capital shares sold	25,280,496	2,500	18,976
Interest and dividends	224,867	2,060	1,292,018
From advisor (See Note 3)	240,805	15,380	43,655
Securities lending income receivable	5,201	9	1,191
Prepaid expenses and other assets	120,481	67,459	–
Total assets	6,971,684,706	3,843,684	384,772,684
LIABILITIES:
Payables:
Capital shares reacquired	13,571,143	2,481	7,465,858
Investment securities purchased	–	4,960	11,123,725
Payable for collateral due to broker for securities lending	595,000	40,762	1,128,158
Management fee	3,192,294	1,965	233,320
12b-1 distribution plan	1,495,058	720	43,666
Trustees' fees	323,198	98	106,282
Fund administration	248,608	127	13,333
To broker	–	–	–
Offering costs	–	23,615	–
Variation margin on futures contracts	–	–	–
Total return swap, at fair value	–	–	–
Accrued expenses	472,429	31,093	200,731
Total liabilities	19,897,730	105,821	20,315,073
Commitments and contingent liabilities
NET ASSETS	$6,951,786,976	$3,737,863	$364,457,611
COMPOSITION OF NET ASSETS:
Paid-in capital	$4,152,850,286	$2,832,179	$342,178,793
Total distributable earnings (loss)	2,798,936,690	905,684	22,278,818
Net Assets	$6,951,786,976	$3,737,863	$364,457,611

126	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Value Opportunities Fund

$375,810,719	$454,194,159	$1,154,894,565

$388,887,965	$445,940,455	$1,370,955,549
–	–	276

1,274,495	207,501	–

2,107,738	5,541,962	8,035,558
160,925	219,220	505,588
994,108	3,018,653	603,488
–	18,933	–
1,179	1,929	–
52,421	22,167	122,609
393,478,831	454,970,820	1,380,223,068

578,252	838,720	2,823,197
1,327,837	2,718,312	–

3,599,323	5,237,200	–
258,559	279,211	892,549
37,780	55,545	178,024
79,896	157,371	356,428
13,790	15,955	48,583
206,118	–	–
–	–	–
–	–	–
39,110	–	–
272,359	317,249	514,649
6,413,024	9,619,563	4,813,430

$387,065,807	$445,351,257	$1,375,409,638

$478,214,169	$916,768,184	$1,083,137,063
(91,148,362)	(471,416,927)	292,272,575
$387,065,807	$445,351,257	$1,375,409,638

See Notes to Financial Statements.	127

Statements of Assets and Liabilities (concluded)

October 31, 2020

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Net assets by class:
Class A Shares	$1,920,929,717	$2,021,965	$154,160,735
Class C Shares	$906,259,169	$327,724	$6,676,378
Class F Shares	$2,708,762,206	$109,269	$10,435,301
Class F3 Shares	$265,851,325	$35,292	$4,489,215
Class I Shares	$1,037,282,937	$17,099	$179,795,882
Class P Shares	–	–	$37,677
Class R2 Shares	$1,551,146	–	$136,744
Class R3 Shares	$18,790,251	$12,805	$5,353,588
Class R4 Shares	$12,666,794	$12,846	$1,164,959
Class R5 Shares	$14,215,817	$12,886	$64,188
Class R6 Shares	$65,477,614	$1,187,977	$2,142,944
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	45,467,084	104,920	11,492,071
Class C Shares	23,520,161	17,168	501,625
Class F Shares	62,697,993	5,655	781,154
Class F3 Shares	6,083,166	1,826	330,317
Class I Shares	23,848,888	885	13,255,500
Class P Shares	–	–	2,808
Class R2 Shares	37,489	–	10,215
Class R3 Shares	454,822	666.67	405,574
Class R4 Shares	299,712	666.67	87,246
Class R5 Shares	326,717	667	4,756
Class R6 Shares	1,498,288	61,434	157,752
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$42.25	$19.27	$13.41
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$44.83	$20.45	$14.23
Class C Shares-Net asset value	$38.53	$19.09	$13.31
Class F Shares-Net asset value	$43.20	$19.32	$13.36
Class F3 Shares-Net asset value	$43.70	$19.33	$13.59
Class I Shares-Net asset value	$43.49	$19.32	$13.56
Class P Shares-Net asset value	–	–	$13.42
Class R2 Shares-Net asset value	$41.38	–	$13.39
Class R3 Shares-Net asset value	$41.31	$19.21	$13.20
Class R4 Shares-Net asset value	$42.26	$19.27	$13.35
Class R5 Shares-Net asset value	$43.51	$19.32	$13.50
Class R6 Shares-Net asset value	$43.70	$19.34	$13.58

128	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Value Opportunities Fund

$96,337,920	$186,425,630	$625,448,213
$12,839,718	$13,027,404	$63,708,999
$43,222,332	$23,559,595	$138,869,661
$17,579,061	$18,310,504	$200,054,791
$146,416,282	$197,616,229	$218,136,591
$119,325	–	$16,559,541
$2,521,602	$20,117	$4,879,417
$15,312,998	$5,394,445	$41,390,056
$4,888,834	$36,389	$34,990,099
$15,841,669	$9,086	$1,970,505
$31,986,066	$951,858	$29,401,765

6,141,322	30,932,920	36,842,296
887,077	2,178,882	4,401,592
2,782,820	3,889,281	7,970,672
1,081,247	3,017,782	11,146,322
9,052,316	32,542,651	12,242,524
7,410	–	1,000,602
163,806	3,254	303,303
999,247	884,952	2,535,026
313,148	6,050	2,064,033
979,918	1,501	110,500
1,967,436	156,842	1,639,431

$15.69	$6.03	$16.98

$16.65	$6.40	$18.02
$14.47	$5.98	$14.47
$15.53	$6.06	$17.42
$16.26	$6.07	$17.95
$16.17	$6.07	$17.82
$16.10	–	$16.55
$15.39	$6.18	$16.09
$15.32	$6.10	$16.33
$15.61	$6.01	$16.95
$16.17	$6.05	$17.83
$16.26	$6.07	$17.93

See Notes to Financial Statements.	129

Statements of Operations

For the Year Ended October 31, 2020

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $639, $0, $48,001, $7,953, $827,779 and $7,412, respectively)	$4,743,569	$1,211,828	$40,329
Securities lending net income	–	–	98
Interest and other	8,304	6,841	1,166
Total investment income	4,751,873	1,218,669	41,593
Expenses:
Management fee	773,732	877,680	104,997
12b-1 distribution plan-Class A	1,067,960	2,256	19,290
12b-1 distribution plan-Class C	742,615	1,426	7,251
12b-1 distribution plan-Class F	139,917	410	2,141
12b-1 distribution plan-Class P	–	–	–
12b-1 distribution plan-Class R2	8,013	–	–
12b-1 distribution plan-Class R3	112,952	56	69
12b-1 distribution plan-Class R4	8,882	28	35
Shareholder servicing	766,969	16,686	6,618
Fund administration	309,493	63,831	6,461
Registration	129,544	20,526	116,688
Reports to shareholders	75,459	9,355	4,703
Professional	42,867	37,046	50,172
Custody	20,156	8,842	3,324
Trustees’ fees	31,388	5,346	569
Offering costs	–	61,500	17,527
Other	18,913	28,897	11,472
Gross expenses	4,248,860	1,133,885	351,317
Expense reductions (See Note 9)	(9,541)	(20)	(107)
Fees waived and expenses reimbursed (See Note 3)	(791,735)	(27,190)	(198,127)
Net expenses	3,447,584	1,106,675	153,083
Net investment income (loss)	1,304,289	111,994	(111,490)
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	99,573,231	–	–
Net realized gain (loss) on Investment in Underlying Funds	(30,709,183)	–	–
Net realized gain (loss) on investments	–	3,657,637	2,455,601
Net realized gain (loss) on futures contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	(22)	–
Net change in unrealized appreciation/depreciation on investments	–	30,100,703	5,252,603
Net change in unrealized appreciation/depreciation in Underlying Funds	(29,903,227)	–	–

130	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund

$7,103,321	$1,657,739	$54,848,111	$129,406
39	5,903	22	233
15,962	190,820	–	122
7,119,322	1,854,462	54,848,133	129,761

1,367,992	760,931	10,989,075	32,081
1,751	16,276	2,946,727	7,559
1,378	648	1,141,046	5,606
407	259	142,977	1,413
–	–	17,873	–
–	–	20,271	40
45	24	435,549	1,063
22	12	9,453	33
51,588	33,097	1,469,583	5,001
92,745	38,047	803,126	2,852
58,815	160,842	150,224	131,612
19,532	7,428	146,549	11,227
43,396	69,686	75,607	58,895
8,659	17,325	58,863	28,738
9,819	3,843	80,857	280
43,126	–	–	–
49,453	26,012	144,054	21,776
1,748,728	1,134,430	18,631,834	308,176
(17)	(319)	(20,234)	(80)
(100,032)	(138,581)	(53,270)	(246,237)
1,648,679	995,530	18,558,330	61,859
5,470,643	858,932	36,289,803	67,902

–	–	–	–

–	–	–	–
30,877,790	(9,465,630)	(113,967,557)	335,756
–	–	–	(3,075)

7,506	2,895	15,901	(577)

25,234,361	(5,688,785)	(121,244,270)	184,754

–	–	–	–

See Notes to Financial Statements.	131

Statements of Operations (continued)

For the Year Ended October 31, 2020

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Net realized and unrealized gain (loss):
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	–
Net realized and unrealized gain (loss)	38,960,821	33,758,318	7,708,204
Net Increase (Decrease) in Net Assets Resulting From Operations	$40,265,110	$33,870,312	$7,596,714

132	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund

–	4	934	1,632
56,119,657	(15,151,516)	(235,194,992)	518,490

$61,590,300	$(14,292,584)	$(198,905,189)	$586,392

See Notes to Financial Statements.	133

Statements of Operations (concluded)

For the Year Ended October 31, 2020

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $1,586, $995,666, $958,578, $2,015,838 and $35,922, respectively)	$16,073,897	$25,304	$7,994,014
Securities lending net income	867,201	18	23,123
Interest and other	182,160	463	33,115
Total investment income	17,123,258	25,785	8,050,252
Expenses:
Management fee	26,057,094	21,577	2,751,062
12b-1 distribution plan-Class A	3,379,587	2,981	433,839
12b-1 distribution plan-Class C	7,547,498	1,817	92,840
12b-1 distribution plan-Class F	1,926,051	428	23,662
12b-1 distribution plan-Class P	–	–	185
12b-1 distribution plan-Class R2	6,053	–	1,609
12b-1 distribution plan-Class R3	83,234	56	31,979
12b-1 distribution plan-Class R4	26,215	28	2,779
Shareholder servicing	3,166,107	2,938	357,947
Fund administration	2,004,567	1,392	157,204
Registration	273,603	58,672	131,877
Reports to shareholders	469,859	2,961	43,520
Professional	85,642	51,670	97,741
Custody	42,047	3,976	70,335
Trustees’ fees	192,662	136	15,631
Offering costs	–	50,524	–
Other	212,180	9,817	72,878
Gross expenses	45,472,399	208,973	4,285,088
Expense reductions (See Note 9)	(43,416)	(21)	(2,592)
Fees waived and expenses reimbursed (See Note 3)	(1,961,167)	(178,170)	(248,762)
Net expenses	43,467,816	30,782	4,033,734
Net investment income (loss)	(26,344,558)	(4,997)	4,016,518
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	757,776,433	527,934	(12,155,154)
Net realized gain (loss) on futures contracts	–	–	–
Net realized gain (loss) on forward foreign currency exchange contracts	–	–	780
Net realized gain (loss) on swap contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	209	60,538
Net change in unrealized appreciation/depreciation on investments	1,676,037,268	454,351	17,374,563
Net change in unrealized appreciation/depreciation on swap contracts	–	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	56	53,895
Net realized and unrealized gain (loss)	2,433,813,701	982,550	5,334,622
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,407,469,143	$977,553	$9,351,140

134	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Value Opportunities Fund

$7,079,202	$15,011,587	$22,613,039
9,559	68,809	31
64,302	22,791	12,273
7,153,063	15,103,187	22,625,343

3,359,301	3,471,840	11,290,350
267,353	537,930	1,674,576
170,117	235,117	1,027,236
58,661	29,281	161,768
484	–	81,474
16,767	176	32,449
82,378	31,104	239,626
13,653	93	93,945
357,893	424,244	1,498,806
179,163	198,391	616,591
132,349	126,976	152,011
35,516	50,357	183,540
78,479	92,116	64,302
109,921	93,696	102,874
18,175	19,878	62,844
–	–	–
103,824	91,839	160,314
4,984,034	5,403,038	17,442,706
(3,179)	(3,798)	(14,308)
(89,218)	(379,663)	(98,396)
4,891,637	5,019,577	17,330,002
2,261,426	10,083,610	5,295,341

(20,386,312)	(48,926,930)	91,012,863
–	–	–

(4,819)	(242)	–
(4,793,894)	–	–

158,636	222,147	–

9,299,916	(25,922,876)	(76,099,606)

(50,991)	–	–

45,510	66,397	–
(15,731,954)	(74,561,504)	14,913,257

$(13,470,528)	$(64,477,894)	$20,208,598

See Notes to Financial Statements.	135

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Statements of Changes in Net Assets

	Alpha Strategy Fund
DECREASE IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$1,304,289	$(1,510,876)
Capital gain distributions received from Underlying Funds	99,573,231	141,088,951
Net realized gain (loss) on investments in Underlying Funds	(30,709,183)	(22,111,433)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(29,903,227)	(70,488,971)
Net increase in net assets resulting from operations	40,265,110	46,977,671
Distributions to shareholders:
Class A	(64,393,529)	(64,320,005)
Class C	(15,294,929)	(18,964,806)
Class F	(23,235,257)	(25,648,079)
Class F3	(4,127,641)	(4,274,550)
Class I	(11,845,960)	(10,723,289)
Class R2	(211,258)	(237,992)
Class R3	(3,583,900)	(3,664,779)
Class R4	(473,062)	(401,776)
Class R5	(39,612)	(40,519)
Class R6	(566,017)	(516,083)
Total distributions to shareholders	(123,771,165)	(128,791,878)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	105,654,769	134,508,508
Reinvestment of distributions	107,813,540	110,704,653
Cost of shares reacquired	(379,849,409)	(258,558,622)
Net decrease in net assets resulting from capital share transactions	(166,381,100)	(13,345,461)
Net decrease in net assets	(249,887,155)	(95,159,668)
NET ASSETS:
Beginning of year	$917,448,839	$1,012,608,507
End of year	$667,561,684	$917,448,839

See Notes to Financial Statements.	137

Statements of Changes in Net Assets (continued)

Durable Growth Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$111,994
Net realized gain (loss) on investments and foreign currency related transactions	3,657,615
Net change in unrealized appreciation/depreciation on investments	30,100,703
Net increase in net assets resulting from operations	33,870,312
Distributions to shareholders:
Class A	(185)
Class F	(493)
Class F3	(128)
Class I	(573)
Class R3	(4)
Class R4	(8)
Class R5	(12)
Class R6	(583)
Total distributions to shareholders	(1,986)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	209,915,954
Reinvestment of distributions	1,986
Cost of shares reacquired	(42,019,029)
Net increase in net assets resulting from capital share transactions	167,898,911
Net increase in net assets	201,767,237
NET ASSETS:
Beginning of year	$–
End of year	$201,767,237

(a) For the period January 20, 2019 (commencement of operations) to October 31, 2019.

138	See Notes to Financial Statements.

Focused Growth Fund
For the Year Ended October 31, 2020	For the Period Ended October 31, 2019 (a)

$(111,490)	$(34,755)

2,455,601	(390,246)

5,252,603	524,523
7,596,714	99,522

–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–

19,017,459	10,315,635
–	–
(8,318,577)	(489,452)

10,698,882	9,826,183
18,295,596	9,925,705

$9,925,705	$–
$28,221,301	$9,925,705

See Notes to Financial Statements.	139

Statements of Changes in Net Assets (continued)

	Focused Large Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2020	For the Period Ended October 31, 2019 (b)
Operations:
Net investment income (loss)	$5,470,643	$69,175
Net realized gain (loss) on investments and foreign currency related transactions	30,885,296	(62,101)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	25,234,361	121,313
Net increase (decrease) in net assets resulting from operations	61,590,300	128,387
Distributions to shareholders:
Class A	(2,766)	–
Class C	(326)	–
Class F	(2,983)	–
Class F3	(3,213)	–
Class I	(249,650)	–
Class R3	(43)	–
Class R4	(53)	–
Class R5	(64)	–
Class R6	(3,681)	–
Total distributions to shareholders	(262,779)	–
Capital share transactions (See Note 16):
Net proceeds from sales of shares	443,320,189	40,578,830
Reinvestment of distributions	262,311	–
Cost of shares reacquired	(116,144,085)	(340,294)
Net increase (decrease) in net assets resulting from capital share transactions	327,438,415	40,238,536
Net increase (decrease) in net assets	388,765,936	40,366,923
NET ASSETS:
Beginning of year	$40,366,923	$–
End of year	$429,132,859	$40,366,923

(b) For the period July 26, 2019 (commencement of operations) to October 31, 2019.

140	See Notes to Financial Statements.

Focused Small Cap Value Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$858,932	$(88,791)

(9,462,735)	18,107,304

(5,688,781)	(16,643,010)

(14,292,584)	1,375,503

(930,691)	(921,358)
(1,499)	–
(1,499)	–
(1,500)	–
(16,913,603)	(17,602,082)
(1,500)	–
(1,500)	–
(1,500)	–
(224,135)	–
(18,077,427)	(18,523,440)

15,626,914	6,106,925
17,320,956	17,420,876
(46,226,137)	(18,785,893)

(13,278,267)	4,741,908
(45,648,278)	(12,406,029)

$121,212,203	$133,618,232
$75,563,925	$121,212,203

See Notes to Financial Statements.	141

Statements of Changes in Net Assets (continued)

	Fundamental Equity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income	$36,289,803	$36,555,458
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(113,951,656)	231,898,572
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(121,243,336)	(92,878,635)
Net increase (decrease) in net assets resulting from operations	(198,905,189)	175,575,395
Distributions to shareholders:
Class A	(139,407,947)	(123,304,286)
Class C	(16,649,980)	(19,708,286)
Class F	(18,953,313)	(21,587,807)
Class F3	(2,109,059)	(1,772,318)
Class I	(62,285,911)	(8,065,892)
Class P	(512,324)	(460,530)
Class R2	(400,670)	(293,042)
Class R3	(9,958,420)	(9,723,337)
Class R4	(503,129)	(447,256)
Class R5	(150,353)	(71,449)
Class R6	(2,273,124)	(1,511,589)
Total distributions to shareholders	(253,204,230)	(186,945,792)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	229,532,972	392,224,846
Net proceeds from reorganizations (See Note 17)	–	423,880,340
Reinvestment of distributions	243,117,741	172,204,806
Cost of shares reacquired	(889,621,209)	(677,408,504)
Net increase (decrease) in net assets resulting from capital share transactions	(416,970,496)	310,901,488
Net increase (decrease) in net assets	(869,079,915)	299,531,091
NET ASSETS:
Beginning of year	$2,488,558,256	$2,189,027,165
End of year	$1,619,478,341	$2,488,558,256

142	See Notes to Financial Statements.

Global Equity Research Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$67,902	$92,628

332,104	(53,617)

186,386	763,337

586,392	802,348

(41,267)	(143,845)
(1,897)	(27,294)
(17,441)	(57,059)
(181)	(551)
(17,804)	(55,069)
–	–
(107)	(487)
(1,908)	(8,046)
(150)	(531)
(182)	(562)
(8,710)	(27,363)
(89,647)	(320,807)

1,069,800	2,204,559
–	–
80,997	293,134
(3,270,513)	(1,044,597)

(2,119,716)	1,453,096
(1,622,971)	1,934,637

$8,544,835	$6,610,198
$6,921,864	$8,544,835

See Notes to Financial Statements.	143

Statements of Changes in Net Assets (continued)

	Growth Leaders Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment loss	$(26,344,558)	$(16,937,658)
Net realized gain (loss) on investments and foreign currency related transactions	757,776,433	312,471,158
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,676,037,268	205,849,051
Net increase (decrease) in net assets resulting from operations	2,407,469,143	501,382,551
Distributions to shareholders:
Class A	(81,848,840)	(139,466,357)
Class C	(55,520,466)	(98,074,145)
Class F	(115,075,437)	(197,323,552)
Class F3	(5,998,021)	(7,037,899)
Class I	(41,625,583)	(106,192,456)
Class R2	(94,793)	(212,191)
Class R3	(1,134,003)	(2,381,926)
Class R4	(604,646)	(985,529)
Class R5	(741,362)	(1,325,658)
Class R6	(2,986,993)	(4,060,630)
Total distributions to shareholders	(305,630,144)	(557,060,343)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	2,471,905,296	1,059,846,667
Reinvestment of distributions	278,119,573	507,905,692
Cost of shares reacquired	(1,640,138,043)	(1,387,549,103)
Net increase in net assets resulting from capital share transactions	1,109,886,826	180,203,256
Net increase in net assets	3,211,725,825	124,525,464
NET ASSETS:
Beginning of year	$3,740,061,151	$3,615,535,687
End of year	$6,951,786,976	$3,740,061,151

(c)	For the period July 26, 2019 (commencement of operations) to October 31, 2019.

144	See Notes to Financial Statements.

Health Care Fund
For the Year Ended October 31, 2020	For the Period Ended October 31, 2019 (c)

$(4,997)	$(1,558)

528,143	(52,402)

454,407	(26,371)

977,553	(80,331)

–	–
–	–
(37)	–
(346)	–
(54)	–
–	–
–	–
–	–
(5)	–
(563)	–
(1,005)	–

3,071,760	2,700,258
788	–
(2,931,160)	–

141,388	2,700,258
1,117,936	2,619,927

$2,619,927	$–
$3,737,863	$2,619,927

See Notes to Financial Statements.	145

Statements of Changes in Net Assets (continued)

	International Equity Fund
DECREASE IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income	$4,016,518	$8,226,596
Net realized gain (loss) on investments, swaps and foreign currency related transactions	(12,093,836)	(19,724,648)
Net change in unrealized appreciation/depreciation on investments, swaps and translation of assets and liabilities denominated in foreign currencies	17,428,458	62,344,104
Net increase (decrease) in net assets resulting from operations	9,351,140	50,846,052
Distributions to shareholders:
Class A	(2,639,912)	(3,896,951)
Class C	(71,571)	(107,427)
Class F	(800,991)	(1,270,319)
Class F3	(76,992)	(112,288)
Class I	(3,329,607)	(6,366,583)
Class P	(544)	(706)
Class R2	(5,530)	(5,759)
Class R3	(89,018)	(155,667)
Class R4	(16,392)	(20,580)
Class R5	(1,430)	(1,612)
Class R6	(43,726)	(61,964)
Total distributions to shareholders	(7,075,713)	(11,999,856)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	30,457,636	22,087,754
Reinvestment of distributions	6,953,332	11,810,501
Cost of shares reacquired	(127,708,023)	(181,068,582)
Net decrease in net assets resulting from capital share transactions	(90,297,055)	(147,170,327)
Net decrease in net assets	(88,021,628)	(108,324,131)
NET ASSETS:
Beginning of year	$452,479,239	$560,803,370
End of year	$364,457,611	$452,479,239

146	See Notes to Financial Statements.

International Opportunities Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$2,261,426	$7,251,498

(25,026,389)	(78,498,976)

9,294,435	108,574,437

(13,470,528)	37,326,959

(1,578,626)	(16,618,071)
(105,055)	(3,197,538)
(1,183,908)	(17,138,682)
(280,820)	(2,259,887)
(3,153,719)	(23,771,223)
(891)	(11,144)
(28,321)	(371,090)
(187,243)	(3,678,989)
(84,735)	(494,086)
(266,449)	(3,884,423)
(509,434)	(3,869,296)
(7,379,201)	(75,294,429)

66,574,037	121,724,408
6,975,121	68,420,987
(226,633,725)	(381,295,013)

(153,084,567)	(191,149,618)
(173,934,296)	(229,117,088)

$561,000,103	$790,117,191
$387,065,807	$561,000,103

See Notes to Financial Statements.	147

Statements of Changes in Net Assets (concluded)

	International Value Fund
DECREASE IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income	$10,083,610	$20,176,335
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency related transactions	(48,705,025)	(16,618,660)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(25,856,479)	36,853,093
Net increase (decrease) in net assets resulting from operations	(64,477,894)	40,410,768
Distributions to shareholders:
Class A	(4,117,368)	(8,071,368)
Class C	(254,834)	(846,038)
Class F	(602,335)	(1,347,041)
Class F3	(464,168)	(841,245)
Class I	(4,323,381)	(8,117,139)
Class P	–	–
Class R2	(218)	(10,825)
Class R3	(103,892)	(200,439)
Class R4	(701)	(1,084)
Class R5	(215)	(367)
Class R6	(25,750)	(50,339)
Total distributions to shareholders	(9,892,862)	(19,485,885)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	70,419,560	69,499,865
Reinvestment of distributions	9,692,061	18,898,989
Cost of shares reacquired	(140,459,945)	(267,470,860)
Net decrease in net assets resulting from capital share transactions	(60,348,324)	(179,072,006)
Net decrease in net assets	(134,719,080)	(158,147,123)
NET ASSETS:
Beginning of year	$580,070,337	$738,217,460
End of year	$445,351,257	$580,070,337

148	See Notes to Financial Statements.

Value Opportunities Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$5,295,341	$7,214,039

91,012,863	240,098,045

(76,099,606)	(156,042,103)

20,208,598	91,269,981

(85,094,354)	(82,769,526)
(17,196,886)	(22,544,150)
(22,240,666)	(34,047,751)
(27,977,023)	(29,372,410)
(31,069,513)	(39,402,346)
(2,448,798)	(2,324,620)
(736,437)	(696,446)
(6,339,609)	(7,151,640)
(4,776,365)	(4,905,199)
(306,961)	(168,860)
(4,315,563)	(8,231,369)
(202,502,175)	(231,614,317)

156,871,893	209,293,368
196,957,357	219,865,690
(649,877,862)	(1,016,349,328)

(296,048,612)	(587,190,270)
(478,342,189)	(727,534,606)

$1,853,751,827	$2,581,286,433
$1,375,409,638	$1,853,751,827

See Notes to Financial Statements.	149

Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2020	$24.04	$0.03	$1.82	$1.85	$–	$(3.29)	$(3.29)
10/31/2019	26.62	(0.03)	0.87	0.84	(0.26)	(3.16)	(3.42)
10/31/2018	28.92	(0.05)	0.93	0.88	–	(3.18)	(3.18)
10/31/2017	25.94	(0.05)	5.96	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.03)	0.19	0.16	(0.19)	(3.82)	(4.01)
Class C
10/31/2020	19.73	(0.09)	1.47	1.38	–	(3.29)	(3.29)
10/31/2019	22.43	(0.17)	0.66	0.49	(0.03)	(3.16)	(3.19)
10/31/2018	25.03	(0.21)	0.79	0.58	–	(3.18)	(3.18)
10/31/2017	22.96	(0.21)	5.21	5.00	–	(2.93)	(2.93)
10/31/2016	26.83	(0.19)	0.14	(0.05)	–	(3.82)	(3.82)
Class F
10/31/2020	24.22	0.08	1.81	1.89	–	(3.29)	(3.29)
10/31/2019	26.80	0.01	0.87	0.88	(0.30)	(3.16)	(3.46)
10/31/2018	29.06	– (d)	0.92	0.92	–	(3.18)	(3.18)
10/31/2017	26.01	(0.02)	6.00	5.98	–	(2.93)	(2.93)
10/31/2016	29.87	0.02	0.17	0.19	(0.23)	(3.82)	(4.05)
Class F3
10/31/2020	24.78	0.10	1.88	1.98	–	(3.29)	(3.29)
10/31/2019	27.32	0.05	0.91	0.96	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.93	0.98	–	(3.18)	(3.18)
4/4/2017 to 10/31/2017(e)	26.15	(0.01)	3.38	3.37	–	–	–
Class I
10/31/2020	24.72	0.11	1.85	1.96	–	(3.29)	(3.29)
10/31/2019	27.29	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.50	0.02	0.95	0.97	–	(3.18)	(3.18)
10/31/2017	26.34	0.02	6.07	6.09	–	(2.93)	(2.93)
10/31/2016	30.20	0.02	0.20	0.22	(0.26)	(3.82)	(4.08)
Class R2
10/31/2020	23.11	(0.04)	1.74	1.70	–	(3.29)	(3.29)
10/31/2019	25.65	(0.10)	0.83	0.73	(0.11)	(3.16)	(3.27)
10/31/2018	28.07	(0.13)	0.89	0.76	–	(3.18)	(3.18)
10/31/2017	25.34	(0.14)	5.80	5.66	–	(2.93)	(2.93)
10/31/2016	29.16	(0.11)	0.18	0.07	(0.07)	(3.82)	(3.89)

150	See Notes to Financial Statements.

			Ratios to Average Net Assets:(a)						Supplemental Data:

Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.60	7.72		0.43		0.53		0.16		$400,088	16
24.04	5.65		0.44		0.54		(0.13)		482,675	17
26.62	3.11		0.42		0.52		(0.17)		508,472	8
28.92	24.55		0.41		0.54		(0.19)		510,601	6
25.94	0.91		0.27		0.55		(0.10)		507,241	13

17.82	6.98		1.18		1.28		(0.52)		54,247	16
19.73	4.86		1.19		1.29		(0.85)		97,096	17
22.43	2.31		1.17		1.27		(0.87)		140,681	8
25.03	23.69		1.16		1.29		(0.92)		224,568	6
22.96	0.12		1.02		1.30		(0.84)		265,906	13

22.82	7.89		0.28		0.38		0.37		120,797	16
24.22	5.81		0.29		0.39		0.04		176,784	17
26.80	3.25		0.27		0.37		(0.01)		204,245	8
29.06	24.78		0.27		0.39		(0.06)		247,908	6
26.01	1.05		0.12		0.40		0.06		230,558	13

23.47	8.10		0.09		0.19		0.44		33,179	16
24.78	6.03		0.10		0.20		0.20		32,219	17
27.32	3.42		0.08		0.19		0.17		33,677	8

29.52	12.89	(f)	0.09	(g)	0.19	(g)	(0.08	)(g)	34,672	6

23.39	8.02		0.18		0.28		0.51		28,481	16
24.72	5.88		0.19		0.29		0.11		92,448	17
27.29	3.38		0.17		0.27		0.08		87,441	8
29.50	24.90		0.16		0.30		0.06		69,232	6
26.34	1.15		0.02		0.30		0.09		67,982	13

21.52	7.39		0.78		0.88		(0.19)		1,430	16
23.11	5.26		0.79		0.89		(0.45)		1,476	17
25.65	2.75		0.77		0.87		(0.49)		2,531	8
28.07	24.11		0.76		0.89		(0.55)		3,064	6
25.34	0.57		0.62		0.90		(0.45)		2,704	13

See Notes to Financial Statements.	151

Financial Highlights (continued)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2020	$23.26	$(0.01)	$1.74	$1.73	$–	$(3.29)	$(3.29)
10/31/2019	25.86	(0.09)	0.84	0.75	(0.19)	(3.16)	(3.35)
10/31/2018	28.25	(0.11)	0.90	0.79	–	(3.18)	(3.18)
10/31/2017	25.46	(0.11)	5.83	5.72	–	(2.93)	(2.93)
10/31/2016	29.30	(0.09)	0.19	0.10	(0.12)	(3.82)	(3.94)
Class R4
10/31/2020	23.98	0.02	1.83	1.85	–	(3.29)	(3.29)
10/31/2019	26.58	(0.04)	0.87	0.83	(0.27)	(3.16)	(3.43)
10/31/2018	28.88	(0.06)	0.94	0.88	–	(3.18)	(3.18)
10/31/2017	25.90	(0.09)	6.00	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.07)	0.23	0.16	(0.23)	(3.82)	(4.05)
Class R5
10/31/2020	24.73	0.03	1.93	1.96	–	(3.29)	(3.29)
10/31/2019	27.30	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.52	0.02	0.94	0.96	–	(3.18)	(3.18)
10/31/2017	26.35	(0.04)	6.14	6.10	–	(2.93)	(2.93)
10/31/2016	30.20	0.04	0.19	0.23	(0.26)	(3.82)	(4.08)
Class R6
10/31/2020	24.78	0.10	1.89	1.99	–	(3.29)	(3.29)
10/31/2019	27.33	0.05	0.90	0.95	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.94	0.99	–	(3.18)	(3.18)
10/31/2017	26.34	(0.01)	6.12	6.11	–	(2.93)	(2.93)
10/31/2016	30.20	– (d)	0.23	0.23	(0.27)	(3.82)	(4.09)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount less than $0.01.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

152	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:

Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$21.70	7.47	0.68	0.78	(0.07)	$20,860	16
23.26	5.38	0.69	0.79	(0.38)	26,729	17
25.86	2.84	0.67	0.77	(0.40)	28,601	8
28.25	24.24	0.65	0.79	(0.43)	33,190	6
25.46	0.68	0.52	0.80	(0.35)	34,223	13

22.54	7.79	0.43	0.53	0.09	3,715	16
23.98	5.61	0.44	0.54	(0.16)	3,461	17
26.58	3.12	0.42	0.52	(0.22)	3,236	8
28.88	24.60	0.42	0.53	(0.34)	1,998	6
25.90	0.91	0.28	0.55	(0.27)	278	13

23.40	8.02	0.18	0.28	0.14	623	16
24.73	5.90	0.19	0.29	0.13	296	17
27.30	3.34	0.17	0.27	0.06	106	8
29.52	24.93	0.18	0.28	(0.13)	84	6
26.35	1.19	–	0.30	0.16	9	13

23.48	8.14	0.09	0.19	0.46	4,143	16
24.78	5.98	0.10	0.20	0.19	4,266	17
27.33	3.45	0.08	0.19	0.17	3,619	8
29.52	24.98	0.09	0.19	1.34	3,855	6
26.34	1.17	0.03	0.17	(0.01)	675	13

See Notes to Financial Statements.	153

Financial Highlights (continued)

DURABLE GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2020	$15.00	$(0.03)	$4.25	$4.22	$(0.01)	$19.21
Class C
10/31/2020	15.00	(0.14)	4.22	4.08	–	19.08
Class F
10/31/2020	15.00	0.04	4.22	4.26	(0.01)	19.25
Class F3
10/31/2020	15.00	0.04	4.24	4.28	(0.02)	19.26
Class I
10/31/2020	15.00	0.01	4.26	4.27	(0.02)	19.25
Class R3
10/31/2020	15.00	(0.05)	4.23	4.18	(0.01)	19.17
Class R4
10/31/2020	15.00	(0.01)	4.23	4.22	(0.01)	19.21
Class R5
10/31/2020	15.00	0.03	4.24	4.27	(0.02)	19.25
Class R6
10/31/2020	15.00	0.06	4.22	4.28	(0.02)	19.26

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

154	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

28.16	0.95	1.29	(0.18)	$1,538	52

27.20	1.70	2.61	(0.84)	228	52

28.46	0.70	2.24	0.25	346	52

28.55	0.64	1.73	0.24	141	52

28.48	0.70	0.69	0.07	199,234	52

27.84	1.20	2.25	(0.32)	13	52

28.16	0.95	2.00	(0.07)	13	52

28.48	0.70	1.75	0.18	13	52

28.55	0.64	2.37	0.37	241	52

See Notes to Financial Statements.	155

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:

		Investment operations:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net asset value, end of period	Total return(b) (%)
Class A
10/31/2020	$15.88	$(0.17)	$11.19	$11.02	$26.90	69.40
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.98	0.88	15.88	5.87	(e)
Class C
10/31/2020	15.80	(0.37)	11.13	10.76	26.56	68.10
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.19)	0.99	0.80	15.80	5.33	(e)
Class F
10/31/2020	15.91	(0.13)	11.25	11.12	27.03	69.89
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	15.91	6.07	(e)
Class F3
10/31/2020	15.92	(0.09)	11.23	11.14	27.06	69.97
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	15.92	6.13	(e)
Class I
10/31/2020	15.92	(0.11)	11.22	11.11	27.03	69.72
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.99	0.92	15.92	6.13	(e)
Class R3
10/31/2020	15.86	(0.21)	11.14	10.93	26.79	68.92
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.13)	0.99	0.86	15.86	5.73	(e)
Class R4
10/31/2020	15.89	(0.16)	11.18	11.02	26.91	69.35
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.99	0.89	15.89	5.93	(e)
Class R5
10/31/2020	15.91	(0.10)	11.21	11.11	27.02	69.83
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	15.91	6.07	(e)
Class R6
10/31/2020	15.92	(0.10)	11.24	11.14	27.06	69.97
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	15.92	6.13	(e)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 1/30/2019, SEC effective date was 1/31/2019 and date shares first became available to the public was 2/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 1/30/2019 through 1/31/2019.
(e)	Not annualized.
(f)	Annualized.

156	See Notes to Financial Statements.

Ratios to Average Net Assets:						Supplemental Data:
Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

1.05		2.25		(0.79)		$ 12,485	126

1.05	(f)	3.09	(f)	(0.83	)(f)	4,889	130	(e)

1.78		2.87		(1.61)		1,849	126

1.80	(f)	4.10	(f)	(1.55	)(f)	156	130	(e)

0.80		2.03		(0.58)		5,821	126

0.80	(f)	3.14	(f)	(0.56	)(f)	1,005	130	(e)

0.72		2.01		(0.44)		902	126

0.73	(f)	3.07	(f)	(0.48	)(f)	531	130	(e)

0.80		2.04		(0.52)		2,712	126

0.80	(f)	2.91	(f)	(0.60	)(f)	1,492	130	(e)

1.30		2.52		(1.01)		18	126

1.30	(f)	3.64	(f)	(1.06	)(f)	11	130	(e)

1.05		2.27		(0.75)		18	126

1.05	(f)	3.37	(f)	(0.80	)(f)	11	130	(e)

0.80		2.02		(0.49)		18	126

0.80	(f)	3.12	(f)	(0.55	)(f)	11	130	(e)

0.72		1.99		(0.45)		4,400	126

0.73	(f)	2.83	(f)	(0.50	)(f)	1,821	130	(e)

See Notes to Financial Statements.	157

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2020	$14.75	$0.27	$(1.99)		$(1.72)	$(0.08)	$12.95
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	14.75
Class C
10/31/2020	14.72	0.17	(1.98)		(1.81)	(0.04)	12.87
7/26/2019 to 10/31/2019(c)(d)	15.00	0.03	(0.31	)(e)	(0.28)	–	14.72
Class F
10/31/2020	14.76	0.31	(2.00)		(1.69)	(0.09)	12.98
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	14.76
Class F3
10/31/2020	14.76	0.32	(2.00)		(1.68)	(0.10)	12.98
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	14.76
Class I
10/31/2020	14.76	0.30	(1.97)		(1.67)	(0.10)	12.99
7/26/2019 to 10/31/2019(c)(d)	15.00	0.04	(0.28	)(e)	(0.24)	–	14.76
Class R3
10/31/2020	14.74	0.23	(1.99)		(1.76)	(0.06)	12.92
7/26/2019 to 10/31/2019(c)(d)	15.00	0.05	(0.31	)(e)	(0.26)	–	14.74
Class R4
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	12.95
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	14.75
Class R5
10/31/2020	14.76	0.30	(1.98)		(1.68)	(0.10)	12.98
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	14.76
Class R6
10/31/2020	14.76	0.32	(1.99)		(1.67)	(0.10)	12.99
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	14.76

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(e)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations for the period ended October 31, 2019, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(f)	Not annualized.
(g)	Annualized.

158	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(11.74)		0.96		1.09		2.08		$541	128

(1.67	)(f)	0.96	(g)	4.40	(g)	1.57	(g)	508	16	(f)

(12.35)		1.71		1.83		1.32		77	128

(1.87	)(f)	1.71	(g)	5.27	(g)	0.75	(g)	108	16	(f)

(11.54)		0.71		0.98		2.33		40	128

(1.60	)(f)	0.71	(g)	4.37	(g)	1.75	(g)	492	16	(f)

(11.50)		0.63		0.84		2.40		12	128

(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	492	16	(f)

(11.43)		0.71		0.75		2.34		428,070	128

(1.60	)(f)	0.71	(g)	1.07	(g)	1.10	(g)	38,221	16	(f)

(11.98)		1.21		1.34		1.75		9	128

(1.73	)(f)	1.21	(g)	4.78	(g)	1.24	(g)	10	16	(f)

(11.74)		0.96		1.08		2.00		9	128

(1.67	)(f)	0.96	(g)	4.51	(g)	1.47	(g)	10	16	(f)

(11.51)		0.71		0.84		2.24		9	128

(1.60	)(f)	0.71	(g)	4.27	(g)	1.75	(g)	10	16	(f)

(11.43)		0.63		0.81		2.38		366	128

(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	517	16	(f)

See Notes to Financial Statements.	159

Financial Highlights (continued)

FOCUSED SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2020	$25.14	$0.14	$(2.40)	$(2.26)	$(4.11)	$18.77
10/31/2019	29.02	(0.04)	0.39	0.35	(4.23)	25.14
10/31/2018	34.92	(0.32)	0.47	0.15	(6.05)	29.02
10/31/2017	33.65	(0.27)	7.56	7.29	(6.02)	34.92
10/31/2016	31.34	(0.22)	3.27	3.05	(0.74)	33.65
Class C
10/31/2020	26.71	(0.08)	(2.53)	(2.61)	(4.11)	19.99
6/28/2019 to 10/31/2019(c)	27.39	(0.03)	(0.65)	(0.68)	–	26.71
Class F
10/31/2020	26.80	0.09	(2.48)	(2.39)	(4.11)	20.30
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	26.80
Class F3
10/31/2020	26.80	0.19	(2.56)	(2.37)	(4.11)	20.32
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	26.80
Class I
10/31/2020	26.80	0.19	(2.58)	(2.39)	(4.11)	20.30
10/31/2019	30.64	(0.02)	0.41	0.39	(4.23)	26.80
10/31/2018	36.53	(0.33)	0.49	0.16	(6.05)	30.64
10/31/2017	34.95	(0.28)	7.88	7.60	(6.02)	36.53
10/31/2016	32.52	(0.23)	3.40	3.17	(0.74)	34.95
Class R5
10/31/2020	26.80	0.17	(2.57)	(2.40)	(4.11)	20.29
6/28/2019 to 10/31/2019(c)	27.39	0.05	(0.64)	(0.59)	–	26.80
Class R6
10/31/2020	26.81	0.18	(2.55)	(2.37)	(4.11)	20.33
6/28/2019 to 10/31/2019(c)	27.39	0.09	(0.67)	(0.58)	–	26.81

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operation was 6/28/2019 and date shares first became available to the public was 7/1/2019.
(d)	Not annualized.
(e)	Annualized.

160	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(11.21)		1.28		1.40		0.72		$3,253	77
1.68		1.53		1.58		(0.16)		5,729	135
0.11		1.63		1.63		(1.02)		6,382	57
23.38		1.66		1.66		(0.81)		6,698	48
10.00		1.80		1.80		(0.71)		6,083	52

(12.01)		2.03		2.20		(0.42)		102	77

(2.48	)(d)	2.03	(e)	2.14	(e)	(0.37	)(e)	10	135

(11.00)		1.03		1.30		0.43		784	77

(2.15	)(d)	1.03	(e)	1.30	(e)	0.65	(e)	10	135

(10.88)		0.95		1.14		0.92		9	77

(2.15	)(d)	0.95	(e)	1.15	(e)	0.71	(e)	10	135

(11.00)		1.03		1.18		0.92		69,689	77
1.77		1.45		1.50		(0.07)		114,088	135
0.10		1.63		1.63		(1.02)		127,236	57
23.40		1.66		1.66		(0.80)		135,852	48
9.97		1.80		1.80		(0.72)		135,269	52

(11.00)		1.03		1.16		0.83		9	77

(2.15	)(d)	1.03	(e)	1.15	(e)	0.62	(e)	10	135

(10.87)		0.95		1.16		0.90		1,717	77

(2.12	)(d)	0.95	(e)	1.24	(e)	1.01	(e)	1,336	135

See Notes to Financial Statements.	161

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2020	$12.53	$0.19	$(0.88)	$(0.69)	$(0.19)	$(1.09)	$(1.28)
10/31/2019	12.64	0.19	0.79	0.98	(0.18)	(0.91)	(1.09)
10/31/2018	13.99	0.16	0.10	0.26	(0.18)	(1.43)	(1.61)
10/31/2017	12.54	0.17	1.94	2.11	(0.19)	(0.47)	(0.66)
10/31/2016	13.32	0.19	0.34	0.53	(0.17)	(1.14)	(1.31)
Class C
10/31/2020	11.04	0.10	(0.77)	(0.67)	(0.09)	(1.09)	(1.18)
10/31/2019	11.22	0.09	0.69	0.78	(0.05)	(0.91)	(0.96)
10/31/2018	12.58	0.06	0.08	0.14	(0.07)	(1.43)	(1.50)
10/31/2017	11.33	0.07	1.76	1.83	(0.11)	(0.47)	(0.58)
10/31/2016	12.14	0.09	0.31	0.40	(0.07)	(1.14)	(1.21)
Class F
10/31/2020	12.40	0.21	(0.87)	(0.66)	(0.21)	(1.09)	(1.30)
10/31/2019	12.52	0.21	0.78	0.99	(0.20)	(0.91)	(1.11)
10/31/2018	13.87	0.18	0.10	0.28	(0.20)	(1.43)	(1.63)
10/31/2017	12.44	0.19	1.93	2.12	(0.22)	(0.47)	(0.69)
10/31/2016	13.23	0.21	0.33	0.54	(0.19)	(1.14)	(1.33)
Class F3
10/31/2020	12.69	0.23	(0.90)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.78	0.23	0.80	1.03	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.09	0.30	(0.21)	(1.43)	(1.64)
4/4/2017 to 10/31/2017(c)	13.24	0.11	0.77	0.88	–	–	–
Class I
10/31/2020	12.63	0.22	(0.89)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.73	0.22	0.80	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.09	0.28	(0.21)	(1.43)	(1.64)
10/31/2017	12.62	0.21	1.96	2.17	(0.23)	(0.47)	(0.70)
10/31/2016	13.40	0.23	0.34	0.57	(0.21)	(1.14)	(1.35)
Class P
10/31/2020	12.28	0.17	(0.86)	(0.69)	(0.17)	(1.09)	(1.26)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.74	0.13	0.09	0.22	(0.13)	(1.43)	(1.56)
10/31/2017	12.32	0.14	1.92	2.06	(0.17)	(0.47)	(0.64)
10/31/2016	13.10	0.17	0.33	0.50	(0.14)	(1.14)	(1.28)
Class R2
10/31/2020	12.24	0.15	(0.86)	(0.71)	(0.14)	(1.09)	(1.23)
10/31/2019	12.33	0.14	0.78	0.92	(0.10)	(0.91)	(1.01)
10/31/2018	13.68	0.11	0.10	0.21	(0.13)	(1.43)	(1.56)
10/31/2017	12.27	0.12	1.91	2.03	(0.15)	(0.47)	(0.62)
10/31/2016	13.05	0.15	0.33	0.48	(0.12)	(1.14)	(1.26)

162	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.56	(6.39)	0.94		0.94		1.79		$1,067,309	59
12.53	8.52	0.99		0.99		1.57		1,378,201	88
12.64	1.99	0.96		0.96		1.22		1,446,816	92
13.99	17.45	0.96		0.96		1.29		1,571,170	96
12.54	4.36	0.98		0.98		1.60		1,653,389	135

9.19	(7.07)	1.69		1.69		1.05		60,191	59
11.04	7.71	1.74		1.74		0.83		157,803	88
11.22	1.21	1.71		1.71		0.48		232,937	92
12.58	16.63	1.71		1.71		0.55		445,017	96
11.33	3.59	1.73		1.73		0.85		544,649	135

10.44	(6.22)	0.79		0.79		1.93		116,340	59
12.40	8.71	0.84		0.84		1.73		183,310	88
12.52	2.17	0.81		0.81		1.38		247,704	92
13.87	17.62	0.81		0.81		1.43		323,584	96
12.44	4.48	0.83		0.83		1.76		304,083	135

10.71	(6.11)	0.63		0.63		2.10		15,378	59
12.69	8.92	0.64		0.64		1.92		20,698	88
12.78	2.36	0.62		0.62		1.57		20,270	92

14.12	6.65 (d)	0.62	(e)	0.62	(e)	1.42	(e)	20,497	96

10.65	(6.16)	0.69		0.69		2.06		262,216	59
12.63	8.84	0.74		0.74		1.79		613,182	88
12.73	2.19	0.71		0.71		1.48		92,508	92
14.09	17.81	0.72		0.72		1.54		120,146	96
12.62	4.64	0.73		0.73		1.87		142,316	135

10.33	(6.54)	1.14		1.14		1.58		3,614	59
12.28	8.30	1.19		1.19		1.36		5,117	88
12.40	1.77	1.16		1.16		1.02		5,648	92
13.74	17.28	1.17		1.17		1.11		7,096	96
12.32	4.17	1.18		1.18		1.40		10,798	135

10.30	(6.68)	1.29		1.29		1.44		3,082	59
12.24	8.17	1.34		1.34		1.20		4,009	88
12.33	1.64	1.31		1.31		0.88		3,587	92
13.68	17.07	1.31		1.31		0.93		8,062	96
12.27	3.97	1.33		1.33		1.25		7,952	135

See Notes to Financial Statements.	163

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2020	$12.28	$0.16	$(0.86)	$(0.70)	$(0.16)	$(1.09)	$(1.25)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.75	0.12	0.10	0.22	(0.14)	(1.43)	(1.57)
10/31/2017	12.34	0.14	1.90	2.04	(0.16)	(0.47)	(0.63)
10/31/2016	13.12	0.16	0.33	0.49	(0.13)	(1.14)	(1.27)
Class R4
10/31/2020	12.46	0.19	(0.87)	(0.68)	(0.19)	(1.09)	(1.28)
10/31/2019	12.58	0.19	0.78	0.97	(0.18)	(0.91)	(1.09)
10/31/2018	13.94	0.16	0.10	0.26	(0.19)	(1.43)	(1.62)
10/31/2017	12.52	0.16	1.95	2.11	(0.22)	(0.47)	(0.69)
10/31/2016	13.32	0.17	0.36	0.53	(0.19)	(1.14)	(1.33)
Class R5
10/31/2020	12.63	0.22	(0.88)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.74	0.22	0.79	1.01	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.10	0.29	(0.21)	(1.43)	(1.64)
10/31/2017	12.63	0.19	1.97	2.16	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.17	0.40	0.57	(0.21)	(1.14)	(1.35)
Class R6
10/31/2020	12.69	0.23	(0.89)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.79	0.23	0.79	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.10	0.31	(0.21)	(1.43)	(1.64)
10/31/2017	12.64	0.21	1.97	2.18	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.23	0.35	0.58	(0.21)	(1.14)	(1.35)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

164	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.33	(6.62)	1.19	1.19	1.54	$76,817	59
12.28	8.27	1.24	1.24	1.32	98,059	88
12.40	1.66	1.21	1.21	0.97	116,719	92
13.75	17.19	1.21	1.21	1.04	147,010	96
12.34	4.09	1.23	1.23	1.35	157,626	135

10.50	(6.35)	0.94	0.94	1.79	2,228	59
12.46	8.51	0.99	0.99	1.56	4,880	88
12.58	2.00	0.96	0.96	1.22	5,164	92
13.94	17.45	0.95	0.95	1.19	4,355	96
12.52	4.37	0.95	0.95	1.40	121	135

10.66	(6.08)	0.69	0.69	2.07	901	59
12.63	8.76	0.74	0.74	1.80	1,482	88
12.74	2.28	0.71	0.71	1.45	810	92
14.09	17.73	0.70	0.70	1.40	1,049	96
12.63	4.64	0.68	0.68	1.40	125	135

10.72	(6.03)	0.63	0.63	2.10	11,403	59
12.69	8.83	0.64	0.64	1.89	21,815	88
12.79	2.36	0.62	0.62	1.57	16,864	92
14.12	17.97	0.62	0.62	1.51	6,440	96
12.64	4.73	0.61	0.61	1.88	123	135

See Notes to Financial Statements.	165

Financial Highlights (continued)

GLOBAL EQUITY RESEARCH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2020	$11.52	$ 0.11	$ 1.09	$ 1.20	$(0.13)	$ –	$(0.13)
10/31/2019	10.93	0.13	0.97	1.10	(0.09)	(0.42)	(0.51)
10/31/2018	11.58	0.09	(0.11)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–
Class C
10/31/2020	11.40	0.02	1.08	1.10	(0.04)	–	(0.04)
10/31/2019	10.81	0.05	0.97	1.02	(0.01)	(0.42)	(0.43)
10/31/2018	11.52	0.01	(0.12)	(0.11)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	(0.02)	1.54	1.52	–	–	–
Class F
10/31/2020	11.54	0.12	1.11	1.23	(0.15)	–	(0.15)
10/31/2019	10.94	0.15	0.97	1.12	(0.10)	(0.42)	(0.52)
10/31/2018	11.60	0.11	(0.12)	(0.01)	(0.13)	(0.52)	(0.65)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.50	1.60	–	–	–
Class F3
10/31/2020	11.56	0.14	1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.11)	0.01	(0.14)	(0.52)	(0.66)
4/4/2017 to 10/31/2017(f)	10.28	0.07	1.26	1.33	–	–	–
Class I
10/31/2020	11.55	0.14	1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R3
10/31/2020	11.45	0.08	1.09	1.17	(0.11)	–	(0.11)
10/31/2019	10.90	0.11	0.96	1.07	(0.10)	(0.42)	(0.52)
10/31/2018	11.56	0.03	(0.09)	(0.06)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	0.06	1.50	1.56	–	–	–
Class R4
10/31/2020	11.53	0.11	1.10	1.21	(0.14)	–	(0.14)
10/31/2019	10.93	0.13	0.97	1.10	(0.08)	(0.42)	(0.50)
10/31/2018	11.58	0.10	(0.12)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–

166	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.59	10.52		0.90		4.32		0.92		$2,622	141
11.52	10.85		0.90		4.20		1.24		3,551	65
10.93	(0.22)		0.95		5.07		0.79		3,124	108

11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.96	(e)	1,667	140

12.46	9.75		1.65		5.12		0.17		537	141
11.40	10.05		1.65		4.96		0.46		581	65
10.81	(1.07)		1.70		5.76		0.07		699	108

11.52	15.20	(d)	1.80	(e)	5.61	(e)	(0.24	)(e)	336	140

12.62	10.73		0.75		4.23		1.06		1,445	141
11.54	11.07		0.75		4.09		1.37		2,207	65
10.94	(0.19)		0.82		4.90		0.94		1,203	108

11.60	16.00	(d)	0.90	(e)	4.86	(e)	1.12	(e)	1,178	140

12.63	10.78		0.62		4.09		1.19		14	141
11.56	11.22		0.63		3.88		1.50		13	65
10.96	0.01		0.69		4.80		1.08		11	108

11.61	12.94	(d)	0.75	(e)	4.78	(e)	1.04	(e)	11	140

12.62	10.75		0.65		4.16		1.18		1,400	141
11.55	11.19		0.65		3.95		1.49		1,264	65
10.95	(0.10)		0.72		4.81		1.03		1,137	108

11.61	16.10	(d)	0.80	(e)	4.76	(e)	1.23	(e)	1,137	140

12.51	10.25		1.15		4.67		0.68		241	141
11.45	10.63		1.15		4.46		0.98		200	65
10.90	(0.56)		1.18		5.98		0.27		165	108

11.56	15.60	(d)	1.30	(e)	5.25	(e)	0.74	(e)	12	140

12.60	10.51		0.90		4.41		0.92		14	141
11.53	10.89		0.90		4.18		1.24		13	65
10.93	(0.24)		0.97		5.05		0.83		12	108

11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.93	(e)	12	140

See Notes to Financial Statements.	167

Financial Highlights (continued)

GLOBAL EQUITY RESEARCH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
10/31/2020	$11.55	$0.14	$1.09	$1.23	$(0.16)	$–	$(0.16)
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R6
10/31/2020	11.56	0.14	1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.17	0.96	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.13	(0.12)	0.01	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.11	1.50	1.61	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on January 17, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

168	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.62	10.75		0.65		4.15		1.17		$ 14	141
11.55	11.19		0.65		3.93		1.49		13	65
10.95	(0.10)		0.72		4.80		1.03		12	108

11.61	16.10	(d)	0.80	(e)	4.74	(e)	1.25	(e)	12	140

12.63	10.87		0.62		4.09		1.21		635	141
11.56	11.13		0.63		3.88		1.56		690	65
10.96	0.01		0.63		4.62		1.12		236	108

11.61	16.10	(d)	0.75	(e)	4.72	(e)	1.30	(e)	12	140

See Notes to Financial Statements.	169

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	asset value, end of period
Class A
10/31/2020	$28.61	$(0.19)	$16.17	$15.98	$(2.34)	$42.25
10/31/2019	29.82	(0.13)	3.57	3.44	(4.65)	28.61
10/31/2018	28.97	(0.14)	2.82	2.68	(1.83)	29.82
10/31/2017	22.42	(0.06)	6.61	6.55	–	28.97
10/31/2016	23.73	0.03	(0.24)	(0.21)	(1.10)	22.42
Class C
10/31/2020	26.47	(0.39)	14.79	14.40	(2.34)	38.53
10/31/2019	28.14	(0.31)	3.29	2.98	(4.65)	26.47
10/31/2018	27.63	(0.35)	2.69	2.34	(1.83)	28.14
10/31/2017	21.54	(0.24)	6.33	6.09	–	27.63
10/31/2016	23.01	(0.14)	(0.23)	(0.37)	(1.10)	21.54
Class F
10/31/2020	29.14	(0.11)	16.51	16.40	(2.34)	43.20
10/31/2019	30.21	(0.06)	3.64	3.58	(4.65)	29.14
10/31/2018	29.26	(0.07)	2.85	2.78	(1.83)	30.21
10/31/2017	22.59	(0.01)	6.68	6.67	–	29.26
10/31/2016	23.87	0.06	(0.24)	(0.18)	(1.10)	22.59
Class F3
10/31/2020	29.43	(0.10)	16.71	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.06)	2.88	2.82	(1.83)	30.45
4/4/2017 to 10/31/2017(c)	24.81	(0.03)	4.68	4.65	–	29.46
Class I
10/31/2020	29.32	(0.11)	16.62	16.51	(2.34)	43.49
10/31/2019	30.37	(0.06)	3.66	3.60	(4.65)	29.32
10/31/2018	29.40	(0.07)	2.87	2.80	(1.83)	30.37
10/31/2017	22.69	(0.01)	6.72	6.71	–	29.40
10/31/2016	23.95	0.08	(0.24)	(0.16)	(1.10)	22.69
Class R2
10/31/2020	28.15	(0.27)	15.84	15.57	(2.34)	41.38
10/31/2019	29.51	(0.22)	3.51	3.29	(4.65)	28.15
10/31/2018	28.78	(0.24)	2.80	2.56	(1.83)	29.51
10/31/2017	22.35	(0.15)	6.58	6.43	–	28.78
10/31/2016	23.74	(0.05)	(0.24)	(0.29)	(1.10)	22.35
Class R3
10/31/2020	28.09	(0.26)	15.82	15.56	(2.34)	41.31
10/31/2019	29.43	(0.19)	3.50	3.31	(4.65)	28.09
10/31/2018	28.68	(0.21)	2.79	2.58	(1.83)	29.43
10/31/2017	22.25	(0.12)	6.55	6.43	–	28.68
10/31/2016	23.62	(0.04)	(0.23)	(0.27)	(1.10)	22.25

170	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

60.35	0.90		0.90		(0.56)		$1,920,930	93
15.32	0.93		0.93		(0.48)		1,001,973	143
9.68	0.91		0.91		(0.47)		900,405	161
29.21	0.91		0.96		(0.23)		754,101	192
(0.96)	0.85		0.98		0.12		750,576	246

59.17	1.65		1.65		(1.29)		906,259	93
14.45	1.68		1.68		(1.23)		631,400	143
8.87	1.65		1.66		(1.21)		595,344	161
28.27	1.66		1.71		(0.99)		523,008	192
(1.72)	1.60		1.73		(0.64)		482,693	246

60.72	0.65		0.75		(0.31)		2,708,762	93
15.63	0.68		0.78		(0.23)		1,444,533	143
9.94	0.66		0.76		(0.22)		1,315,881	161
29.53	0.70		0.81		(0.04)		1,103,103	192
(0.82)	0.70		0.83		0.26		763,623	246

60.84	0.59		0.59		(0.29)		265,851	93
15.68	0.62		0.62		(0.19)		74,378	143
10.01	0.60		0.60		(0.18)		44,379	161
18.74 (d)	0.59	(e)	0.62	(e)	(0.19	)(e)	18,841	192

60.72	0.65		0.65		(0.31)		1,037,283	93
15.62	0.68		0.68		(0.20)		520,195	143
9.96	0.66		0.66		(0.21)		702,389	161
29.57	0.67		0.70		(0.06)		303,795	192
(0.73)	0.60		0.74		0.36		98,506	246

59.75	1.25		1.25		(0.84)		1,551	93
14.94	1.28		1.28		(0.82)		1,153	143
9.31	1.26		1.26		(0.79)		1,332	161
28.77	1.26		1.30		(0.60)		1,784	192
(1.35)	1.20		1.34		(0.24)		1,267	246

59.94	1.15		1.15		(0.79)		18,790	93
15.03	1.18		1.18		(0.71)		13,610	143
9.41	1.16		1.16		(0.71)		15,206	161
28.90	1.16		1.21		(0.48)		13,261	192
(1.23)	1.10		1.24		(0.17)		13,471	246

See Notes to Financial Statements.	171

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	asset value, end of period
Class R4
10/31/2020	$28.62	$(0.18)	$16.16	$15.98	$(2.34)	$42.26
10/31/2019	29.82	(0.13)	3.58	3.45	(4.65)	28.62
10/31/2018	28.97	(0.15)	2.83	2.68	(1.83)	29.82
10/31/2017	22.42	(0.08)	6.63	6.55	–	28.97
10/31/2016	23.74	(0.01)	(0.21)	(0.22)	(1.10)	22.42
Class R5
10/31/2020	29.33	(0.10)	16.62	16.52	(2.34)	43.51
10/31/2019	30.38	(0.06)	3.66	3.60	(4.65)	29.33
10/31/2018	29.41	(0.07)	2.87	2.80	(1.83)	30.38
10/31/2017	22.70	– (f)	6.71	6.71	–	29.41
10/31/2016	23.95	0.02	(0.17)	(0.15)	(1.10)	22.70
Class R6
10/31/2020	29.43	(0.08)	16.69	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.05)	2.87	2.82	(1.83)	30.45
10/31/2017	22.72	(0.02)	6.76	6.74	–	29.46
10/31/2016	23.96	0.08	(0.22)	(0.14)	(1.10)	22.72

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Amount less than $0.01.

172	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

60.33	0.90	0.90	(0.55)	$12,667	93
15.35	0.93	0.93	(0.47)	6,543	143
9.68	0.91	0.91	(0.47)	6,345	161
29.21	0.92	0.95	(0.31)	4,698	192
(1.00)	0.85	1.00	(0.03)	1,735	246

60.74	0.65	0.65	(0.29)	14,216	93
15.61	0.68	0.68	(0.22)	9,344	143
9.96	0.66	0.66	(0.22)	8,598	161
29.56	0.67	0.71	(0.01)	5,810	192
(0.68)	0.60	0.75	0.08	3,700	246

60.84	0.60	0.60	(0.24)	65,478	93
15.68	0.62	0.62	(0.18)	36,932	143
10.01	0.60	0.60	(0.16)	25,657	161
29.67	0.59	0.62	(0.06)	20,884	192
(0.64)	0.50	0.63	0.34	1,534	246

See Notes to Financial Statements.	173

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2020	$14.48	$(0.06)	$4.85	$4.79	$–	$19.27
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	14.48
Class C
10/31/2020	14.45	(0.19)	4.83	4.64	–	19.09
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.04)	(0.51)	(0.55)	–	14.45
Class F
10/31/2020	14.49	– (g)	4.83	4.83	– (g)	19.32
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	14.49
Class F3
10/31/2020	14.49	0.02	4.83	4.85	(0.01)	19.33
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	14.49
Class I
10/31/2020	14.49	– (g)	4.84	4.84	(0.01)	19.32
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	14.49
Class R3
10/31/2020	14.47	(0.10)	4.84	4.74	–	19.21
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.02)	(0.51)	(0.53)	–	14.47
Class R4
10/31/2020	14.48	(0.05)	4.84	4.79	–	19.27
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	14.48
Class R5
10/31/2020	14.49	(0.01)	4.85	4.84	(0.01)	19.32
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	14.49
Class R6
10/31/2020	14.49	0.01	4.85	4.86	(0.01)	19.34
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	14.49

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount less than $0.01.
(h)	Amount is less than 0.01%.

174	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

33.08		1.03		6.30		(0.34)		$2,022	114

(3.47	)(e)	1.03	(f)	9.00	(f)	(0.36	)(f)	906	16	(e)

32.11		1.78		7.05		(1.11)		328	114

(3.67	)(e)	1.78	(f)	9.84	(f)	(1.17	)(f)	129	16	(e)

33.34		0.78		5.73		–	(h)	109	114

(3.40	)(e)	0.78	(f)	8.95	(f)	(0.16	)(f)	483	16	(e)

33.49		0.70		5.37		0.11		35	114

(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	483	16	(e)

33.40		0.78		5.53		0.02		17	114

(3.40	)(e)	0.78	(f)	8.85	(f)	(0.16	)(f)	106	16	(e)

32.76		1.28		6.53		(0.57)		13	114

(3.53	)(e)	1.28	(f)	9.36	(f)	(0.64	)(f)	10	16	(e)

33.08		1.03		6.27		(0.31)		13	114

(3.47	)(e)	1.03	(f)	9.12	(f)	(0.40	)(f)	10	16	(e)

33.39		0.78		6.02		(0.06)		13	114

(3.40	)(e)	0.78	(f)	8.83	(f)	(0.16	)(f)	10	16	(e)

33.56		0.70		5.83		0.07		1,188	114

(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	484	16	(e)

See Notes to Financial Statements.	175

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2020	$13.19	$0.12	$0.30	$0.42	$(0.20)	$13.41
10/31/2019	12.18	0.18	1.08	1.26	(0.25)	13.19
10/31/2018	14.10	0.19	(1.83)	(1.64)	(0.28)	12.18
10/31/2017	12.03	0.18	2.15	2.33	(0.26)	14.10
10/31/2016	12.64	0.27	(0.72)	(0.45)	(0.16)	12.03
Class C
10/31/2020	13.08	0.02	0.30	0.32	(0.09)	13.31
10/31/2019	12.02	0.08	1.08	1.16	(0.10)	13.08
10/31/2018	13.92	0.09	(1.82)	(1.73)	(0.17)	12.02
10/31/2017	11.86	0.09	2.13	2.22	(0.16)	13.92
10/31/2016	12.45	0.18	(0.70)	(0.52)	(0.07)	11.86
Class F
10/31/2020	13.13	0.10	0.35	0.45	(0.22)	13.36
10/31/2019	12.12	0.20	1.08	1.28	(0.27)	13.13
10/31/2018	14.02	0.22	(1.82)	(1.60)	(0.30)	12.12
10/31/2017	11.96	0.22	2.12	2.34	(0.28)	14.02
10/31/2016	12.55	0.29	(0.70)	(0.41)	(0.18)	11.96
Class F3
10/31/2020	13.36	0.16	0.30	0.46	(0.23)	13.59
10/31/2019	12.32	0.22	1.11	1.33	(0.29)	13.36
10/31/2018	14.25	0.24	(1.86)	(1.62)	(0.31)	12.32
4/4/2017 to 10/31/2017(c)	12.34	0.05	1.86	1.91	–	14.25
Class I
10/31/2020	13.33	0.16	0.30	0.46	(0.23)	13.56
10/31/2019	12.30	0.23	1.08	1.31	(0.28)	13.33
10/31/2018	14.23	0.25	(1.87)	(1.62)	(0.31)	12.30
10/31/2017	12.13	0.24	2.16	2.40	(0.30)	14.23
10/31/2016	12.73	0.33	(0.73)	(0.40)	(0.20)	12.13
Class P
10/31/2020	13.20	0.09	0.30	0.39	(0.17)	13.42
10/31/2019	12.17	0.16	1.09	1.25	(0.22)	13.20
10/31/2018	14.10	0.14	(1.82)	(1.68)	(0.25)	12.17
10/31/2017	12.03	0.15	2.16	2.31	(0.24)	14.10
10/31/2016	12.63	0.25	(0.71)	(0.46)	(0.14)	12.03
Class R2
10/31/2020	13.17	0.06	0.32	0.38	(0.16)	13.39
10/31/2019	12.13	0.14	1.08	1.22	(0.18)	13.17
10/31/2018	14.05	0.13	(1.83)	(1.70)	(0.22)	12.13
10/31/2017	11.99	0.16	2.12	2.28	(0.22)	14.05
10/31/2016	12.58	0.23	(0.71)	(0.48)	(0.11)	11.99

176	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

3.23	1.17		1.21		0.90		$154,161	77
10.64	1.17		1.17		1.43		178,701	88
(11.91)	1.15		1.16		1.34		194,360	124
19.80	1.12		1.22		1.43		241,626	163
(3.54)	1.12		1.31		2.29		263,064	164

2.27	1.92		2.00		0.17		6,676	77
9.88	1.92		1.92		0.68		10,652	88
(12.59)	1.90		1.92		0.65		12,821	124
19.02	1.85		1.95		0.71		25,687	163
(4.21)	1.85		2.04		1.54		31,798	164

3.39	0.96		1.03		0.77		10,435	77
10.90	0.96		1.02		1.64		48,782	88
(11.77)	0.92		1.01		1.63		58,347	124
20.17	0.87		1.06		1.71		63,479	163
(3.24)	0.87		1.16		2.48		62,655	164

3.53	0.84		0.86		1.23		4,489	77
11.13	0.84		0.85		1.76		4,527	88
(11.62)	0.78		0.85		1.73		5,083	124

15.48 (d)	0.68	(e)	0.91	(e)	0.65	(e)	5,847	163

3.52	0.86		0.94		1.20		179,796	77
11.04	0.86		0.92		1.82		198,368	88
(11.65)	0.82		0.91		1.78		277,141	124
20.26	0.77		0.96		1.87		292,598	163
(3.15)	0.77		1.05		2.74		160,673	164

2.96	1.37		1.40		0.72		38	77
10.50	1.37		1.37		1.25		42	88
(12.14)	1.35		1.36		1.02		40	124
19.59	1.32		1.42		1.19		89	163
(3.65)	1.32		1.51		2.12		95	164

2.86	1.52		1.54		0.46		137	77
10.32	1.52		1.52		1.09		451	88
(12.28)	1.50		1.52		0.93		375	124
19.40	1.47		1.56		1.22		679	163
(3.85)	1.47		1.66		1.93		517	164

See Notes to Financial Statements.	177

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
10/31/2020	$12.98	$0.08	$0.30	$0.38	$(0.16)	$13.20
10/31/2019	11.98	0.15	1.06	1.21	(0.21)	12.98
10/31/2018	13.87	0.14	(1.79)	(1.65)	(0.24)	11.98
10/31/2017	11.84	0.15	2.12	2.27	(0.24)	13.87
10/31/2016	12.44	0.23	(0.70)	(0.47)	(0.13)	11.84
Class R4
10/31/2020	13.14	0.11	0.30	0.41	(0.20)	13.35
10/31/2019	12.13	0.18	1.09	1.27	(0.26)	13.14
10/31/2018	14.07	0.19	(1.83)	(1.64)	(0.30)	12.13
10/31/2017	12.00	0.17	2.16	2.33	(0.26)	14.07
10/31/2016	12.63	0.27	(0.72)	(0.45)	(0.18)	12.00
Class R5
10/31/2020	13.27	0.15	0.31	0.46	(0.23)	13.50
10/31/2019	12.26	0.21	1.08	1.29	(0.28)	13.27
10/31/2018	14.19	0.22	(1.84)	(1.62)	(0.31)	12.26
10/31/2017	12.11	0.16	2.21	2.37	(0.29)	14.19
10/31/2016	12.73	0.30	(0.72)	(0.42)	(0.20)	12.11
Class R6
10/31/2020	13.35	0.16	0.30	0.46	(0.23)	13.58
10/31/2019	12.32	0.22	1.10	1.32	(0.29)	13.35
10/31/2018	14.24	0.24	(1.85)	(1.61)	(0.31)	12.32
10/31/2017	12.14	0.26	2.14	2.40	(0.30)	14.24
10/31/2016	12.74	0.17	(0.57)	(0.40)	(0.20)	12.14

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

178	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

2.92	1.42	1.46	0.67	$5,354	77
10.39	1.42	1.42	1.21	7,208	88
(12.18)	1.40	1.41	1.05	8,954	124
19.63	1.34	1.44	1.23	12,674	163
(3.79)	1.36	1.54	1.99	14,945	164

3.17	1.17	1.20	0.90	1,165	77
10.77	1.17	1.17	1.46	1,180	88
(11.96)	1.15	1.16	1.36	948	124
19.92	1.10	1.18	1.25	582	163
(3.55)	1.12	1.28	2.27	9	164

3.39	0.92	0.94	1.18	64	77
11.00	0.92	0.92	1.68	81	88
(11.68)	0.90	0.91	1.61	69	124
20.10	0.87	0.94	1.21	71	163
(3.31)	0.87	1.04	2.52	9	164

3.53	0.84	0.86	1.23	2,143	77
11.04	0.84	0.85	1.78	2,489	88
(11.62)	0.78	0.85	1.73	2,667	124
20.35	0.70	0.86	2.04	3,074	163
(3.14)	0.65	0.88	1.39	10,765	164

See Notes to Financial Statements.	179

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2020	$16.02	$0.06	$(0.18)	$(0.12)	$(0.21)	$–	$(0.21)
10/31/2019	16.84	0.16	0.77	0.93	(0.17)	(1.58)	(1.75)
10/31/2018	20.88	0.14	(3.28)	(3.14)	(0.17)	(0.73)	(0.90)
10/31/2017	16.13	0.09	4.77	4.86	(0.11)	–	(0.11)
10/31/2016	17.01	0.13	(0.30)	(0.17)	(0.10)	(0.61)	(0.71)
Class C
10/31/2020	14.78	(0.05)	(0.19)	(0.24)	(0.07)	–	(0.07)
10/31/2019	15.61	0.04	0.71	0.75	– (c)	(1.58)	(1.58)
10/31/2018	19.46	– (c)	(3.05)	(3.05)	(0.07)	(0.73)	(0.80)
10/31/2017	15.03	(0.04)	4.47	4.43	–	–	–
10/31/2016	15.92	0.01	(0.28)	(0.27)	(0.01)	(0.61)	(0.62)
Class F
10/31/2020	15.86	0.07	(0.17)	(0.10)	(0.23)	–	(0.23)
10/31/2019	16.70	0.18	0.76	0.94	(0.20)	(1.58)	(1.78)
10/31/2018	20.70	0.18	(3.25)	(3.07)	(0.20)	(0.73)	(0.93)
10/31/2017	16.00	0.11	4.73	4.84	(0.14)	–	(0.14)
10/31/2016	16.88	0.15	(0.29)	(0.14)	(0.13)	(0.61)	(0.74)
Class F3
10/31/2020	16.59	0.12	(0.20)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.38	0.22	0.80	1.02	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.23	(3.39)	(3.16)	(0.22)	(0.73)	(0.95)
4/4/2017 to 10/31/2017(e)	17.75	(0.02)	3.76	3.74	–	–	–
Class I
10/31/2020	16.51	0.10	(0.19)	(0.09)	(0.25)	–	(0.25)
10/31/2019	17.32	0.21	0.79	1.00	(0.23)	(1.58)	(1.81)
10/31/2018	21.44	0.19	(3.37)	(3.18)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.14	4.90	5.04	(0.16)	–	(0.16)
10/31/2016	17.44	0.17	(0.30)	(0.13)	(0.14)	(0.61)	(0.75)
Class P
10/31/2020	16.43	0.05	(0.22)	(0.17)	(0.16)	–	(0.16)
10/31/2019	17.18	0.14	0.79	0.93	(0.10)	(1.58)	(1.68)
10/31/2018	21.26	0.10	(3.33)	(3.23)	(0.12)	(0.73)	(0.85)
10/31/2017	16.40	0.04	4.88	4.92	(0.06)	–	(0.06)
10/31/2016	17.27	0.08	(0.29)	(0.21)	(0.05)	(0.61)	(0.66)
Class R2
10/31/2020	15.72	0.01	(0.20)	(0.19)	(0.14)	–	(0.14)
10/31/2019	16.54	0.11	0.75	0.86	(0.10)	(1.58)	(1.68)
10/31/2018	20.53	0.06	(3.21)	(3.15)	(0.11)	(0.73)	(0.84)
10/31/2017	15.89	0.04	4.69	4.73	(0.09)	–	(0.09)
10/31/2016	16.81	0.08	(0.30)	(0.22)	(0.09)	(0.61)	(0.70)

180	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.69	(0.84)	1.21		1.24		0.41		$96,338	55
16.02	7.05	1.25		1.25		1.04		126,700	58
16.84	(15.72)	1.20		1.20		0.73		172,940	81
20.88	30.38	1.23		1.23		0.50		190,861	76
16.13	(0.99)	1.35		1.35		0.82		153,000	82

14.47	(1.63)	1.97		1.99		(0.38)		12,840	55
14.78	6.23	2.00		2.00		0.29		22,450	58
15.61	(16.34)	1.95		1.95		–	(d)	33,874	81
19.46	29.47	1.97		1.97		(0.26)		39,434	76
15.03	(1.75)	2.09		2.09		0.08		27,396	82

15.53	(0.72)	1.07		1.09		0.44		43,222	55
15.86	7.19	1.09		1.09		1.20		91,019	58
16.70	(15.58)	1.05		1.05		0.91		206,400	81
20.70	30.59	1.07		1.07		0.58		264,221	76
16.00	(0.84)	1.20		1.20		0.96		88,852	82

16.26	(0.54)	0.89		0.91		0.75		17,579	55
16.59	7.43	0.91		0.91		1.40		19,153	58
17.38	(15.46)	0.87		0.87		1.11		22,158	81

21.49	21.13 (f)	0.89	(g)	0.89	(g)	(0.15	)(g)	18,095	76

16.17	(0.62)	0.97		0.99		0.66		146,416	55
16.51	7.24	1.00		1.00		1.32		221,455	58
17.32	(15.46)	0.95		0.95		0.94		235,952	81
21.44	30.74	0.99		0.99		0.76		249,331	76
16.56	(0.75)	1.10		1.10		1.06		267,188	82

16.10	(1.08)	1.41		1.43		0.30		119	55
16.43	6.80	1.45		1.45		0.91		96	58
17.18	(15.87)	1.40		1.40		0.50		132	81
21.26	30.12	1.45		1.45		0.23		229	76
16.40	(1.17)	1.55		1.55		0.49		363	82

15.39	(1.24)	1.57		1.59		0.06		2,522	55
15.72	6.67	1.60		1.60		0.72		3,318	58
16.54	(16.00)	1.55		1.55		0.32		3,476	81
20.53	29.96	1.57		1.57		0.21		5,228	76
15.89	(1.34)	1.71		1.71		0.49		2,520	82

See Notes to Financial Statements.	181

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2020	$15.64	$0.02	$(0.19)	$(0.17)	$(0.15)	$–	$(0.15)
10/31/2019	16.53	0.09	0.77	0.86	(0.17)	(1.58)	(1.75)
10/31/2018	20.49	0.10	(3.21)	(3.11)	(0.12)	(0.73)	(0.85)
10/31/2017	15.85	0.02	4.71	4.73	(0.09)	–	(0.09)
10/31/2016	16.73	0.11	(0.31)	(0.20)	(0.07)	(0.61)	(0.68)
Class R4
10/31/2020	15.95	0.07	(0.19)	(0.12)	(0.22)	–	(0.22)
10/31/2019	16.79	0.14	0.78	0.92	(0.18)	(1.58)	(1.76)
10/31/2018	20.82	0.16	(3.28)	(3.12)	(0.18)	(0.73)	(0.91)
10/31/2017	16.11	0.10	4.75	4.85	(0.14)	–	(0.14)
10/31/2016	17.01	0.09	(0.26)	(0.17)	(0.12)	(0.61)	(0.73)
Class R5
10/31/2020	16.50	0.08	(0.16)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.32	0.16	0.83	0.99	(0.23)	(1.58)	(1.81)
10/31/2018	21.43	0.21	(3.38)	(3.17)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.15	4.88	5.03	(0.16)	–	(0.16)
10/31/2016	17.44	0.18	(0.31)	(0.13)	(0.14)	(0.61)	(0.75)
Class R6
10/31/2020	16.59	0.11	(0.19)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.39	0.21	0.80	1.01	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.21	(3.36)	(3.15)	(0.22)	(0.73)	(0.95)
10/31/2017	16.60	0.20	4.85	5.05	(0.16)	–	(0.16)
10/31/2016	17.45	0.17	(0.27)	(0.10)	(0.14)	(0.61)	(0.75)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

182	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.32	(1.17)	1.46	1.49	0.10	$15,313	55
15.64	6.77	1.50	1.50	0.58	19,568	58
16.53	(15.87)	1.46	1.46	0.54	35,677	81
20.49	30.07	1.47	1.47	0.14	9,828	76
15.85	(1.20)	1.59	1.59	0.67	18,124	82

15.61	(0.90)	1.21	1.24	0.44	4,889	55
15.95	7.06	1.25	1.25	0.93	6,293	58
16.79	(15.70)	1.20	1.20	0.80	5,606	81
20.82	30.43	1.23	1.23	0.55	3,334	76
16.11	(1.03)	1.38	1.38	0.57	1,883	82

16.17	(0.56)	0.96	0.99	0.47	15,842	55
16.50	7.25	1.00	1.00	1.00	17,765	58
17.32	(15.47)	0.97	0.97	1.06	39,621	81
21.43	30.69	0.98	0.98	0.79	4,121	76
16.56	(0.75)	1.13	1.13	1.06	2,751	82

16.26	(0.54)	0.89	0.91	0.72	31,986	55
16.59	7.37	0.91	0.91	1.30	33,183	58
17.39	(15.41)	0.87	0.87	1.04	34,281	81
21.49	30.85	0.90	0.90	1.03	17,212	76
16.60	(0.56)	0.94	0.94	1.00	1,843	82

See Notes to Financial Statements.	183

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2020	$6.98	$0.12	$(0.94)	$(0.82)	$(0.13)	$6.03
10/31/2019	6.73	0.20	0.26	0.46	(0.21)	6.98
10/31/2018	7.63	0.22	(0.89)	(0.67)	(0.23)	6.73
10/31/2017	6.71	0.22	0.95	1.17	(0.25)	7.63
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	6.71
Class C
10/31/2020	6.92	0.07	(0.94)	(0.87)	(0.07)	5.98
10/31/2019	6.67	0.15	0.25	0.40	(0.15)	6.92
10/31/2018	7.56	0.16	(0.88)	(0.72)	(0.17)	6.67
10/31/2017	6.66	0.17	0.92	1.09	(0.19)	7.56
10/31/2016	6.99	0.19	(0.34)	(0.15)	(0.18)	6.66
Class F
10/31/2020	7.01	0.13	(0.94)	(0.81)	(0.14)	6.06
10/31/2019	6.76	0.21	0.26	0.47	(0.22)	7.01
10/31/2018	7.66	0.23	(0.89)	(0.66)	(0.24)	6.76
10/31/2017	6.73	0.24	0.95	1.19	(0.26)	7.66
10/31/2016	7.06	0.25	(0.34)	(0.09)	(0.24)	6.73
Class F3
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	6.77
4/4/2017 to 10/31/2017(c)	7.03	(0.01)	0.79	0.78	(0.14)	7.67
Class I
10/31/2020	7.03	0.15	(0.97)	(0.82)	(0.14)	6.07
10/31/2019	6.77	0.23	0.25	0.48	(0.22)	7.03
10/31/2018	7.68	0.23	(0.89)	(0.66)	(0.25)	6.77
10/31/2017	6.75	0.25	0.94	1.19	(0.26)	7.68
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	6.75
Class R2
10/31/2020	7.14	0.07	(0.96)	(0.89)	(0.07)	6.18
10/31/2019	6.88	0.18	0.26	0.44	(0.18)	7.14
10/31/2018	7.80	0.18	(0.90)	(0.72)	(0.20)	6.88
10/31/2017	6.86	0.21	0.95	1.16	(0.22)	7.80
10/31/2016	7.19	0.22	(0.35)	(0.13)	(0.20)	6.86
Class R3
10/31/2020	7.05	0.11	(0.95)	(0.84)	(0.11)	6.10
10/31/2019	6.80	0.18	0.26	0.44	(0.19)	7.05
10/31/2018	7.71	0.19	(0.89)	(0.70)	(0.21)	6.80
10/31/2017	6.78	0.21	0.95	1.16	(0.23)	7.71
10/31/2016	7.11	0.22	(0.34)	(0.12)	(0.21)	6.78

184	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(11.89)	1.12		1.18		1.91		$186,426	71
6.91	1.12		1.16		2.97		256,381	62
(9.05)	1.12		1.14		2.85		290,289	74
17.68	1.12		1.14		3.15		367,465	61
(1.52)	1.12		1.20		3.57		419,886	58

(12.58)	1.87		1.93		1.09		13,027	71
6.12	1.87		1.91		2.17		32,274	62
(9.71)	1.87		1.89		2.07		45,888	74
16.60	1.87		1.89		2.41		68,558	61
(2.01)	1.87		1.95		2.85		86,306	58

(11.69)	0.92		1.03		2.06		23,560	71
7.04	0.92		1.01		3.10		37,857	62
(8.87)	0.91		0.99		3.06		54,167	74
17.96	0.91		0.99		3.37		95,299	61
(1.22)	0.91		1.05		3.78		111,056	58

(11.57)	0.80		0.85		2.24		18,311	71
7.15	0.81		0.84		3.28		24,764	62
(8.76)	0.82		0.83		3.21		26,911	74

11.16 (d)	0.77	(e)	0.83	(e)	(0.19	)(e)	27,215	61

(11.71)	0.82		0.93		2.26		197,616	71
7.29	0.82		0.91		3.35		219,764	62
(8.89)	0.81		0.89		3.05		310,984	74
18.02	0.81		0.89		3.48		471,341	61
(1.10)	0.81		0.95		3.90		710,951	58

(12.47)	1.47		1.55		0.99		20	71
6.54	1.47		1.51		2.64		449	62
(9.44)	1.47		1.49		2.35		369	74
17.17	1.47		1.49		2.93		592	61
(1.70)	1.47		1.55		3.28		680	58

(12.00)	1.37		1.43		1.69		5,394	71
6.56	1.37		1.41		2.70		7,029	62
(9.35)	1.37		1.39		2.41		7,801	74
17.35	1.37		1.39		2.90		12,888	61
(1.58)	1.37		1.44		3.29		12,697	58

See Notes to Financial Statements.	185

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
10/31/2020	$6.97	$0.13	$(0.96)	$(0.83)	$(0.13)	$6.01
10/31/2019	6.72	0.20	0.26	0.46	(0.21)	6.97
10/31/2018	7.62	0.20	(0.87)	(0.67)	(0.23)	6.72
10/31/2017	6.71	0.21	0.95	1.16	(0.25)	7.62
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	6.71
Class R5
10/31/2020	7.01	0.14	(0.96)	(0.82)	(0.14)	6.05
10/31/2019	6.76	0.23	0.25	0.48	(0.23)	7.01
10/31/2018	7.66	0.24	(0.89)	(0.65)	(0.25)	6.76
10/31/2017	6.74	0.24	0.94	1.18	(0.26)	7.66
10/31/2016	7.08	0.26	(0.35)	(0.09)	(0.25)	6.74
Class R6
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	6.77
10/31/2017	6.75	0.26	0.92	1.18	(0.26)	7.67
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	6.75

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

186	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(11.90)	1.12	1.17	2.05	$36	71
6.92	1.12	1.17	2.99	36	62
(9.06)	1.12	1.13	2.67	40	74
17.60	1.11	1.11	2.85	38	61
(1.48)	1.12	1.16	3.57	9	58

(11.74)	0.87	0.91	2.20	9	71
7.16	0.87	0.89	3.36	10	62
(8.78)	0.86	0.86	3.12	10	74
17.90	0.87	0.86	3.39	11	61
(1.24)	0.87	0.92	3.81	9	58

(11.57)	0.80	0.85	2.17	952	71
7.15	0.81	0.84	3.22	1,507	62
(8.76)	0.82	0.83	3.17	1,758	74
17.88	0.81	0.83	3.45	2,229	61
(1.09)	0.80	0.82	3.88	9	58

See Notes to Financial Statements.	187

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2020	$18.62	$0.05	$0.39	$0.44	$(0.07)	$(2.01)	$(2.08)
10/31/2019	19.50	0.05	0.84	0.89	(0.01)	(1.76)	(1.77)
10/31/2018	20.80	0.01	(0.06)	(0.05)	–	(1.25)	(1.25)
10/31/2017	18.95	0.03	2.95	2.98	–	(1.13)	(1.13)
10/31/2016	19.56	0.02	0.77	0.79	–	(1.40)	(1.40)
Class C
10/31/2020	16.22	(0.06)	0.32	0.26	–	(2.01)	(2.01)
10/31/2019	17.32	(0.07)	0.73	0.66	–	(1.76)	(1.76)
10/31/2018	18.75	(0.12)	(0.06)	(0.18)	–	(1.25)	(1.25)
10/31/2017	17.31	(0.11)	2.68	2.57	–	(1.13)	(1.13)
10/31/2016	18.11	(0.11)	0.71	0.60	–	(1.40)	(1.40)
Class F
10/31/2020	19.06	0.07	0.39	0.46	(0.09)	(2.01)	(2.10)
10/31/2019	19.92	0.08	0.86	0.94	(0.04)	(1.76)	(1.80)
10/31/2018	21.18	0.04	(0.04)	–	(0.01)	(1.25)	(1.26)
10/31/2017	19.28	0.05	3.00	3.05	(0.02)	(1.13)	(1.15)
10/31/2016	19.85	0.04	0.79	0.83	–	(1.40)	(1.40)
Class F3
10/31/2020	19.56	0.11	0.41	0.52	(0.12)	(2.01)	(2.13)
10/31/2019	20.38	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.05)	0.03	(0.05)	(1.25)	(1.30)
4/4/2017 to 10/31/2017(c)	20.25	(0.03)	1.43	1.40	–	–	–
Class I
10/31/2020	19.45	0.09	0.41	0.50	(0.12)	(2.01)	(2.13)
10/31/2019	20.29	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.06	(0.06)	–	(0.05)	(1.25)	(1.30)
10/31/2017	19.62	0.08	3.06	3.14	(0.04)	(1.13)	(1.17)
10/31/2016	20.16	0.06	0.80	0.86	–	(1.40)	(1.40)
Class P
10/31/2020	18.20	0.02	0.37	0.39	(0.03)	(2.01)	(2.04)
10/31/2019	19.13	0.01	0.82	0.83	–	(1.76)	(1.76)
10/31/2018	20.46	(0.03)	(0.05)	(0.08)	–	(1.25)	(1.25)
10/31/2017	18.70	(0.01)	2.90	2.89	–	(1.13)	(1.13)
10/31/2016	19.36	(0.02)	0.76	0.74	–	(1.40)	(1.40)
Class R2
10/31/2020	17.75	(0.01)	0.37	0.36	(0.01)	(2.01)	(2.02)
10/31/2019	18.72	(0.01)	0.80	0.79	–	(1.76)	(1.76)
10/31/2018	20.06	(0.06)	(0.03)	(0.09)	–	(1.25)	(1.25)
10/31/2017	18.38	(0.05)	2.86	2.81	–	(1.13)	(1.13)
10/31/2016	19.08	(0.05)	0.75	0.70	–	(1.40)	(1.40)

188	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.98	2.35	1.18		1.18		0.29		$625,448	36
18.62	5.22	1.18		1.18		0.29		775,746	51
19.50	(0.28)	1.11		1.11		0.06		922,813	54
20.80	16.23	1.15		1.15		0.14		1,028,166	57
18.95	4.33	1.17		1.17		0.09		959,416	37

14.47	1.57	1.93		1.93		(0.45)		63,709	36
16.22	4.48	1.93		1.93		(0.46)		142,020	51
17.32	(1.05)	1.87		1.87		(0.69)		225,551	54
18.75	15.35	1.89		1.89		(0.61)		335,148	57
17.31	3.57	1.92		1.92		(0.66)		330,066	37

17.42	2.50	1.03		1.03		0.44		138,870	36
19.06	5.38	1.03		1.03		0.45		210,350	51
19.92	(0.03)	0.97		0.97		0.22		390,627	54
21.18	16.34	1.00		1.00		0.27		807,684	57
19.28	4.48	1.02		1.02		0.23		663,069	37

17.95	2.69	0.83		0.83		0.64		200,055	36
19.56	5.61	0.83		0.83		0.64		260,948	51
20.38	0.13	0.78		0.78		0.39		331,176	54

21.65	6.91 (d)	0.79	(e)	0.79	(e)	(0.25	)(e)	315,394	57

17.82	2.58	0.93		0.93		0.54		218,137	36
19.45	5.51	0.93		0.93		0.54		292,610	51
20.29	(0.02)	0.86		0.86		0.30		450,720	54
21.59	16.51	0.90		0.90		0.41		397,265	57
19.62	4.57	0.92		0.92		0.34		470,399	37

16.55	2.18	1.38		1.38		0.10		16,560	36
18.20	5.05	1.38		1.38		0.08		22,113	51
19.13	(0.49)	1.31		1.31		(0.14)		25,501	54
20.46	15.96	1.35		1.35		(0.05)		33,644	57
18.70	4.10	1.37		1.37		(0.11)		36,327	37

16.09	1.96	1.53		1.53		(0.06)		4,879	36
17.75	4.88	1.53		1.53		(0.07)		6,483	51
18.72	(0.50)	1.46		1.46		(0.29)		7,339	54
20.06	15.79	1.50		1.50		(0.25)		9,047	57
18.38	3.94	1.52		1.52		(0.26)		6,245	37

See Notes to Financial Statements.	189

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2020	$17.97	$0.01	$0.37	$0.38	$(0.01)	$(2.01)	$(2.02)
10/31/2019	18.92	0.01	0.80	0.81	–	(1.76)	(1.76)
10/31/2018	20.25	(0.04)	(0.04)	(0.08)	–	(1.25)	(1.25)
10/31/2017	18.52	(0.02)	2.88	2.86	–	(1.13)	(1.13)
10/31/2016	19.20	(0.03)	0.75	0.72	–	(1.40)	(1.40)
Class R4
10/31/2020	18.60	0.05	0.37	0.42	(0.06)	(2.01)	(2.07)
10/31/2019	19.47	0.05	0.85	0.90	(0.01)	(1.76)	(1.77)
10/31/2018	20.79	0.01	(0.06)	(0.05)	(0.02)	(1.25)	(1.27)
10/31/2017	18.95	–	2.99	2.99	(0.02)	(1.13)	(1.15)
10/31/2016	19.57	(0.01)	0.79	0.78	–	(1.40)	(1.40)
Class R5
10/31/2020	19.46	0.09	0.41	0.50	(0.12)	(2.01)	(2.13)
10/31/2019	20.30	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.07	(0.07)	–	(0.04)	(1.25)	(1.29)
10/31/2017	19.63	0.10	3.03	3.13	(0.04)	(1.13)	(1.17)
10/31/2016	20.16	0.05	0.82	0.87	–	(1.40)	(1.40)
Class R6
10/31/2020	19.55	0.11	0.40	0.51	(0.12)	(2.01)	(2.13)
10/31/2019	20.37	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.06)	0.02	(0.05)	(1.25)	(1.30)
10/31/2017	19.66	0.09	3.07	3.16	(0.04)	(1.13)	(1.17)
10/31/2016	20.17	0.09	0.80	0.89	–	(1.40)	(1.40)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

190	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.33	2.09	1.43	1.43	0.05	$41,390	36
17.97	4.94	1.43	1.43	0.04	56,855	51
18.92	(0.45)	1.36	1.36	(0.19)	77,440	54
20.25	15.94	1.39	1.39	(0.10)	88,592	57
18.52	4.03	1.42	1.42	(0.16)	99,544	37

16.95	2.34	1.18	1.18	0.29	34,990	36
18.60	5.27	1.18	1.18	0.29	43,879	51
19.47	(0.30)	1.11	1.11	0.06	54,408	54
20.79	16.27	1.15	1.15	(0.01)	63,867	57
18.95	4.28	1.14	1.14	(0.06)	2,929	37

17.83	2.58	0.93	0.93	0.55	1,971	36
19.46	5.55	0.93	0.93	0.52	2,599	51
20.30	(0.01)	0.87	0.87	0.31	1,927	54
21.59	16.46	0.89	0.89	0.51	5,111	57
19.63	4.62	0.89	0.89	0.24	42,825	37

17.93	2.69	0.83	0.83	0.64	29,402	36
19.55	5.62	0.83	0.83	0.66	40,149	51
20.37	0.08	0.78	0.78	0.39	93,784	54
21.65	16.60	0.78	0.78	0.45	104,218	57
19.66	4.72	0.79	0.79	0.46	56,533	37

See Notes to Financial Statements.	191

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of fourteen funds. All funds are diversified except Lord Abbett Focused Growth Fund and Lord Abbett Focused Large Cap Value Fund. This report covers the following thirteen funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Share Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Durable Growth Fund (“Durable Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Growth Fund (“Focused Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Large Cap Value Fund (“Focused Large Cap Value Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Small Cap Value Fund (“Focused Small Cap Value Fund”)	A, C, F, F3, I, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5 and R6
Lord Abbett Global Equity Research Fund (“Global Equity Research Fund)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Health Care Fund (“Health Care Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett International Equity Fund (“International Equity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Value Fund (“International Value Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. Durable Growth Fund commenced operations on November 1, 2019.

Each of Alpha Strategy Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Global Equity Research Fund’s, Health Care Fund’s, International Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Durable Growth Fund’s, Growth Leaders Fund’s and Focused Growth Fund’s investment objective is to seek capital appreciation. International Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through

Notes to Financial Statements (continued)

which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required. Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2017 through October 31, 2020. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign

Notes to Financial Statements (continued)

currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain/(loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying

Notes to Financial Statements (continued)

security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the fiscal year ended October 31, 2020, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Notes to Financial Statements (continued)

Net Effective Management Fee
Alpha Strategy Fund	.00%(1)
Durable Growth Fund	.54%(2)
Focused Growth Fund	.00%(3)
Focused Large Cap Value Fund	.55%(4)
Focused Small Cap Value Fund	.67%(5)
Fundamental Equity Fund	.55%(6)
Global Equity Research Fund	.00%(7)
Growth Leaders Fund	.52%(8)
Health Care Fund	.00%(9)
International Equity Fund	.66%(10)
International Opportunities Fund	.75%(11)
International Value Fund	.64%(10)
Value Opportunities Fund	.73%(12)

(1)	Lord Abbett is voluntarily waiving the entire management fee of 0.10%. Lord Abbett may discontinue the voluntary waiver at any time without notice.

(2)	The management fee for Durable Growth Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(3)	The management fee for Focused Growth Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.65%
Next $1 billion	.63%
Next $5 billion	.60%
Over $7 billion	.59%

(4)	The management fee for Focused Large Cap Value Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.59%
Over $1 billion	.53%

(5)	The management fee for Focused Small Cap Value Fund is 0.80% on the Fund’s average daily net assets.

(6)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(7)	The management fee for Global Equity Research Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.45%
Next $2 billion	.43%
Over $3 billion	.41%

(8)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(9)	The management fee for Health Care Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.62%
Over $1 billion	.51%

Notes to Financial Statements (continued)

(10)	The management fees for International Equity Fund and International Value Fund are based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(11)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(12)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended October 31, 2020:

Fund Administration Fee
Alpha Strategy Fund	18,003
Durable Growth Fund	8,523
Focused Growth Fund	2,588
Focused Large Cap Value Fund	8,402
Focused Small Cap Value Fund	13,912
Fundamental Equity Fund	53,270
Global Equity Research Fund	23,199
Growth Leaders Fund	35,117
Health Care Fund	3,720
International Equity Fund	56,792
International Opportunities Fund	89,213
International Value Fund	75,616
Value Opportunities Fund	98,396

For the fiscal year ended October 31, 2020 and continuing through February 28, 2021, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

Durable Growth Fund
Classes
A, C, F, I, R2, R3, R4 and R5	0.70%
F3 and R6	0.64%

	Focused Growth Fund
Classes	Effective March 1, 2020	Prior to March 1, 2020
A, C, F, I, R2, R3, R4 and R5	0.80%	0.80%
F3 and R6	0.72%	0.73%

Notes to Financial Statements (continued)

Focused Large Cap Value Fund
Classes
A, C, F, I, R3, R4 and R5	0.71%
F3 and R6	0.63%

Focused Small Cap Value Fund
Classes
A, C, F, I, R3, R4 and R5	1.03%
F3 and R6	0.95%

	Global Equity Research Fund
Classes	Effective March 1, 2020	Prior to March 1, 2020
A, C, F, I, R2, R3, R4 and R5	0.65%	0.65%
F3 and R6	0.61%	0.63%

Health Care Fund
Classes
A, C, F, I, R3, R4 and R5	0.78%
F3 and R6	0.70%

	International Equity Fund
Classes	Effective March 1, 2020	Prior to March 1, 2020
A, C, P, R2, R3, R4 and R5	0.92%	0.92%
F and I	0.86%	0.86%
F3 and R6	0.84%	0.85%

	International Value Fund
Classes	Effective March 1, 2020	Prior to March 1, 2020
A, C, R2, R3, R4 and R5	0.87%	0.87%
F and I	0.82%	0.82%
F3 and R6	0.80%	0.81%

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class C	Class F(2)(3)	Class P(4)	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Prior to July 1, 2019 the Board did not authorize such Class A 12b-1 fees on the Focused Small Cap Value Fund. This agreement may be terminated only by the Fund’s Board.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	For the fiscal year ended October 31, 2020 and continuing through February 28, 2021, the Distributor has contractually agreed to waive Durable Growth Fund’s, Growth Leaders Fund’s, Focused Growth Fund’s, Focused Small Cap Value Fund’s, Focused Large Cap Value Fund’s and Health Care Fund’s 0.10% Rule 12b-1 fee for Class F shares. These agreements may be terminated only by the Fund’s Board.
(4)	Fundamental Equity Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2020:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$39,063	$218,850
Durable Growth Fund	–	–
Focused Growth Fund	20,649	117,824
Focused Large Cap Value Fund	–	–
Focused Small Cap Value Fund	185	1,147
Fundamental Equity Fund	54,146	297,580
Global Equity Research Fund	265	1,531
Growth Leaders Fund	794,059	4,438,258
Health Care Fund	–	–
International Equity Fund	11,264	60,889
International Opportunities Fund	14,363	76,040
International Value Fund	32,889	173,070
Value Opportunities Fund	56,125	301,711

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2020:

	Class A	Class C
Alpha Strategy Fund	$719	$5,505
Durable Growth Fund	–	–
Focused Growth Fund	–	224
Focused Large Cap Value Fund	–	–
Focused Small Cap Value Fund	–	–
Fundamental Equity Fund	1,664	2,568
Global Equity Research Fund	–	–
Growth Leaders Fund	85,343	72,549
Health Care Fund	–	–
International Equity Fund	134	140
International Opportunities Fund	540	635
International Value Fund	783	415
Value Opportunities Fund	1,772	3,679

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

As of October 31, 2020, the percentages of Durable Growth, Focused Small Cap Value, Fundamental Equity Fund’s, Growth Leaders Fund’s, International Value Fund’s, International Equity Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Durable Growth Fund	Focused Large Cap Value Fund	Focused Small Cap Value Fund	Funda- mental Equity Fund	Growth Leaders Fund	Inter- national Value Fund	Inter- national Equity Fund	Inter- national Oppor- tunities Fund	Value Oppor- tunities Fund
Alpha Strategy Fund	–	–	88.89%	–	–	–	–	32.85%	9.51%
Multi-Asset Balanced Opportunity Fund	74.06%	73.47%	–	10.92%	4.68%	27.68%	32.35%	–	–
Multi-Asset Income Fund	24.68%	26.28%	–	2.55%	1.53%	13.68%	16.11%	–	–

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Value Fund and annually for Alpha Strategy Fund, Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Global Equity Research Fund, Growth Leaders Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2020 and fiscal year ended October 31, 2019, were as follows:

	Alpha Strategy Fund		Durable Growth Fund
	Year Ended 10/31/2020	Year Ended 10/31/2019		Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$–	$9,057,439		$1,986
Net long-term capital gains	123,771,165	119,734,439		–
Total distributions paid	$123,771,165	$128,791,878		$1,986

	Focused Growth Fund		Focused Large Cap Value Fund
	Year Ended 10/31/2020	Year Ended 10/31/2019	Year Ended 10/31/2020	Period Ended 10/31/2019
Distributions paid from:
Ordinary income	$–	$–	$262,779	$–
Net long-term capital gains	–	–	–	–
Total distributions paid	$–	$–	$262,779	$–

	Focused Small Cap Value Fund		Fundamental Equity Fund
	Year Ended 10/31/2020	Year Ended 10/31/2019	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$314	$2,788,803	$37,662,246	$43,144,200
Net long-term capital gains	18,077,113	15,734,637	215,541,984	143,801,592
Total distributions paid	$18,077,427	$18,523,440	$253,204,230	$186,945,792

	Global Equity Research Fund		Growth Leaders Fund
	Year Ended 10/31/2020	Year Ended 10/31/2019	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$89,647	$191,532	$50,781,905	$211,623,767
Net long-term capital gains	–	129,275	254,848,239	345,436,576
Total distributions paid	$89,647	$320,807	$305,630,144	$557,060,343

Notes to Financial Statements (continued)

	Health Care Fund		International Equity Fund
	Year Ended 10/31/2020	Period Ended 10/31/2019	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$1,005	$–	$7,075,713	$11,999,856
Net long-term capital gains	–	–	–	–
Total distributions paid	$1,005	$–	$7,075,713	$11,999,856

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2020	Year Ended 10/31/2019	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$7,379,201	$8,261,793	$9,892,862	$19,485,885
Net long-term capital gains	–	67,032,636	–	–
Total distributions paid	$7,379,201	$75,294,429	$9,892,862	$19,485,885

	Value Opportunities Fund
	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$7,526,613	$40,730,253
Net long-term capital gains	194,975,562	190,884,064
Total distributions paid	$202,502,175	$231,614,317

Subsequent to the Fund’s fiscal year ended October 31, 2020, the approximate amounts were as follows:

	Net	Net	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Record Date	Ex-Date
Alpha Strategy Fund	$10,405,000	$–	$50,784,000	December 21, 2020	December 22, 2020
Durable Growth Fund	170,000	4,422,000	–	November 23, 2020	November 24, 2020
Focused Growth Fund	–	1,865,000	141,000	November 23, 2020	November 24, 2020
Focused Large Cap Value Fund	7,400,000	31,513,000	–	November 23, 2020	November 24, 2020
Focused Small Cap Value Fund	895,000	–	–	November 23, 2020	November 24, 2020
Fundamental Equity Fund	32,383,000	–	–	November 23, 2020	November 24, 2020
Global Equity Research Fund	106,000	–	279,000	December 17, 2020	December 18, 2020
Growth Leaders Fund	–	392,567,000	327,648,000	November 23, 2020	November 24, 2020
Health Care Fund	2,000	492,000	9,000	November 23, 2020	November 24, 2020
International Equity Fund	5,136,000	–	–	December 17, 2020	December 18, 2020
International Opportunities Fund	–	–	–	December 17, 2020	December 18, 2020
International Value Fund	1,742,000	–	–	December 17, 2020	December 18, 2020
Value Opportunities Fund	4,615,000	–	79,110,000	November 23, 2020	November 24, 2020

As of October 31, 2020, the components of accumulated gains on a tax-basis were as follows:

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund	Focused Large Cap Value Fund
Undistributed ordinary income – net	$–	$4,591,022	$1,864,019	$36,865,329
Undistributed long-term capital gains	50,783,019	–	140,819	–
Total undistributed earnings	50,783,019	4,591,022	2,004,838	36,865,329
Temporary differences	(1,713,836)	(3,816)	(472)	(7,709)
Unrealized gains (losses) – net	(76,923,697)	29,337,452	5,736,576	24,655,630
Total accumulated gains (losses) – net	$(27,854,514)	$33,924,658	$7,740,942	$61,513,250

Notes to Financial Statements (continued)

	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund	Growth Leaders Fund
Undistributed ordinary income – net	$843,179	$28,798,437	$103,482	$392,551,806
Undistributed long-term capital gains	–	–	278,131	327,638,378
Total undistributed earnings	843,179	28,798,437	381,613	720,190,184
Capital loss carryforwards*	(6,916,360)	(101,619,037)	–	–
Temporary differences	(18,160)	(592,513)	(453)	(323,198)
Unrealized gains (losses) – net	(4,813,236)	138,177,068	763,888	2,079,069,704
Total accumulated gains (losses) – net	$(10,904,577)	$64,763,955	$1,145,048	$2,798,936,690

	Health Care Fund	International Equity Fund	International Opportunities Fund	International Value Fund
Undistributed ordinary income – net	$493,340	$5,127,963	$–	$3,498,827
Undistributed long-term capital gains	8,108	–	–	–
Total undistributed earnings	501,448	5,127,963	–	3,498,827
Capital loss carryforwards*	–	(30,761,139)	(95,319,273)	(440,416,153)
Temporary differences	(98)	(106,284)	(79,894)	(157,370)
Unrealized gains (losses) – net	404,334	48,018,278	4,250,805	(34,342,231)
Total accumulated gains (losses) – net	$905,684	$22,278,818	$(91,148,362)	$(471,416,927)

	Value Opportunities Fund
Undistributed ordinary income – net	$3,447,219
Undistributed long-term capital gains	79,107,122
Total undistributed earnings	82,554,341
Capital loss carryforwards*	–
Temporary differences	(356,428)
Unrealized gains (losses) – net	210,074,662
Total accumulated gains (losses) – net	$292,272,575

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. Alpha Strategy Fund incurred and will elect to defer $1,572,995 of late-year ordinary losses during the fiscal year ended October 31, 2020.

As of October 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Tax cost	$746,036,418	$172,173,034	$21,905,048
Gross unrealized gain	66,229,482	33,458,652	6,184,347
Gross unrealized loss	(143,153,179)	(4,121,200)	(447,771)
Net unrealized security gain (loss)	$(76,923,697)	$29,337,452	$5,736,576

Notes to Financial Statements (continued)

	Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund
Tax cost	$407,413,687	$80,442,987	$1,479,314,317
Gross unrealized gain	36,825,351	6,742,329	226,083,921
Gross unrealized loss	(12,169,721)	(11,555,565)	(87,907,786)
Net unrealized security gain (loss)	$24,655,630	$(4,813,236)	$138,176,135

	Global Equity Research Fund	Growth Leaders Fund	Health Care Fund
Tax cost	$6,069,680	$4,857,705,784	$3,349,318
Gross unrealized gain	990,109	2,115,737,501	512,146
Gross unrealized loss	(227,858)	(36,667,797)	(107,868)
Net unrealized security gain (loss)	$762,251	$2,079,069,704	$404,278

	International Equity Fund	International Opportunities Fund	International Value Fund
Tax cost	$318,263,442	$384,648,536	$480,375,133
Gross unrealized gain	55,645,201	42,850,469	36,268,431
Gross unrealized loss	(7,670,826)	(38,650,150)	(70,703,109)
Net unrealized security gain (loss)	$47,974,375	$4,200,319	$(34,434,678)

	Value Opportunities Fund
Tax cost	$1,160,880,887
Gross unrealized gain	285,339,915
Gross unrealized loss	(75,265,253)
Net unrealized security gain (loss)	$210,074,662

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, certain distributions, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended October 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable
	Earnings (loss )	Paid-in Capital
Alpha Strategy Fund	$(25,810,774)	$25,810,774
Durable Growth Fund	56,332	(56,332)
Focused Growth Fund	10,000	(10,000)
Focused Large Cap Value Fund	43,126	(43,126)
Health Care Fund	7,036	(7,036)
International Opportunities Fund	1,417,580	(1,417,580)
Value Opportunities Fund	(16,416,485)	16,416,485

The permanent differences are attributable to the tax treatment of net investment loss, certain expenses, and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2020 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$122,851,877	$310,861,523
Durable Growth Fund	255,949,575	88,625,001
Focused Growth Fund	29,450,806	19,886,850
Focused Large Cap Value Fund	629,899,608	301,741,338
Focused Small Cap Value Fund	73,302,219	103,346,907
Fundamental Equity Fund	1,170,765,863	1,804,982,149

Notes to Financial Statements (continued)

	Purchases	Sales
Global Equity Research Fund	$9,936,054	$12,022,400
Growth Leaders Fund	5,250,594,975	4,578,893,014
Health Care Fund	3,767,782	3,773,936
International Equity Fund	293,964,399	377,508,337
International Opportunities Fund	238,847,571	369,440,050
International Value Fund	341,339,641	399,548,468
Value Opportunities Fund	545,888,298	1,041,824,946

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2020.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended October 31, 2020, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss )
Durable Growth Fund	$–	$789,885	$(65,527)
Focused Large Cap Value Fund	57,469,092	4,950,722	(856,985)
Focused Small Cap Value Fund	168,165	1,086,948	93,471
Fundamental Equity Fund	28,288,114	58,465,428	(18,997,478)
Growth Leader Fund	19,597,267	–	–
International Opportunities	180,982	–	–
International Value Fund	–	180,982	(43,958)
Value Opportunities Fund	4,220,098	9,668,539	5,788,046

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

International Equity Fund, International Opportunities Fund and International Value Fund entered into forward foreign currency exchange contracts for the year ended October 31, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Global Equity Research Fund entered into E-Mini S&P Index futures contracts for the year ended October 31, 2020 (as described in note 2(h)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

International Opportunities Fund entered into total return swaps on indexes for the year ended October 31, 2020 (as described in note 2(k)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the

Notes to Financial Statements (continued)

value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

As of October 31, 2020, International Opportunities Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

International Opportunities Fund
Liability Derivatives	Equity Contracts
Total Return Swap Contracts(1)	$39,110
(1)	Statements of Assets and Liabilities location: Total return swap, at fair value.

Transactions in derivative instruments for the fiscal year ended October 31, 2020, were as follows:

	Global Equity Research Fund
	Equity Contracts
Net Realized Gain (Loss)
Futures Contracts(1)	$(3,075)
Average Number of Contracts/Notional Amounts*
Futures Contracts	– (6)

	International Equity Fund
	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(2)	$780
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$319,934

	International Opportunities Fund
	Foreign Currency Contracts	Equity Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(2)	$(4,819)	–
Total Return Swap Contracts(4)	–	$(4,793,894)
Net Change in Unrealized Appreciation/Depreciation
Total Return Swap Contracts(5)	–	$(50,991)
Average Number of Contracts/Notional Amounts*
Total Return Swap Contracts(3)	–	$125,184

	International Value Fund
	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(2)	$(242)

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2020.
(1)	Statements of Operations location: Net realized gain(loss) on futures contracts.
(2)	Statements of Operations location: Net realized gain(loss) on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

(3)	Amount represents notional amounts in U.S. dollars.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(6)	Contracts less than 1.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Alpha Strategy Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$211,123	$–	$211,123
Total	$211,123	$–	$211,123

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$211,123	$–	$–		$(211,123)	$–
Total	$211,123	$–	$–		$(211,123)	$–

		Durable Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$427,572	$–	$427,572
Total	$427,572	$–	$427,572

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$427,572	$–	$–		$(427,572)	$–
Total	$427,572	$–	$–		$(427,572)	$–

Notes to Financial Statements (continued)

		Focused Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$648,183	$–	$648,183
Total	$648,183	$–	$648,183

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$648,183	$–	$–		$(648,183)	$–
Total	$648,183	$–	$–		$(648,183)	$–

		Focused Large Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$7,582,098	$–	$7,582,098
Total	$7,582,098	$–	$7,582,098

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$7,582,098	$–	$–		$(7,582,098)	$–
Total	$7,582,098	$–	$–		$(7,582,098)	$–

		Focused Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$321,581	$–	$321,581
Total	$321,581	$–	$321,581

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$321,581	$–	$–		$(321,581)	$–
Total	$321,581	$–	$–		$(321,581)	$–

Notes to Financial Statements (continued)

		Fundamental Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$8,595,319	$–	$8,595,319
Total	$8,595,319	$–	$8,595,319

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$8,595,319	$–	$–		$(8,595,319)	$–
Total	$8,595,319	$–	$–		$(8,595,319)	$–

		Growth Leaders Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$120,197,602	$–	$120,197,602
Total	$120,197,602	$–	$120,197,602

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$120,197,602	$–	$–		$(120,197,602)	$–
Total	$120,197,602	$–	$–		$(120,197,602)	$–

		Health Care Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$159,043	$–	$159,043
Total	$159,043	$–	$159,043

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$159,043	$–	$–		$(159,043)	$–
Total	$159,043	$–	$–		$(159,043)	$–

Notes to Financial Statements (continued)

		International Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$917,983	$–	$917,983
Total	$917,983	$–	$917,983

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$917,983	$–	$–		$(917,983)	$–
Total	$917,983	$–	$–		$(917,983)	$–

		International Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,207,510	$–	$1,207,510
Total	$1,207,510	$–	$1,207,510

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$1,207,510	$–	$–		$(1,207,510)	$–
Total	$1,207,510	$–	$–		$(1,207,510)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Total Return Equity Swap	$39,110	$–	$39,110
Total	$39,110	$–	$39,110

International Opportunities Fund
Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral		Net
Counterparty	Liabilities	Instruments	Pledged(a	)	Pledged(a	)	Amount(c	)
Bank of America	$39,110	$–	$–		$–		$39,110
Total	$39,110	$–	$–		$–		$39,110

Notes to Financial Statements (continued)

		International Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$10,440,227	$–	$10,440,227
Total	$10,440,227	$–	$10,440,227

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$10,440,227	$–	$–		$(10,440,227)	$–
Total	$10,440,227	$–	$–		$(10,440,227)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of October 31, 2020.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended October 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

The Growth Leaders Fund utilized the Facility on November 22, 2019 with a borrowing amount of $50,200,000. The average interest rate was 2.80% and total interest paid amounted to $11,725.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended October 31, 2020, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

Notes to Financial Statements (continued)

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the year ended October 31, 2020:

								Alpha Strategy Fund
Affiliated Issuer	Balance of Shares Held at 10/31/2019	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2020	Fair Value at 10/31/2020	Net Realized Gain 11/1/2019 to 10/31/2020		Dividend Income 11/1/2019 to 10/31/2020	Change in Appreciation (Depreciation 11/1/2019 to 10/31/2020)
Lord Abbett Developing Growth Fund, Inc. – Class I	6,293,405	1,219,794	(3,527,332)	3,985,867	$135,399,903	$38,527,334	(a)	$–	$15,114,111
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	3,528,280	778,098	(985,330)	3,321,048	67,384,060	3,751,795	(b)	–	(13,601,263)
Lord Abbett Securities Trust – International Opportunities Fund – Class I	11,395,952	305,385	(3,693,983)	8,007,354	129,478,917	6,021,472		2,763,597	(12,948,956)
Lord Abbett Securities Trust - Micro-Cap Growth Fund – Class I	5,576,731	935,326	(3,225,284)	3,286,773	67,247,368	19,158,687	(c)	–	14,285,014
Lord Abbett Research Fund, Inc. – Small Cap Value Fund – Class I	8,905,270	1,831,642	(1,885,406)	8,851,506	133,392,192	(6,196,820	)(d)	880,426	(24,430,777)
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	9,590,809	1,363,372	(3,318,069)	7,636,112	135,999,158	7,601,580	(e)	1,099,546	(8,321,356)
Total					$668,901,598	$68,864,048		$4,743,569	$(29,903,227)

(a)	Includes $28,247,947 of distributed capital gains.
(b)	Includes $13,929,615 of distributed capital gains.
(c)	Includes $13,216,296 of distributed capital gains.
(d)	Includes $25,232,472 of distributed capital gains.
(e)	Includes $18,946,901 of distributed capital gains.

14.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

Notes to Financial Statements (continued)

The initial collateral received by the funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Funds’ agent; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2020, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Growth Leaders Fund	$523,600	$595,000
Health Care Fund	39,193	40,762
International Equity Fund	1,037,980	1,128,158
International Opportunities Fund	2,738,649	3,599,323
International Value Fund	5,304,384	5,237,200

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

15.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Durable Growth Fund. Focused Growth Fund, Focused Large Cap Value Fund, Fundamental Equity Fund, Global Equity Research Fund, Growth Leaders Fund, International Equity Fund and International Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Focused Small Cap Value Fund, Focused Growth Fund, Fundamental Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Durable Growth Fund, Focused Growth Fund and Growth Leaders Fund employ a growth investing style, Global Equity Research Fund employs a blended growth investing and value investing style, and Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, International Value Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Equity Research Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs.

Notes to Financial Statements (continued)

Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Growth Leaders Fund, Health Care Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

Health Care Fund is subject to the risks of investing in the health care sector, including changes in government regulations, dependence on patents and intellectual property rights, expenses and losses from litigation based on product liability and similar claims, industry competition, extensive research and development, marketing, and sales costs, and rapid technological change and potential for product obsolescence. Health Care Fund is also subject to the risks of investing in structured securities. As a result, Health Care Fund is subject to the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as liquidity risk and the risk that the issuer and/or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms.

International Value Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Value Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Alpha Strategy Fund, Global Equity Research Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Health Care Fund, Focused Large Cap Value Fund and Focused Small Cap Value Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds

Notes to Financial Statements (continued)

(sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Focused Growth Fund and Focused Large Cap Value Fund are non-diversified mutual funds under the Act. The value of each Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Global Equity Research Fund and Health Care Fund are newly organized and there can be no assurance that a Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. A Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors can affect each Fund’s performance.

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,089,872	$43,355,666	1,936,873	$44,322,451
Converted from Class C*	1,101,831	23,484,272	716,346	17,053,037
Reinvestment of distributions	2,522,201	56,648,626	2,793,742	56,209,490
Shares reacquired	(8,088,314)	(168,814,292)	(4,466,691)	(104,513,019)
Increase (decrease)	(2,374,410)	$(45,325,728)	980,270	$13,071,959

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	448,811	$7,536,122	648,264	$11,881,327
Reinvestment of distributions	745,028	13,276,398	999,837	16,617,299
Shares reacquired	(1,677,782)	(28,359,437)	(2,128,169)	(41,118,494)
Converted to Class A*	(1,392,677)	(23,484,272)	(870,238)	(17,053,037)
Decrease	(1,876,620)	$(31,031,189)	(1,350,306)	$(29,672,905)

Class F Shares
Shares sold	1,045,928	$22,416,684	2,031,440	$47,362,668
Reinvestment of distributions	772,654	17,500,621	958,776	19,415,210
Shares reacquired	(3,825,862)	(76,385,706)	(3,310,986)	(77,171,909)
Decrease	(2,007,280)	$(36,468,401)	(320,770)	$(10,394,031)

Class F3 Shares
Shares sold	488,060	$10,125,114	306,118	$7,490,426
Reinvestment of distributions	177,457	4,127,641	206,700	4,274,550
Shares reacquired	(552,465)	(12,025,640)	(444,819)	(10,871,528)
Increase	113,052	$2,227,115	67,999	$893,448

Class I Shares
Shares sold	790,561	$16,748,038	710,550	$17,555,047
Reinvestment of distributions	508,610	11,799,741	474,059	9,789,326
Shares reacquired	(3,821,379)	(81,468,364)	(649,328)	(15,636,447)
Increase (decrease)	(2,522,208)	$(52,920,585)	535,281	$11,707,926

Class R2 Shares
Shares sold	15,003	$312,973	16,203	$348,739
Reinvestment of distributions	7,418	159,120	6,506	126,278
Shares reacquired	(19,809)	(363,370)	(57,525)	(1,360,572)
Increase (decrease)	2,612	$108,723	(34,816)	$(885,555)

Class R3 Shares
Shares sold	136,052	$2,723,948	133,797	$3,056,487
Reinvestment of distributions	165,768	3,583,900	187,841	3,664,779
Shares reacquired	(489,838)	(10,160,044)	(278,393)	(6,386,647)
Increase (decrease)	(188,018)	$(3,852,196)	43,245	$334,619

Class R4 Shares
Shares sold	43,297	$922,234	50,981	$1,190,516
Reinvestment of distributions	20,202	452,531	19,121	383,942
Shares reacquired	(42,994)	(897,945)	(47,528)	(1,122,234)
Increase	20,505	$476,820	22,574	$452,224

Class R5 Shares
Shares sold	27,836	$610,946	10,161	$275,029
Reinvestment of distributions	1,707	39,612	1,961	40,519
Shares reacquired	(14,890)	(337,903)	(4,044)	(91,221)
Increase	14,653	$312,655	8,078	$224,327

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	41,185	$903,044	42,360	$1,025,818
Reinvestment of distributions	9,684	225,350	8,857	183,260
Shares reacquired	(46,584)	(1,036,708)	(11,481)	(286,551)
Increase	4,285	$91,686	39,736	$922,527

Durable Growth Fund	Year Ended October 31, 2020(a)
Class A Shares	Shares	Amount
Shares sold	105,323	$1,704,548
Reinvestment of distributions	12	185
Shares reacquired	(25,265)	(414,525)
Increase	80,070	$1,290,208

Class C Shares
Shares sold	12,788	$210,965
Shares reacquired	(858)	(12,757)
Increase	11,930	$198,208

Class F Shares
Shares sold	34,968	$530,262
Reinvestment of distributions	32	493
Shares reacquired	(17,017)	(261,750)
Increase	17,983	$269,005

Class F3 Shares
Shares sold	7,334	$110,000
Reinvestment of distributions	8	128
Increase	7,342	$110,128

Class I Shares
Shares sold	12,457,602	$206,631,112
Reinvestment of distributions	38	573
Shares reacquired	(2,109,887)	(40,830,092)
Increase	10,347,753	$165,801,593

Class R3 Shares
Shares sold	667	$10,000
Reinvestment of distributions	–	4
Shares reacquired	–	59
Increase	667	$10,063

Class R4 Shares
Shares sold	667	$10,000
Reinvestment of distributions	–	8
Shares reacquired	–	36
Increase	667	$10,044

Class R5 Shares
Shares sold	666.67	$10,000
Reinvestment of distributions	0.76	12
Increase	667.43	$10,012

Notes to Financial Statements (continued)

Durable Growth Fund	Year Ended October 31, 2020(a)
Class R6 Shares	Shares	Amount
Shares sold	45,312	$699,067
Reinvestment of distributions	38	583
Shares reacquired	(32,830)	(500,000)
Increase	12,520	$199,650

Focused Growth Fund	Year Ended October 31, 2020		Year Ended October 31, 2019(b)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	434,819	$9,703,851	313,088	$4,982,505
Converted from Class C*	2,497	60,294	–	–
Shares reacquired	(281,008)	(5,735,273)	(5,247)	(86,577)
Increase	156,308	$4,028,872	307,841	$4,895,928

Class C Shares
Shares sold	71,782	$1,605,692	9,893	$150,587
Shares reacquired	(9,531)	(205,158)	–	–
Converted to Class A*	(2,523)	(60,294)	–	–
Increase	59,728	$1,340,240	9,893	$150,587

Class F Shares
Shares sold	190,397	$4,699,476	65,436	$1,018,838
Shares reacquired	(38,191)	(777,214)	(2,275)	(37,420)
Increase	152,206	$3,922,262	63,161	$981,418

Class F3 Shares
Shares sold	–	$–	33,333	$500,000
Increase	–	$–	33,333	$500,000

Class I Shares
Shares sold	38,511	$965,055	118,709	$1,862,022
Shares reacquired	(31,893)	(712,410)	(24,990)	(414,549)
Increase	6,618	$252,645	93,719	$1,447,473

Class R3 Shares
Shares sold	–	$–	666.66	$10,000
Increase	–	$–	666.66	$10,000

Class R4 Shares
Shares sold	–	$–	666.66	$10,000
Increase	–	$–	666.66	$10,000

Class R5 Shares
Shares sold	–	$–	666.67	$10,000
Shares reacquired	–	–	–	–
Increase	–	$–	666.67	$10,000

Class R6 Shares
Shares sold	91,308	$2,043,385	114,343	$1,820,777
Shares reacquired	(43,053)	(888,522)	–	–
Increase	48,255	$1,154,863	114,343	$1,820,777

Notes to Financial Statements (continued)

Focused Large Cap Value Fund	Year Ended October 31, 2020		Year Ended October 31, 2019(c)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	58,910	$782,489	34,405	$511,285
Reinvestment of distributions	182	2,767	–	–
Shares reacquired	(51,695)	(735,734)	–	–
Increase	7,397	$49,522	34,405	$511,285

Class C Shares
Shares sold	11,228	$132,753	7,903	$118,476
Reinvestment of distributions	21	326	–	–
Shares reacquired	(12,635)	(172,705)	(570)	(8,082)
Increase (decrease)	(1,386)	$(39,626)	7,333	$110,394

Class F Shares
Shares sold	4,808	$62,373	33,333	$500,000
Reinvestment of distributions	196	2,983	–	–
Shares reacquired	(35,265)	(481,111)	–	–
Increase (decrease)	(30,261)	$(415,755)	33,333	$500,000

Class F3 Shares
Shares sold	–	$–	33,333	$500,000
Reinvestment of distributions	211	3,213	–	–
Shares reacquired	(32,613)	(445,593)	–	–
Increase (decrease)	(32,402)	$(442,380)	33,333	$500,000

Class I Shares
Shares sold	39,120,270	$441,893,283	2,612,058	$38,394,069
Reinvestment of distributions	16,392	249,649	–	–
Shares reacquired	(8,761,641)	(113,729,358)	(22,341)	(332,212)
Increase	30,375,021	$328,413,574	2,589,717	$38,061,857

Class R3 Shares
Shares sold	5	$73	666.67	$10,000
Reinvestment of distributions	3	43	–	–
Increase	8	$116	666.67	$10,000

Class R4 Shares
Shares sold	–	$–	666.67	$10,000
Reinvestment of distributions	3	53	–	–
Increase	3	$53	666.67	$10,000

Class R5 Shares
Shares sold	–	$–	666.67	$10,000
Reinvestment of distributions	4	64	–	–
Increase	4	$64	666.67	$10,000

Class R6 Shares
Shares sold	36,297	$449,218	35,008	$525,000
Reinvestment of distributions	211	3,213	–	–
Shares reacquired	(43,319)	(579,584)	–	–
Increase (decrease)	(6,811)	$(127,153)	35,008	$525,000

Notes to Financial Statements (continued)

Focused Small Cap Value Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	438,085	$9,162,393	11,847	$281,257
Reinvestment of distributions	42,884	930,586	37,848	921,231
Shares reacquired	(535,543)	(8,651,100)	(41,661)	(1,035,362)
Increase (decrease)	(54,574)	$1,441,879	8,034	$167,126

Class C Shares(d)
Shares sold	5,401	$107,961	365.10	$10,000
Reinvestment of distributions	69	1,597	–	–
Shares reacquired	(711)	(11,019)	–	–
Increase	4,759	$98,539	365.10	$10,000

Class F Shares(d)
Shares sold	41,829	$800,286	365.10	$10,000
Reinvestment of distributions	64	1,500	–	–
Shares reacquired	(3,606)	(71,014)	–	–
Increase	38,287	$730,772	365.10	$10,000

Class F3 Shares(d)
Shares sold	–	$–	365.10	$10,000
Reinvestment of distributions	64	1,500	–	–
Increase	64	$1,500	365.10	$10,000

Class I Shares
Shares sold	198,740	$4,446,865	161,876	$4,447,058
Reinvestment of distributions	699,990	16,379,773	636,560	16,499,645
Shares reacquired	(1,722,466)	(37,155,659)	(694,231)	(17,750,531)
Increase (decrease)	(823,736)	$(16,329,021)	104,205	$3,196,172

Class R3 Shares(d)
Shares sold	–	$–	365.10	$10,000
Reinvestment of distributions	64	1,500	–	–
Shares reacquired	(429)	(6,320)	–	–
Increase (decrease)	(365)	$(4,820)	365.10	$10,000

Class R4 Shares(d)
Shares sold	–	$–	365.10	$10,000
Reinvestment of distributions	64	1,500	–	–
Shares reacquired	(429)	(6,336)	–	–
Increase (decrease)	(365)	$(4,836)	365.10	$10,000

Class R5 Shares(d)
Shares sold	–	$–	365.10	$10,000
Reinvestment of distributions	64.09	1,500	–	–
Increase	64.09	$1,500	365.10	$10,000

Class R6 Shares(d)
Shares sold	52,623	$1,109,409	49,829	$1,318,610
Reinvestment of distributions	64	1,500	–	–
Shares reacquired	(18,034)	(324,689)	–	–
Increase	34,653	$786,220	49,829	$1,318,610

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,188,498	$43,418,303	4,718,174	$55,165,061
Converted from Class C*	5,226,450	55,203,791	3,683,848	44,448,681
Reinvestment of distributions	11,401,124	132,025,015	10,083,565	115,658,483
Shares reacquired	(29,769,304)	(317,448,216)	(27,315,112)	(324,121,133)
Shares issued in reorganization (See Note 17)	–	–	4,361,818	52,385,435
Decrease	(8,953,232)	$(86,801,107)	(4,467,707)	$(56,463,473)

Class C Shares
Shares sold	691,274	$6,387,499	870,720	$8,928,523
Reinvestment of distributions	1,522,175	15,434,858	1,754,685	17,845,137
Shares reacquired	(3,965,989)	(37,181,352)	(6,028,943)	(63,103,130)
Converted to Class A*	(5,993,619)	(55,203,791)	(4,170,352)	(44,448,681)
Shares issued in reorganization (See Note 17)	–	–	1,107,914	11,777,130
Decrease	(7,746,159)	$(70,562,786)	(6,465,976)	$(69,001,021)

Class F Shares
Shares sold	1,433,812	$15,575,714	2,235,497	$26,350,493
Reinvestment of distributions	1,631,329	18,629,776	1,532,614	17,364,522
Shares reacquired	(6,705,371)	(70,451,225)	(10,171,607)	(118,364,600)
Shares issued in reorganization (See Note 17)	–	–	1,405,515	16,683,465
Decrease	(3,640,230)	$(36,245,735)	(4,997,981)	$(57,966,120)

Class F3 Shares
Shares sold	288,689	$3,142,272	179,608	$2,191,371
Reinvestment of distributions	180,261	2,109,059	153,157	1,772,029
Shares reacquired	(664,831)	(7,264,981)	(528,928)	(6,385,071)
Shares issued in reorganization (See Note 17)	–	–	241,589	2,930,474
Increase (decrease)	(195,881)	$(2,013,650)	45,426	$508,803

Class I Shares
Shares sold	12,582,859	$140,110,329	22,514,073	$280,040,627
Reinvestment of distributions	5,308,220	61,787,685	674,198	7,773,499
Shares reacquired	(41,834,305)	(408,261,259)	(9,822,144)	(118,890,371)
Shares issued in reorganization (See Note 17)	–	–	27,933,427	337,435,793
Increase (decrease)	(23,943,226)	$(206,363,245)	41,299,554	$506,359,548

Class P Shares
Shares sold	38,910	$395,112	39,457	$460,418
Reinvestment of distributions	45,179	512,324	40,900	460,530
Shares reacquired	(150,905)	(1,618,060)	(119,152)	(1,397,845)
Decrease	(66,816)	$(710,624)	(38,795)	$(476,897)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2020		October 31, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	48,263	$494,664	136,576	$1,594,416
Reinvestment of distributions	25,619	290,000	16,758	188,189
Shares reacquired	(102,194)	(1,093,622)	(160,033)	(1,897,172)
Shares issued in reorganization (See Note 17)	–	–	43,370	509,602
Increase (decrease)	(28,312)	$(308,958)	36,671	$395,035

Class R3 Shares
Shares sold	1,538,350	$15,852,051	685,521	$8,057,902
Reinvestment of distributions	877,394	9,958,420	863,530	9,723,346
Shares reacquired	(2,966,968)	(30,852,539)	(2,982,209)	(35,034,683)
Shares issued in reorganization (See Note 17)	–	–	7,590	89,490
Decrease	(551,224)	$(5,042,068)	(1,425,568)	$(17,163,945)

Class R4 Shares
Shares sold	76,886	$831,775	101,971	$1,217,294
Reinvestment of distributions	36,123	415,774	28,501	324,914
Shares reacquired	(292,446)	(3,170,812)	(150,357)	(1,834,834)
Shares issued in reorganization (See Note 17)	–	–	1,046	12,488
Decrease	(179,437)	$(1,923,263)	(18,839)	$(280,138)

Class R5 Shares
Shares sold	81,760	$955,940	76,473	$912,647
Reinvestment of distributions	10,804	125,869	6,197	71,449
Shares reacquired	(125,349)	(1,307,288)	(30,030)	(368,002)
Shares issued in reorganization (See Note 17)	–	–	1,043	12,604
Increase (decrease)	(32,785)	$(225,479)	53,683	$628,698

Class R6 Shares
Shares sold	219,870	$2,369,313	630,249	$7,306,094
Reinvestment of distributions	156,188	1,828,961	88,317	1,022,708
Shares reacquired	(1,030,695)	(10,971,855)	(487,162)	(6,011,663)
Shares issued in reorganization (See Note 17)	–	–	168,358	2,043,859
Increase (decrease)	(654,637)	$(6,773,581)	399,762	$4,360,998

Notes to Financial Statements (continued)

Global Equity Research Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	67,708	$783,138	53,087	$547,006
Converted from Class C*	2,969	35,757	213	2,344
Reinvestment of distributions	3,449	41,353	14,647	143,542
Shares reacquired	(174,136)	(1,903,357)	(45,581)	(495,091)
Increase (decrease)	(100,010)	$(1,043,109)	22,366	$197,801

Class C Shares
Shares sold	11,199	$132,299	11,438	$121,417
Reinvestment of distributions	157	1,871	2,799	27,287
Shares reacquired	(16,261)	(187,627)	(27,655)	(302,168)
Converted to Class A*	(2,995)	(35,757)	(214)	(2,344)
Decrease	(7,900)	$(89,214)	(13,632)	$(155,808)

Class F Shares
Shares sold	878	$11,000	77,850	$888,980
Reinvestment of distributions	1,452	17,441	5,822	57,059
Shares reacquired	(79,072)	(932,988)	(2,391)	(27,496)
Increase (decrease)	(76,742)	$(904,547)	81,281	$918,543

Class F3 Shares
Reinvestment of distributions	15	$181	56	$551
Increase	15	$181	56	$551

Class I Shares
Reinvestment of distributions	1,484	$17,804	5,619	$55,069
Increase	1,484	$17,804	5,619	$55,069

Class R2 Shares
Reinvestment of distributions	9	$107	49	$487
Shares reacquired	(1,112)	(11,500)	–	–
Increase (decrease)	(1,103)	$(11,393)	49	$487

Class R3 Shares
Shares sold	1,641	$19,964	3,162	$34,863
Reinvestment of distributions	160	1,908	824	8,046
Shares reacquired	(55)	(667)	(1,598)	(16,908)
Increase	1,746	$21,205	2,388	$26,001

Class R4 Shares
Reinvestment of distributions	12	$150	54	$531
Increase	12	$150	54	$531

Class R5 Shares
Reinvestment of distributions	15	$182	58	$562
Increase	15	$182	58	$562

Class R6 Shares
Shares sold	9,840	$123,399	56,579	$612,293
Shares reacquired	(19,272)	(234,374)	(18,445)	(202,934)
Increase (decrease)	(9,432)	$(110,975)	38,134	$409,359

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	18,281,151	$613,241,998	9,574,121	$260,894,777
Converted from Class C*	1,928,904	72,420,199	450,402	12,611,775
Reinvestment of distributions	2,858,584	78,067,940	5,703,953	131,362,113
Shares reacquired	(12,621,781)	(409,386,625)	(10,904,698)	(291,740,042)
Increase	10,446,858	$354,343,512	4,823,778	$113,128,623

Class C Shares
Shares sold	5,995,648	$178,733,815	4,874,829	$120,614,002
Reinvestment of distributions	2,026,352	50,820,908	4,194,598	90,016,077
Shares reacquired	(6,241,038)	(184,768,951)	(5,890,335)	(145,940,340)
Converted to Class A*	(2,110,329)	(72,420,199)	(485,536)	(12,611,775)
Increase (decrease)	(329,367)	$(27,634,427)	2,693,556	$52,077,964

Class F Shares
Shares sold	30,664,509	$1,054,984,638	17,961,047	$493,296,464
Reinvestment of distributions	3,547,411	98,830,859	7,214,078	168,809,431
Shares reacquired	(21,088,458)	(700,112,273)	(19,155,816)	(517,175,665)
Increase	13,123,462	$453,703,224	6,019,309	$144,930,230

Class F3 Shares
Shares sold	4,295,402	$162,030,303	1,460,074	$41,997,664
Reinvestment of distributions	212,922	5,998,021	297,904	7,036,481
Shares reacquired	(952,101)	(33,483,279)	(688,380)	(19,372,905)
Increase	3,556,223	$134,545,045	1,069,598	$29,661,240

Class I Shares
Shares sold	12,502,496	$421,762,720	4,186,429	$118,557,567
Reinvestment of distributions	1,446,088	40,562,759	4,452,801	104,818,928
Shares reacquired	(7,842,296)	(277,609,307)	(14,025,170)	(393,625,778)
Increase (decrease)	6,106,288	$184,716,172	(5,385,940)	$(170,249,283)

Class R2 Shares
Shares sold	56,383	$1,897,951	21,383	$552,400
Reinvestment of distributions	1,660	44,544	3,881	88,243
Shares reacquired	(61,514)	(1,810,369)	(29,433)	(799,202)
Increase (decrease)	(3,471)	$132,126	(4,169)	$(158,559)

Class R3 Shares
Shares sold	104,458	$3,386,244	79,419	$2,148,140
Reinvestment of distributions	42,361	1,134,001	105,069	2,381,915
Shares reacquired	(176,443)	(6,023,366)	(216,716)	(5,723,924)
Decrease	(29,624)	$(1,503,121)	(32,228)	$(1,193,869)

Class R4 Shares
Shares sold	189,027	$5,694,409	86,092	$2,250,949
Reinvestment of distributions	10,913	298,136	14,565	335,582
Shares reacquired	(128,858)	(4,353,339)	(84,758)	(2,346,240)
Increase	71,082	$1,639,206	15,899	$240,291

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	119,938	$4,183,168	129,982	$3,744,733
Reinvestment of distributions	26,421	741,362	56,291	1,325,659
Shares reacquired	(138,213)	(4,812,019)	(150,726)	(4,168,242)
Increase	8,146	$112,511	35,547	$902,150

Class R6 Shares
Shares sold	738,445	$25,990,050	575,215	$15,789,971
Reinvestment of distributions	57,545	1,621,043	73,296	1,731,263
Shares reacquired	(552,495)	(17,778,515)	(236,259)	(6,656,765)
Increase	243,495	$9,832,578	412,252	$10,864,469

Health Care Fund	Year Ended October 31, 2020		Year Ended October 31, 2019(c)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	91,012	$1,606,250	62,564	$927,336
Shares reacquired	(48,656)	(799,696)	–	–
Increase	42,356	$806,554	62,564	$927,336

Class C Shares
Shares sold	18,378	$325,976	8,941	$132,309
Shares reacquired	(10,151)	(175,759)	–	–
Increase	8,227	$150,217	8,941	$132,309

Class F Shares
Shares sold	6,790	$120,001	33,333	$500,000
Reinvestment of distributions	2	37	–	–
Shares reacquired	(34,470)	(633,133)	–	–
Increase (decrease)	(27,678)	$(513,095)	33,333	$500,000

Class F3 Shares
Shares sold	–	$–	33,333	$500,000
Reinvestment of distributions	23	346	–	–
Shares reacquired	(31,530)	(577,083)	–	–
Increase (decrease)	(31,507)	$(576,737)	33,333	$500,000

Class I Shares
Shares sold	–	$–	7,333	$110,000
Reinvestment of distributions	4	54	–	–
Shares reacquired	(6,452)	(118,013)	–	–
Increase (decrease)	(6,448)	$(117,959)	7,333	$110,000

Class R3 Shares
Shares sold	–	$–	666.67	$10,000
Increase	–	$–	666.67	$10,000

Class R4 Shares
Shares sold	–	$–	666.67	$10,000
Increase	–	$–	666.67	$10,000

Notes to Financial Statements (continued)

Health Care Fund	Year Ended October 31, 2020		Year Ended October 31, 2019(c)
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	666.67	$10,000
Reinvestment of distributions	–	5	–	–
Increase	–	$5	666.67	$10,000

Class R6 Shares
Shares sold	62,558	$1,019,533	33,377	$500,613
Reinvestment of distributions	23	346	–	–
Shares reacquired	(34,524)	(627,476)	–	–
Increase	28,057	$392,403	33,377	$500,613

International Equity Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	642,645	$8,200,504	767,237	$9,361,078
Converted from Class C*	149,893	1,969,103	56,367	712,132
Reinvestment of distributions	189,205	2,569,398	332,029	3,801,727
Shares reacquired	(3,033,576)	(37,897,966)	(3,571,725)	(44,065,459)
Decrease	(2,051,833)	$(25,158,961)	(2,416,092)	$(30,190,522)

Class C Shares
Shares sold	41,975	$518,824	64,962	$787,135
Reinvestment of distributions	5,240	71,063	9,329	106,626
Shares reacquired	(208,954)	(2,595,055)	(270,455)	(3,316,716)
Converted to Class A*	(150,680)	(1,969,103)	(56,744)	(712,132)
Decrease	(312,419)	$(3,974,271)	(252,908)	$(3,135,087)

Class F Shares
Shares sold	134,470	$1,779,804	216,036	$2,660,956
Reinvestment of distributions	58,859	794,605	110,757	1,260,411
Shares reacquired	(3,126,496)	(38,695,120)	(1,426,548)	(17,554,903)
Decrease	(2,933,167)	$(36,120,711)	(1,099,755)	$(13,633,536)

Class F3 Shares
Shares sold	79,051	$1,057,492	40,455	$507,547
Reinvestment of distributions	5,613	76,992	9,709	112,239
Shares reacquired	(93,281)	(1,222,927)	(123,719)	(1,546,723)
Decrease	(8,617)	$(88,443)	(73,555)	$(926,937)

Class I Shares
Shares sold	1,321,968	$17,511,567	553,797	$6,945,062
Reinvestment of distributions	243,036	3,329,599	549,976	6,346,721
Shares reacquired	(3,189,966)	(43,162,311)	(8,753,899)	(110,005,402)
Decrease	(1,624,962)	$(22,321,145)	(7,650,126)	$(96,713,619)

Class P Shares
Shares sold	48	$610	66	$825
Reinvestment of distributions	39	544	62	706
Shares reacquired	(486)	(6,471)	(188)	(2,350)
Decrease	(399)	$(5,317)	(60)	$(819)

Notes to Financial Statements (continued)

International Equity Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	3,283	$41,953	8,518	$106,300
Reinvestment of distributions	162	2,195	185	2,126
Shares reacquired	(27,471)	(299,532)	(5,347)	(67,134)
Increase (decrease)	(24,026)	$(255,384)	3,356	$41,292

Class R3 Shares
Shares sold	72,743	$893,248	98,258	$1,192,235
Reinvestment of distributions	6,649	89,018	13,788	155,667
Shares reacquired	(229,010)	(2,953,782)	(304,335)	(3,711,897)
Decrease	(149,618)	$(1,971,516)	(192,289)	$(2,363,995)

Class R4 Shares
Shares sold	26,181	$334,025	29,206	$360,320
Reinvestment of distributions	1,213	16,392	1,800	20,518
Shares reacquired	(29,947)	(383,267)	(19,307)	(236,550)
Increase (decrease)	(2,553)	$(32,850)	11,699	$144,288

Class R5 Shares
Shares sold	1,555	$20,106	861	$10,950
Reinvestment of distributions	104	1,430	140	1,612
Shares reacquired	(3,025)	(40,745)	(509)	(6,415)
Increase (decrease)	(1,366)	$(19,209)	492	$6,147

Class R6 Shares
Shares sold	7,203	$99,503	13,196	$155,346
Reinvestment of distributions	152	2,096	186	2,148
Shares reacquired	(36,013)	(450,847)	(43,449)	(555,033)
Decrease	(28,658)	$(349,248)	(30,067)	$(397,539)

International Opportunities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	760,276	$11,555,309	773,410	$11,705,432
Converted from Class C*	105,250	1,636,396	38,705	601,117
Reinvestment of distributions	87,790	1,454,675	1,093,179	15,282,642
Shares reacquired	(2,721,200)	(40,979,780)	(4,262,836)	(65,159,953)
Decrease	(1,767,884)	$(26,333,400)	(2,357,542)	$(37,570,762)

Class C Shares
Shares sold	123,408	$1,808,409	171,903	$2,372,915
Reinvestment of distributions	6,381	98,204	230,489	2,991,751
Shares reacquired	(647,947)	(8,895,347)	(1,011,279)	(14,347,970)
Converted to Class A*	(113,756)	(1,636,396)	(41,834)	(601,117)
Decrease	(631,914)	$(8,625,130)	(650,721)	$(9,584,421)

Class F Shares
Shares sold	781,507	$11,657,260	3,127,784	$46,668,008
Reinvestment of distributions	62,372	1,022,286	931,165	12,868,695
Shares reacquired	(3,799,996)	(55,967,692)	(10,678,693)	(163,231,093)
Decrease	(2,956,117)	$(43,288,146)	(6,619,744)	$(103,694,390)

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	339,811	$5,211,076	256,576	$4,086,577
Reinvestment of distributions	16,394	280,820	156,610	2,259,887
Shares reacquired	(429,731)	(6,706,269)	(533,032)	(8,479,003)
Decrease	(73,526)	$(1,214,373)	(119,846)	$(2,132,539)

Class I Shares
Shares sold	383,771	$5,985,361	1,468,815	$23,403,291
Reinvestment of distributions	184,630	3,147,949	1,638,684	23,564,274
Shares reacquired	(4,927,626)	(76,300,116)	(3,315,166)	(52,601,168)
Decrease	(4,359,225)	$(67,166,806)	(207,667)	$(5,633,603)

Class P Shares
Shares sold	2,368	$38,976	498	$7,839
Reinvestment of distributions	52	891	776	11,144
Shares reacquired	(871)	(13,302)	(3,099)	(50,736)
Increase (decrease)	1,549	$26,565	(1,825)	$(31,753)

Class R2 Shares
Shares sold	46,675	$655,760	74,942	$1,138,054
Reinvestment of distributions	1,631	26,601	21,672	298,204
Shares reacquired	(95,590)	(1,378,536)	(95,660)	(1,451,607)
Increase (decrease)	(47,284)	$(696,175)	954	$(15,349)

Class R3 Shares
Shares sold	316,332	$4,596,548	381,954	$5,669,574
Reinvestment of distributions	11,544	187,243	268,932	3,678,988
Shares reacquired	(579,477)	(8,227,429)	(1,558,908)	(23,275,731)
Decrease	(251,601)	$(3,443,638)	(908,022)	$(13,927,169)

Class R4 Shares
Shares sold	90,472	$1,337,820	210,639	$3,269,594
Reinvestment of distributions	4,037	66,568	24,276	337,923
Shares reacquired	(175,841)	(2,801,502)	(174,290)	(2,752,340)
Increase (decrease)	(81,332)	$(1,397,114)	60,625	$855,177

Class R5 Shares
Shares sold	527,631	$8,196,957	318,352	$4,896,019
Reinvestment of distributions	15,637	266,448	270,315	3,884,423
Shares reacquired	(639,879)	(8,882,336)	(1,799,660)	(28,372,327)
Decrease	(96,611)	$(418,931)	(1,210,993)	$(19,591,885)

Class R6 Shares
Shares sold	1,005,911	$15,530,561	1,165,326	$18,507,105
Reinvestment of distributions	24,719	423,436	224,744	3,243,056
Shares reacquired	(1,063,705)	(16,481,416)	(1,361,388)	(21,573,085)
Increase (decrease)	(33,075)	$(527,419)	28,682	$177,076

Notes to Financial Statements (continued)

International Value Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,362,540	$20,988,271	3,801,220	$25,543,177
Converted from Class C*	1,257,977	7,942,129	399,257	2,749,743
Reinvestment of distributions	642,320	4,069,241	1,174,724	7,982,832
Shares reacquired	(11,073,443)	(69,291,701)	(11,762,268)	(79,261,194)
Decrease	(5,810,606)	$(36,292,060)	(6,387,067)	$(42,985,442)

Class C Shares
Shares sold	116,560	$736,623	156,977	$1,052,086
Reinvestment of distributions	36,121	231,625	112,990	766,245
Shares reacquired	(1,370,675)	(8,502,971)	(2,080,259)	(13,904,624)
Converted to Class A*	(1,268,228)	(7,942,129)	(402,931)	(2,749,743)
Decrease	(2,486,222)	$(15,476,852)	(2,213,223)	$(14,836,036)

Class F Shares
Shares sold	1,276,200	$8,124,091	2,762,728	$18,744,587
Reinvestment of distributions	81,787	520,986	164,638	1,121,397
Shares reacquired	(2,869,473)	(17,538,005)	(5,543,501)	(37,378,303)
Decrease	(1,511,486)	$(8,892,928)	(2,616,135)	$(17,512,319)

Class F3 Shares
Shares sold	682,416	$4,290,243	818,922	$5,549,050
Reinvestment of distributions	73,214	464,168	123,243	841,245
Shares reacquired	(1,264,958)	(8,054,376)	(1,391,262)	(9,491,928)
Decrease	(509,328)	$(3,299,965)	(449,097)	$(3,101,633)

Class I Shares
Shares sold	5,843,812	$35,479,009	2,593,354	$17,570,912
Reinvestment of distributions	678,632	4,300,880	1,169,360	7,984,324
Shares reacquired	(5,256,212)	(34,690,399)	(18,398,216)	(124,903,980)
Increase (decrease)	1,266,232	$5,089,490	(14,635,502)	$(99,348,744)

Class R2 Shares
Shares sold	881	$5,868	19,777	$136,968
Reinvestment of distributions	35	218	75	523
Shares reacquired	(60,515)	(433,765)	(10,637)	(73,753)
Increase (decrease)	(59,599)	$(427,679)	9,215	$63,738

Class R3 Shares
Shares sold	114,119	$720,791	115,300	$783,081
Reinvestment of distributions	16,184	103,892	29,117	200,440
Shares reacquired	(241,677)	(1,541,470)	(294,971)	(2,025,828)
Decrease	(111,374)	$(716,787)	(150,554)	$(1,042,307)

Class R4 Shares
Shares sold	2,990	$20,347	1,440	$9,542
Reinvestment of distributions	112	701	160	1,084
Shares reacquired	(2,223)	(13,255)	(2,401)	(16,297)
Increase (decrease)	879	$7,793	(801)	$(5,671)

Notes to Financial Statements (continued)

International Value Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	39	$212	258	$1,756
Reinvestment of distributions	12	80	54	367
Shares reacquired	(36)	(228)	(264)	(1,831)
Increase	15	$64	48	$292

Class R6 Shares
Shares sold	8,479	$54,105	15,922	$108,706
Reinvestment of distributions	42	270	78	532
Shares reacquired	(66,232)	(393,775)	(61,084)	(413,122)
Decrease	(57,711)	$(339,400)	(45,084)	$(303,884)

Value Opportunities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,910,034	$46,055,482	3,752,897	$66,187,933
Converted from Class C*	2,248,670	37,248,763	1,149,150	20,901,483
Reinvestment of distributions	4,842,769	81,745,942	4,554,701	78,887,425
Shares reacquired	(14,813,832)	(239,951,578)	(15,125,658)	(266,938,327)
Decrease	(4,812,359)	$(74,901,391)	(5,668,910)	$(100,961,486)

Class C Shares
Shares sold	318,879	$4,435,295	529,849	$8,095,824
Reinvestment of distributions	1,138,754	16,511,937	1,402,722	21,307,340
Shares reacquired	(3,181,663)	(44,706,161)	(4,878,778)	(75,020,977)
Converted to Class A*	(2,631,705)	(37,248,763)	(1,317,261)	(20,901,483)
Decrease	(4,355,735)	$(61,007,692)	(4,263,468)	$(66,519,296)

Class F Shares
Shares sold	1,381,384	$23,429,724	2,313,077	$41,740,454
Reinvestment of distributions	1,260,844	21,812,599	1,639,657	29,021,931
Shares reacquired	(5,708,517)	(94,731,088)	(12,529,094)	(225,857,303)
Decrease	(3,066,289)	$(49,488,765)	(8,576,360)	$(155,094,918)

Class F3 Shares
Shares sold	1,695,794	$28,270,170	2,330,846	$43,518,039
Reinvestment of distributions	1,568,561	27,904,698	1,620,065	29,371,776
Shares reacquired	(5,458,935)	(94,169,448)	(6,859,383)	(128,738,522)
Decrease	(2,194,580)	$(37,994,580)	(2,908,472)	$(55,848,707)

Class I Shares
Shares sold	2,064,402	$34,869,803	961,893	$17,806,754
Reinvestment of distributions	1,753,254	30,997,529	2,179,337	39,337,041
Shares reacquired	(6,620,246)	(111,712,805)	(10,309,720)	(191,202,476)
Decrease	(2,802,590)	$(45,845,473)	(7,168,490)	$(134,058,681)

Class P Shares
Shares sold	96,551	$1,526,223	92,438	$1,619,819
Reinvestment of distributions	148,473	2,448,323	137,034	2,324,097
Shares reacquired	(459,366)	(7,377,885)	(347,892)	(6,125,288)
Decrease	(214,342)	$(3,403,339)	(118,420)	$(2,181,372)

Notes to Financial Statements (continued)

Value Opportunities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	48,385	$720,604	110,386	$1,880,618
Reinvestment of distributions	40,808	654,971	32,716	541,780
Shares reacquired	(151,121)	(2,282,070)	(169,877)	(2,869,687)
Decrease	(61,928)	$(906,495)	(26,775)	$(447,289)

Class R3 Shares
Shares sold	462,949	$7,040,130	513,819	$8,806,383
Reinvestment of distributions	389,411	6,339,608	426,709	7,151,641
Shares reacquired	(1,480,687)	(23,164,281)	(1,870,901)	(32,453,823)
Decrease	(628,327)	$(9,784,543)	(930,373)	$(16,495,799)

Class R4 Shares
Shares sold	248,272	$3,995,003	254,756	$4,545,894
Reinvestment of distributions	272,329	4,591,465	259,988	4,497,790
Shares reacquired	(816,106)	(13,379,541)	(949,223)	(16,963,873)
Decrease	(295,505)	$(4,793,073)	(434,479)	$(7,920,189)

Class R5 Shares
Shares sold	32,461	$592,474	65,981	$1,178,244
Reinvestment of distributions	16,871	298,450	9,247	166,992
Shares reacquired	(72,377)	(1,293,024)	(36,590)	(676,241)
Increase (decrease)	(23,045)	$(402,100)	38,638	$668,995

Class R6 Shares
Shares sold	343,530	$5,936,985	766,687	$13,913,406
Reinvestment of distributions	205,390	3,651,835	400,545	7,257,877
Shares reacquired	(963,533)	(17,109,981)	(3,717,129)	(69,502,811)
Decrease	(414,613)	$(7,521,161)	(2,549,897)	$(48,331,528)

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.
(a)	Commenced on November 1, 2019.
(b)	Commenced on January 30, 2019.
(c)	Commenced on July 26, 2019.
(d)	Commenced on June 28, 2019.

17.	REORGANIZATION

As of the close of business on February 22, 2019, Fundamental Equity Fund acquired the net assets of Calibrated Large Cap Value Fund, pursuant to a plan of reorganization approved by Calibrated Large Cap Value Fund’s shareholders on October 31 2018. The reorganization permitted Calibrated Large Cap Value Fund shareholders to pursue a substantially similar investment goal, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereby holders of shares of Fundamental Equity Fund outstanding on February 22, 2019 received shares valued at $423,880,340 of Calibrated Large Cap Value Fund. Calibrated Large Cap Value Fund’s net assets at the date of acquisition, including $27,535,730 of net unrealized appreciation, $(49,933) of net investment losses and $(12,013,950) of accumulated net realized losses, were

Notes to Financial Statements (concluded)

combined with those of Fundamental Equity Fund. The cost basis of securities received from Calibrated Large Cap Value Fund was carried forward.

The total net assets of Calibrated Large Cap Value Fund immediately before the transfer were $423,880,340. Total net assets of Fundamental Equity Fund immediately before the transfer were $2,053,211,685. Total net assets of Fundamental Equity Fund immediately after the transfer were $2,477,092,025.

The following table illustrates share conversion ratios and dollar amounts of the reorganization on February 22, 2019:

Class	Calibrated Large Cap Value Fund Shares	Conversion Ratio	Fundamental Equity Fund Shares	Fundamental Equity Fund Amount
A	2,635,997	1.654713	4,361,818	$52,385,435
C	602,069	1.840179	1,107,914	11,777,130
F	837,536	1.678115	1,405,515	16,683,465
F3	147,215	1.641063	241,589	2,930,474
I	16,963,051	1.646722	27,933,427	337,435,793
R2	25,481	1.702043	43,370	509,602
R3	4,531	1.675276	7,590	89,490
R4	630	1.659422	1,046	12,488
R5	634	1.644442	1,043	12,604
R6	102,702	1.639275	168,358	2,043,859

Had the acquisition been completed on November 1, 2018 the beginning of Fundamental Equity Fund’s 2018 fiscal year, the Fund’s condensed proforma results of operations for the fiscal year ended October 31, 2019 would be as follows:

Net investment income:	$41,411,957

Net realized and unrealized gain on investments:	$134,745,038

Net realized and unrealized loss on futures contracts	$(137,890)

Net increase in net assets resulting from operations:	$176,019,105

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Calibrated Large Cap Value Fund’s portfolio holdings have been included in Fundamental Equity Fund’s Statement of Operations since the date of acquisition.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Alpha Strategy Fund, Lord Abbett Durable Growth Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Research Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, and Lord Abbett Value Opportunities Fund, thirteen of the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Trust, except for the Funds listed in the table below; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above of the Trust as of October 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Securities Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Lord Abbett Global Equity Research Fund	For the year ended October 31, 2020	For each of the two years in the period then ended	For the period from January 17, 2017 (commencement of operations) through October 31, 2017 and for each of the three years in the period then ended October 31, 2020
Lord Abbett Durable Growth Fund	For the year ended October 31, 2020	For the year ended October 31, 2020
Lord Abbett Focused Growth Fund	For the year ended October 31, 2020	For the period from January 30, 2019 (commencement of operations) through October 31, 2019 and for the year ended October 31, 2020
Lord Abbett Focused Large Cap Value Fund	For the year ended October 31, 2020	For the period from July 26, 2019 (commencement of operations) through October 31, 2019 and for the year ended October 31, 2020
Lord Abbett Health Care Fund	For the year ended October 31, 2020	For the period from July 26, 2019 (commencement of operations) through October 31, 2019 and for the year ended October 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2020, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc.-Class I	20.24%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund-Class I	19.94%
Lord Abbett Securities Trust-Focused Small Cap Value Fund-Class I	10.07%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	19.35%
Lord Abbett Securities Trust-Micro-Cap Growth Fund-Class I	10.05%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	20.32%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2020, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Inphi Corp.	2.49%
Five9, Inc.	2.37%
Fiverr International Ltd. (Israel)	2.20%
iRhythm Technologies, Inc.	1.77%
Inspire Medical Systems, Inc.	1.60%
LGI Homes, Inc.	1.59%
Natera, Inc.	1.50%
Deckers Outdoor Corp.	1.47%
Axon Enterprise, Inc.	1.47%
RH	1.46%

Holdings by Sector*	% of Investments
Consumer Discretionary	17.95%
Consumer Staples	3.15%
Financials	2.15%
Health Care	32.08%
Industrials	9.83%
Information Technology	26.00%
Real Estate	1.27%
Money Market Fund(a)	2.51%
Repurchase Agreement	4.78%
Time Deposit(a)	0.28%
Total	100.00%

*	A sector may comprise several industries.
(a)	Securities were purchased with the cash collateral from loaned securities.

Investments in Underlying Funds (unaudited)(continued)

Focused Small Cap Value Fund

Ten Largest Holdings	% of Investments
Hillenbrand, Inc.	3.82%
Masonite International Corp.	3.80%
ProSight Global, Inc.	3.48%
Bancorp, Inc. (The)	3.07%
AdvanSix, Inc.	3.07%
Spectrum Brands Holdings, Inc.	3.02%
Lundin Mining Corp.	3.01%
Brightsphere Investment Group, Inc.	2.93%
American Axle & Manufacturing Holdings, Inc.	2.91%
Worthington Industries, Inc.	2.84%

Holdings by Sector*	% of Investments
Communication Services	2.38%
Consumer Discretionary	7.34%
Consumer Staples	3.02%
Energy	3.02%
Financials	32.68%
Health Care	2.61%
Industrials	21.46%
Information Technology	7.12%
Materials	13.47%
Real Estate	6.47%
Repurchase Agreement	0.43%
Total	100.00%

*	A sector may comprise several industries.

International Opportunities Fund

Ten Largest Holdings	% of Investments
SHO-BOND Holdings Co. Ltd.	2.29%
Azbil Corp.	2.12%
Sanwa Holdings Corp.	1.88%
AusNet Services	1.80%
Tecan Group AG	1.77%
VanEck Vectors Junior Gold Miners	1.74%
Rheinmetall AG	1.67%
Xinyi Glass Holdings Ltd.	1.66%
Capcom Co., Ltd.	1.64%
Realtek Semiconductor Corp.	1.62%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Communication Services	5.07%
Consumer Discretionary	13.87%
Consumer Staples	3.94%
Financials	9.42%
Health Care	8.60%
Industrials	22.39%
Information Technology	15.46%
Materials	8.42%
Real Estate	8.28%
Utilities	3.31%
Money Market Fund(a)	0.84%
Repurchase Agreement	0.31%
Time Deposit(a)	0.09%
Total	100.00%

*	A sector may comprise several industries.
(a)	Securities were purchased with the cash collateral from loaned securities.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Calix, Inc.	2.99%
CERENCE, Inc.	2.48%
Sleep Number Corp.	2.14%
Chart Industries, Inc.	2.09%
Axonics Modulation Technologies, Inc.	2.07%
Sprout Social, Inc. Class A	2.06%
LGI Homes, Inc.	1.98%
TG Therapeutics, Inc.	1.94%
Malibu Boat Inc.	1.93%
CryoPort, Inc.	1.90%

Holdings by Sector*	% of Investments
Communication Services	0.02%
Consumer Discretionary	16.47%
Consumer Staples	3.62%
Financials	3.31%
Health Care	45.10%
Industrials	8.86%
Information Technology	18.97%
Real Estate	1.36%
Money Market Fund(a)	2.06%
Time Deposit(a)	0.23%
Total	100.00%

*	A sector may comprise several industries.
(a)	Securities were purchased with the cash collateral from loaned securities.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Bancorp, Inc. (The)	3.01%
Hillenbrand, Inc.	2.37%
Spectrum Brands Holdings, Inc.	2.35%
Dunkin’ Brands Group, Inc.	1.96%
Masonite International Corp.	1.95%
BankUnited, Inc.	1.89%
Valvoline, Inc.	1.86%
TCF Financial Corp.	1.85%
Worthington Industries, Inc.	1.81%
Bank of Hawaii Corp.	1.74%

Holdings by Sector*	% of Investments
Communication Services	1.21%
Consumer Discretionary	11.35%
Consumer Staples	3.23%
Energy	2.97%
Financials	26.40%
Health Care	5.56%
Industrials	18.58%
Information Technology	9.44%
Materials	6.74%
Real Estate	9.69%
Utilities	4.83%
Total	100.00%

*	A sector may comprise several industries.

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Entegris, Inc.	2.28%
Charles River Laboratories International, Inc.	2.19%
Discover Financial Services	2.14%
SVB Financial Group	2.09%
PerkinElmer, Inc.	2.05%
Landstar System, Inc.	2.04%
Dunkin’ Brands Group, Inc.	2.00%
STERIS plc	1.94%
Avery Dennison Corp.	1.94%
Axalta Coating Systems Ltd.	1.89%

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector*	% of Investments
Consumer Discretionary	13.33%
Consumer Staples	0.82%
Energy	1.07%
Financials	14.27%
Health Care	15.68%
Industrials	15.99%
Information Technology	20.18%
Materials	8.51%
Real Estate	5.98%
Utilities	4.17%
Total	100.00%

*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004-2015).
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006-Present). Previously served as director of Xerox Corporation (2008-2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003-2017); President of Wells Fargo Funds (2003-2016). Other Directorships: None.
Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors-FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).
John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).
Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the May 28-29, 2020 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through February 28, 2020. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Durable Growth Fund	100%	100%
Focused Large Cap Value Fund	95%	100%
Fundamental Equity Fund	100%	100%
Global Equity Research Fund	84%	100%
Growth Leaders Fund	29%	29%
Health Care Fund	100%	100%
International Equity Fund	–	100%
International Opportunities Fund	–	100%
International Value Fund	2%	100%
Value Opportunities Fund	100%	100%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2020, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Alpha Strategy Fund	$ –	$123,771,165
Fundamental Equity Fund	–	215,541,984
Focused Small Cap Value Fund	–	18,077,113
Growth Leaders Fund	50,781,905	254,848,239
Value Opportunities Fund	–	194,975,562

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
International Equity Fund	7,922,119	995,666
International Value Fund	15,264,236	2,015,838

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Durable Growth Fund

Lord Abbett Focused Growth Fund

Lord Abbett Focused Large Cap Value Fund

Lord Abbett Focused Small Cap Value Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Equity Research Fund

Lord Abbett Growth Leaders Fund

Lord Abbett Health Care Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett International Value Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/20)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund

For the fiscal year ended October 31, 2020

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

4	Investment Comparisons

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund Annual Report

For the fiscal year ended October 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

For the fiscal year ended October 31, 2020, the Fund returned 51.19%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 22.35% over the same period.

The trailing twelve-month period was characterized by several market-moving events. U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

1

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels. During its latest September meeting, the Fed voted to keep interest rates in a range of 0-0.25% to support the U.S. economy as it recovers from the deep impact of the COVID-19 related lockdowns. In its September statement, the Fed noted that it expects to keep rates unchanged until “inflation has risen to 2% and is on track to moderately exceed 2% for some time.”

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued

rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Security selection within the health care and consumer discretionary sectors contributed to relative performance. Within the health care sector, Twist Bioscience Corp., a developer of proprietary DNA manufacturing processes, was the largest contributor to relative performance. Shares of Twist rose as the company’s proprietary platform drove scale and product development, while lowering costs for synthetic DNA fragments, which are key for antibody drug discovery. Additionally, the Fund’s allocation to Silk Road Medical, Inc., a medical device company, contributed to relative performance. Shares of Silk rose as the company’s transcarotid artery revascularization (TCAR) procedure, a minimally-invasive approach to treat carotid artery disease, was expected to experience increased adoption.

Within the consumer discretionary sector, the Fund’s holding in Fiverr International Ltd., a developer of an e-commerce platform, contributed to relative performance over the period. Fiverr experienced accelerating growth and a pull forward in profitability, as both users and

2

freelancers flocked to the platform during the COVID-19 pandemic, benefiting its share price.

Conversely, stock selection within the communication services sector detracted from relative performance during the period. The Fund’s position in Gogo Inc., a provider of in-flight wireless services, detracted from relative performance as international and domestic travel was cut severely by major airlines due to the spread of COVID-19. Eventbrite, Inc., a provider of event management services, also detracted from relative performance. Eventbrite, like so many other businesses, was severely impacted by the spread of COVID-19 to North America, which forced the cancellation of events and the closure of venues.

Additionally, shares of Overstock.com, Inc., which operates an online shopping site, detracted from relative performance during the period. Despite exhibiting solid fundamentals, a combination of rising COVID-19 cases, a lack of fiscal stimulus, and continued political uncertainty, was expected to impact consumer spending which weighed on the share price.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell Microcap® Growth Index measures the performance of those Russell Micro Cap companies with higher price-to-book ratios and higher forecasted growth values.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included.

The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	42.54%	19.82%	17.05%	–
Class C4	–	–	–	0.29%
Class F5	–	–	–	1.49%
Class I6	51.47%	21.28%	17.83%	–

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October

31, 2020, is calculated using the SEC required uniform method to compute such return.

4    Class C shares commenced operations and performance for the Class began on August 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5    Commenced operations and performance for the Class began on August 28, 2020. Performance is at net asset value.

6    Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 through October 31, 2020).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/20 – 10/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/20	10/31/20	5/1/20 - 10/31/20
Class A*
Actual	$1,000.00	$1,464.80	$8.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.20
Class C
Actual	$1,000.00	$1,012.90	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.27	$3.61
Class F
Actual	$1,000.00	$1,014.90	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.93	$1.96
Class I*
Actual	$1,000.00	$1,467.70	$7.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.42% for Class A and 1.20% for Class I) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period) and (2.03% for Class C and 1.10% for Class F) multiplied by the average account value over the period, multiplied by 65/366 (to reflect the period from August 28, 2020 commencement of operations, to October 31, 2020).
*	The annualized expenses have been updated to 1.31% for Class A and 1.06% for Class I. Had these updated expense ratios been in place throughout the most recent fiscal half- year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$8.12	$6.65
Class I	$6.58	$5.38

Portfolio Holdings Presented by Sector

October 31, 2020

Sector*	%**
Communication Services	0.02%
Consumer Discretionary	16.47%
Consumer Staples	3.62%
Financials	3.31%
Health Care	45.10%
Industrials	8.86%
Information Technology	18.97%
Real Estate	1.36%
Money Market Fund(a)	2.06%
Time Deposit(a)	0.23%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

6

Schedule of Investments

October 31, 2020

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 97.03%

Air Freight & Logistics 0.74%
Atlas Air Worldwide Holdings, Inc.*	14,507	$858

Biotechnology 20.54%
Adaptimmune Therapeutics plc ADR*	97,380	439
Aurinia Pharmaceuticals, Inc. (Canada)*(a)	55,514	871
Beam Therapeutics, Inc.*(b)	26,275	898
Black Diamond Therapeutics, Inc.*	22,662	714
CareDx, Inc.*	28,685	1,407
ChemoCentryx, Inc.*	9,926	476
Coherus Biosciences, Inc.*	21,686	362
Deciphera Pharmaceuticals, Inc.*	10,588	615
Denali Therapeutics, Inc.*	22,119	946
Eidos Therapeutics, Inc.*	28,426	2,016
Insmed, Inc.*	42,834	1,411
Karuna Therapeutics, Inc.*	10,619	862
Krystal Biotech, Inc.*	17,494	752
Myovant Sciences Ltd. (United Kingdom)*(a)	78,167	1,079
Rocket Pharmaceuticals, Inc.*	55,044	1,538
Seres Therapeutics, Inc.*	49,551	1,382
Stoke Therapeutics, Inc.*	16,703	641
TG Therapeutics, Inc.*	86,044	2,174
Trillium Therapeutics, Inc. (Canada)*(a)	58,046	723
Turning Point Therapeutics, Inc.*	18,179	1,676
Twist Bioscience Corp.*	22,526	1,726
Veracyte, Inc.*	28,908	1,002
Total		23,710

Commercial Services & Supplies 1.21%
Montrose Environmental Group, Inc.*	51,756	1,399
		Fair
		Value
Investments	Shares	(000)
Communications Equipment 3.46%
AudioCodes Ltd. (Israel)(a)	22,323	$647
Calix, Inc.*	143,073	3,349
Total		3,996

Construction & Engineering 0.82%
Ameresco, Inc. Class A*	24,509	941

Diversified Financial Services 0.40%
Landcadia Holdings II, Inc. Class A*	37,508	465

Electronic Equipment, Instruments & Components 1.07%
nLight, Inc.*	57,968	1,231

Entertainment 0.02%
LiveXLive Media, Inc.*(b)	13,624	27

Food Products 0.89%
Vital Farms, Inc.*	29,649	1,025

Health Care Equipment & Supplies 14.38%
Axonics Modulation Technologies, Inc.*	49,438	2,318
CryoPort, Inc.*	52,966	2,126
GenMark Diagnostics, Inc.*	90,769	1,109
Inari Medical, Inc.*	13,646	903
iRhythm Technologies, Inc.*	4,922	1,041
OrthoPediatrics Corp.*	37,252	1,662
Outset Medical, Inc.*(b)	12,121	563
Pulmonx Corp.*	30,347	1,276
Shockwave Medical, Inc.*	29,063	1,986
SI-BONE, Inc.*	72,000	1,510
Silk Road Medical, Inc.*	34,664	2,101
Total		16,595

Health Care Providers & Services 1.96%
Castle Biosciences, Inc.*	26,816	1,245
Ontrak, Inc.*(b)	16,619	1,018
Total		2,263

See Notes to Financial Statements.	7

Schedule of Investments (continued)

October 31, 2020

		Fair
		Value
Investments	Shares	(000)
Health Care Technology 3.33%
Health Catalyst, Inc.*	25,226	$870
Inspire Medical Systems, Inc.*	17,213	2,056
Simulations Plus, Inc.	14,154	917
Total		3,843

Hotels, Restaurants & Leisure 0.83%
Papa John’s International, Inc.	12,476	956

Household Durables 1.92%
LGI Homes, Inc.*	20,708	2,213

Household Products 1.26%
Central Garden & Pet Co.*	37,214	1,450

Information Technology Services 1.22%
Endava plc ADR*	13,426	858
Limelight Networks, Inc.*	154,975	547
Total		1,405

Insurance 2.87%
Goosehead Insurance, Inc.
Class A	13,186	1,616
Trupanion, Inc.*	23,772	1,700
Total		3,316

Internet & Direct Marketing Retail 7.02%
1-800-Flowers.com, Inc. Class A*	34,276	680
Duluth Holdings, Inc. Class B*	81,518	1,250
Fiverr International Ltd. (Israel)*(a)	13,087	1,916
Magnite, Inc.*	150,392	1,358
Overstock.com, Inc.*	24,170	1,356
RealReal, Inc. (The)*	63,437	799
Stamps.com, Inc.*	3,311	739
Total		8,098

Internet Software & Services 1.07%
Cardlytics, Inc.*	16,649	1,229

Leisure Products 1.87%
Malibu Boats, Inc. Class A*	42,523	2,161
		Fair
		Value
Investments	Shares	(000)
Life Sciences Tools & Services 4.01%
NanoString Technologies, Inc.* 31,341		$1,149
Pacific Biosciences of California, Inc.*	111,182	1,458
Quanterix Corp.*	55,105	2,017
Total		4,624

Machinery 6.03%
Chart Industries, Inc.*	27,727	2,341
Evoqua Water Technologies Corp.*	62,450	1,432
Federal Signal Corp.	27,785	797
Shyft Group, Inc. (The)	68,070	1,314
SPX Corp.*	25,376	1,076
Total		6,960

Personal Products 1.45%
elf Beauty, Inc.*	82,727	1,677

Pharmaceuticals 0.57%
Pliant Therapeutics, Inc.*	30,185	653

Real Estate Management & Development 1.35%
eXp World Holdings, Inc.*	21,662	918
Redfin Corp.*	15,221	636
Total		1,554

Semiconductors & Semiconductor Equipment 3.19%
CEVA, Inc.*	40,401	1,629
Ichor Holdings Ltd.*	50,518	1,175
Rambus, Inc.*	64,002	883
Total		3,687

Software 8.83%
Agilysys, Inc.*	38,866	1,053
CERENCE, Inc.*	50,798	2,773
Digital Turbine, Inc.*	68,226	1,955
Rapid7, Inc.*	10,426	646
Sprout Social, Inc. Class A*	52,730	2,304
SVMK, Inc.*	23,274	487
Upland Software, Inc.*	23,399	976
Total		10,194

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2020

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 3.20%
National Vision Holdings, Inc.*	22,236	$897
Shift Technologies, Inc.*(b)	45,294	403
Sleep Number Corp.*	37,780	2,394
Total		3,694

Textiles, Apparel & Luxury Goods 1.52%
Crocs, Inc.*	33,536	1,755
Total Common Stocks (cost $78,494,480)		111,979

SHORT-TERM INVESTMENTS 2.27%

Money Market Fund 2.04%
Fidelity Government Portfolio(c) (cost $2,356,498)	2,356,498	2,356
		Fair
		Value
Investments	Shares	(000)
Time Deposit 0.23%
CitiBank N.A.(c) (cost $261,834)	261,834	$262
Total Short-Term Investments (cost $2,618,332)		2,618
Total Investments in Securities 99.30% (cost $81,112,812)		114,597
Other Assets in Excess of Liabilities 0.70%		813
Net Assets 100.00%		$115,410

ADR	American Depositary Receipt.

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$111,979	$–	$–	$111,979
Short-Term Investments
Money Market Fund	2,356	–	–	2,356
Time Deposit	–	262	–	262
Total	$114,335	$262	$–	$114,597

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

October 31, 2020

ASSETS:
Investments in securities, at fair value including $2,438,418 of securities loaned (cost $81,112,812)	$114,597,096
Receivables:
Investment securities sold	4,219,041
Capital shares sold	562,773
Dividends	885
From advisor (See Note 3)	854
Securities lending income receivable	10,659
Prepaid expenses	36,423
Total assets	119,427,731
LIABILITIES:
Payables:
To bank	1,224,157
Investment securities purchased	2,675
Payable for collateral due to broker for securities lending	2,618,332
Capital shares reacquired	13,286
Management fee	93,582
Trustees’ fees	18,721
Fund administration	4,159
12b-1 distribution plan	3,840
Accrued expenses	39,149
Total liabilities	4,017,901
Commitments and contingent liabilities
NET ASSETS	$115,409,830
COMPOSITION OF NET ASSETS:
Paid-in capital	$54,000,569
Total distributable earnings (loss)	61,409,261
Net Assets	$115,409,830
Net assets by class:
Class A Shares	$11,746,763
Class C Shares	$849,414
Class F Shares	$12,088,731
Class I Shares	$90,724,922
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	670,979
Class C Shares	41,556
Class F Shares	590,537
Class I Shares	4,431,825
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$17.51
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$18.58
Class C Shares-Net asset value	$20.44
Class F Shares-Net asset value	$20.47
Class I Shares-Net asset value	$20.47

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $723)	$116,580
Securities lending net income	180,665
Interest and other	8,505
Total investment income	305,750
Expenses:
Management fee	1,583,375
12b-1 distribution plan-Class A	9,264
12b-1 distribution plan-Class C	548
12b-1 distribution plan-Class F	1,088
Fund administration	49,812
Professional	42,649
Registration	41,668
Shareholder servicing	29,276
Reports to shareholders	17,477
Custody	12,797
Trustees’ fees	5,097
Other	25,181
Gross expenses	1,818,232
Expense reductions (See Note 8)	(565)
Fees waived and expenses reimbursed (See Note 3)	(11,830)
Net expenses	1,805,837
Net investment loss	(1,500,087)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	36,500,948
Net change in unrealized appreciation/depreciation on investments	16,451,637
Net realized and unrealized gain (loss)	52,952,585
Net Increase in Net Assets Resulting From Operations	$51,452,498

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE/DECREASE IN NET ASSETS	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment loss	$(1,500,087)	$(2,095,049)
Net realized gain (loss) on investments	36,500,948	19,880,977
Net change in unrealized appreciation/depreciation on investments	16,451,637	(6,268,997)
Net increase in net assets resulting from operations	51,452,498	11,516,931
Distributions to shareholders:
Class A	(2,158,436)	(3,195,562)
Class I	(18,035,766)	(33,452,600)
Total distributions to shareholders	(20,194,202)	(36,648,162)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	36,535,765	6,113,574
Reinvestment of distributions	18,151,507	33,356,839
Cost of shares reacquired	(102,948,159)	(27,261,172)
Net increase (decrease) in net assets resulting from capital share transactions	(48,260,887)	12,209,241
Net decrease in net assets	(17,002,591)	(12,921,990)
NET ASSETS:
Beginning of year	$132,412,421	$145,334,411
End of year	$115,409,830	$132,412,421

12	See Notes to Financial Statements.

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13

Financial Highlights

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:
	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning of	income	unrealized	investment	realized	end of
	period	(loss)(a)	gain	operations	gain	period
Class A
10/31/2020	$13.83	$(0.18)	$6.23	$ 6.05	$(2.37)	$17.51
10/31/2019	18.05	(0.21)	0.98	0.77	(4.99)	13.83
10/31/2018	18.26	(0.26)	2.75	2.49	(2.70)	18.05
10/31/2017	13.09	(0.21)	5.38	5.17	–	18.26
10/31/2016	16.33	(0.19)	0.15	(0.04)	(3.20)	13.09
Class C
10/31/2020(c)	20.16	(0.07)	0.35	0.28	–	20.44
Class F
10/31/2020(c)	20.16	(0.04)	0.35	0.31	–	20.47
Class I
10/31/2020	15.77	(0.19)	7.26	7.07	(2.37)	20.47
10/31/2019	19.84	(0.24)	1.16	0.92	(4.99)	15.77
10/31/2018	19.80	(0.29)	3.03	2.74	(2.70)	19.84
10/31/2017	14.20	(0.23)	5.83	5.60	–	19.80
10/31/2016	17.45	(0.21)	0.16	(0.05)	(3.20)	14.20

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on August 28, 2020.
(d)	Not annualized.
(e)	Annualized.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:				Supplemental Data:

	Total expenses		Net		Net assets,	Portfolio
Total	after waivers and/or	Total	investment		end of	turnover
return	reimbursements	expenses	income (loss)		period	rate
(%)(b)	(%)	(%)	(%)		(000)	(%)

51.19	1.56	1.56	(1.32)		$ 11,747	115
8.33	1.66	1.66	(1.48)		12,590	94
16.32	1.63	1.63	(1.43)		11,616	73
39.39	1.67	1.67	(1.36)		9,893	105
(1.30)	1.81	1.81	(1.52)		7,416	161

1.29 (d)	2.03 (e)	2.05 (e)	(1.91	)(e)	849	115 (d)

1.49 (d)	1.10 (e)	1.20 (e)	(0.97	)(e)	12,089	115 (d)

51.47	1.44	1.45	(1.19)		90,725	115
8.34	1.66	1.66	(1.48)		119,822	94
16.31	1.63	1.63	(1.43)		133,719	73
39.44	1.67	1.67	(1.36)		139,068	105
(1.39)	1.81	1.81	(1.52)		133,112	161

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of fourteen funds. This report covers one fund and its respective active classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”) or (the “Fund”), Class A, C, F and I shares. The Fund’s investment objective is long-term capital appreciation. Class C and F shares commenced operations on August 28, 2020.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus). Class I shares are not subject to any sales charges. Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

16

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2017 through October 31, 2020. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Fund are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk- for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of October 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at an annual rate of 0.90%. Prior to June 1, 2020, the fee was based on the Fund’s average daily net assets of 1.50%. The Fund’s annualized effective management fee rate for the fiscal year ended October 31, 2020 was 1.27%.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $10,742 of fund administration fees during the fiscal year ended October 31, 2020.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C and F shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution

18

Notes to Financial Statements (continued)

and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class C	Class F(2)(3)
Service	.25%	.25%	–
Distribution	–	.75%	.10%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Prior to June 1, 2020, the Board did not authorize such Class A 12b-1 fees for the Fund. This agreement may be terminated only by the Fund’s Board.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(3)	For the period from August 28, 2020 and continuing through February 28, 2022, the Distributor has contractually agreed to waive the Fund’s 0.10% Rule 12b-1 fee for Class F. These agreements may be terminated only by the Fund’s Board.

Class I shares do not have a distribution plan.

Other Related Parties

As of October 31, 2020, the percentage of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 57.31%.

Distributor Commissions	Dealers’ Concessions
$1,722	$10,866

Distributor received CDSCs of $0 and $60 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2020.

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for the Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2020 and 2019 was as follows:

	Year Ended 10/31/2020	Year Ended 10/31/2019
Distributions paid from:
Ordinary income	$–	$6,937,287
Net long-term capital gains	20,194,202	29,710,875
Total distributions paid	$20,194,202	$36,648,162

19

Notes to Financial Statements (continued)

Subsequent to the Fund’s fiscal year ended October 31, 2020, short-term and long-term capital gain distributions of approximately $13,474,000 and $16,615,000, respectively, were paid on November 24, 2020 to shareholders of record on November 23, 2020.

As of October 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$13,472,834
Undistributed long-term capital gains	16,614,388
Total undistributed earnings	30,087,222
Temporary differences	(18,721)
Unrealized gains – net	31,340,760
Total accumulated gains – net	$61,409,261

As of October 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments for U.S. federal income tax purposes were as follows:

Tax cost	$83,256,336
Gross unrealized gain	33,890,835
Gross unrealized loss	(2,550,075)
Net unrealized security gain	$31,340,760

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (loss)	Paid-in Capital
$(4,528,150)	$4,528,150

The permanent differences are attributable primarily to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2020 were as follows:

Purchases	Sales
$139,384,895	$209,404,834

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2020, the Fund engaged in cross-trade sales of $4,234,364 which resulted in net realized gains of $2,474,879.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. These requirements include the disclosure of gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and to disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A

20

Notes to Financial Statements (continued)

master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between a Fund and the applicable counterparty.

As of October 31, 2020, the Fund did not have assets or liabilities subject to the FASB disclosure requirements.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended October 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

21

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2020, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended October 31, 2020 the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

For the fiscal year ended October 31, 2020, the market value of securities loaned and collateral received for the Fund was as follows:

Market Value of Securities Loaned	Collateral Received(1)
$2,438,418	$2,618,332

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

22

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap growth stocks. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. Moreover, different investment styles, such as growth investing, may shift in and out of favor over time, depending on market and economic conditions, as well as investor sentiment.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	315,734	$5,250,326	34,291	$446,622
Reinvestment of distributions	178,087	2,158,413	264,969	3,195,527
Shares reacquired	(733,350)	(10,796,624)	(32,432)	(469,450)
Increase (decrease)	(239,529)	$(3,387,885)	266,828	$3,172,699

23

Notes to Financial Statements (concluded)

	Year Ended October 31, 2020		Year Ended October 31, 2019
Class C Shares(a)	Shares	Amount	Shares	Amount
Shares sold	43,721	$922,143	–	$–
Shares reacquired	(2,165)	(44,235)
Increase	41,556	$877,908	–	$–

Class F Shares(a)
Shares sold	602,649	$12,452,364	–	$–
Shares reacquired	(12,112)	(240,374)
Increase	590,537	$12,211,990	–	$–

Class I Shares
Shares sold	973,448	$17,910,932	379,357	$5,666,952
Reinvestment of distributions	1,130,254	15,993,094	2,193,550	30,161,312
Shares reacquired	(5,269,377)	(91,866,926)	(1,715,356)	(26,791,722)
Increase (decrease)	(3,165,675)	$(57,962,900)	857,551	$9,036,542

(a)	Commenced on August 28, 2020.

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Micro-Cap Growth Fund, one of the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund of the Trust as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

28

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 28-29, 2020 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through February 28, 2020. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information Of the distribution paid during the fiscal year ended October 31, 2020, $20,194,202 represents long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Micro-Cap Growth Fund	LAMCVF-2 (12/20)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$566,500	$539,900
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	566,500	539,900

Tax Fees {b}	88,193	82,289
All Other Fees	- 0 -	- 0 -

Total Fees	$654,693	$622,189

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2020

By:	/s/Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: December 22, 2020